These Securities have not been approved or disapproved by the

U.S. Securities and as filed with the Securities and Exchange Commission on

August 31, 2006

Registration No. 333-74295; 811-09253

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 98	☒

And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment no. 99	☒

WELLS FARGO FUNDS TRUST

(Exact Name of Registrant as specified in Charter)

525 Market Street

San Francisco, CA 94105

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 643-9691

C. David Messman

Wells Fargo Funds Management, LLC

525 Market Street, 12th Floor

San Francisco, CA 94105

(Name and Address of Agent for Service)

With a copy to:

Marco E. Adelfio, Esq.

Morrison & Foerster LLP

2000 Pennsylvania Ave., N.W.

Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

☒	Immediately upon filing pursuant to Rule 485(b), or

☐	60 days after filing pursuant to Rule 485(a)(1), or on August 31, 2006, pursuant to Rule 485(a)(1)

☐	75 days after filing pursuant to Rule 485(a)(2), or

☐	on [date], pursuant to Rule 485(a)(2)

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 98 to the Registration Statement of Wells Fargo Funds Trust (the “Trust”) is being filed primarily to register new Institutional share classes for the following six Funds: the Wells Fargo Advantage Discovery Fund, Equity Value Fund, International Equity Fund, International Value Fund, Large Cap Appreciation Fund, and Small/Mid Cap Value Fund. The new Institutional Class shares will be offered to the public on August 31, 2006.

WELLS FARGO ADVANTAGE FUNDS

August 31, 2006

Prospectus

Wells Fargo Advantage International Stock Funds — Institutional Class

Wells Fargo Advantage International Equity Fund

Wells Fargo Advantage International Value Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Table of Contents	International Stock Funds

Please find Wells Fargo Advantage Funds’ Privacy Policy inside the back cover of this booklet.

International Stock Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND (TICKER)	OBJECTIVE

International Equity Fund (WFISX)	Seeks total return with an emphasis on long-term capital appreciation, over the long-term, by investing primarily in equity securities of non-U.S. companies.

International Value Fund (WFVIX)	Seeks long-term capital appreciation.

4	International Stock Funds Prospectus

PRINCIPAL STRATEGIES

We invest principally in the equity securities of non-U.S. companies through the use of three different styles of international equity management: an international value style, sub-advised by LSV Asset Management; an international blend style, sub-advised by New Star Institutional Managers Limited; and an international growth style, sub-advised by Artisan Partners Limited Partnership.

The Fund is a gateway fund that invests principally in non-U.S. securities. We select securities for the Fund by using a quantitative investment model which ranks securities based on measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). We invest in securities of companies with market capitalizations of $400 million or more.

International Stock Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 13;

•	the “Additional Strategies and General Investment Risks” section beginning on page 22; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Emerging Market Securities

The Funds may invest in emerging market securities. The risks of investing in such markets are considerable because these investments typically present even greater exposure to the risks of foreign investing, and can present additional risks--such as those related to social unrest or political upheaval--that can make these investments extremely volatile. Stock markets in emerging market countries tend to be much more volatile than the U.S. stock market due to their relative immaturity and periods of instability. In the past, many emerging markets restricted the flow of money into or out of their stock markets and some continue to impose restrictions on foreign investors. Also, the economies of emerging market countries may be predominantly based on only a few industries or on revenue from particular commodities and international aid, making them more susceptible to financial, economic or market events impacting these industries or changes to the aid arrangements.

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

The Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility compared to investments in U.S. Securities. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Small Company Securities

The Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

6	International Stock Funds Prospectus

FUND	SPECIFIC RISKS

International Equity Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

International Value Fund	The Fund is primarily subject to “Equity Securities”, “Foreign Investments”, and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6.

International Stock Funds Prospectus	7

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one- and five year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance before and after taxes is no guarantee of future results.

International Equity Fund Institutional Class Calendar Year Returns1*

Best Qtr.:	Q4 ‘99 • 33.85%	Worst Qtr.:	Q3 ‘02 • (21.81)%

*	The Fund’s year-to-date performance through June 30, 2006, was 9.54%.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class1 shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (IRAs).

Average annual total returns for the period ended 12/31/05	1 year	5 years	Life of Fund
Institutional Class Returns Before Taxes[1] (Incept. 8/31/06)	12.15%	0.21%	4.98%
Institutional Class Returns After Taxes on Distributions[1]	11.62%	0.03%	4.76%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares[1]	7.90%	0.07%	4.22%
MSCI EAFE Index[3] (reflects no deduction for expenses or taxes)	13.54%	4.55%	5.09%
[1]	Performance shown for periods prior to the inception of this Class reflects the performance of the Fund’s Administrator Class shares and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Fund’s Administrator Class shares incepted November 8, 1999 and are not offered in this prospectus. The Fund’s Administrator Class annual returns are substantially similar to what the Institutional Class annual returns would be because the Administrator Class and Institutional Class shares are invested in the same portfolio and their returns differ only to the extent that the Classes do not have the same fees and/or expenses.
[2]	MSCI Europe, Australasia, and Far East Index.

8	International Stock Funds Prospectus

International Value Fund Institutional Class Calendar Year Returns1*

Best Qtr.:	Q4 ‘04 • 14.57%	Worst Qtr.:	Q2 ‘05 • (1.52)%

*	The Fund’s year-to-date performance through June 30, 2006, was 11.33%. Performance shown reflects the performance of the Fund’s Class A shares, and does not reflect applicable Class A sales charges. If it did, returns would be lower.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class1 shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/05	1 year	Life of Fund
Institutional Class Returns Before Taxes[1] (Incept. 8/31/06)	4.19%	17.76%
Institutional Class Returns After Taxes on Distributions[1]	4.13%	16.86%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares[1]	2.78%	14.75%
MSCI EAFE Value Index[2] (reflects no deduction for expenses or taxes)	14.39%	23.74%
[1]	Performance shown for periods prior to the inception of this Class reflects the performance of the Fund’s Class A shares and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Fund’s Class A shares incepted October 31, 2003 and are not offered in this prospectus. The Fund’s Class A annual returns are substantially similar to what the Institutional Class annual returns would be because the Class A and Institutional Class shares are invested in the same portfolio and their returns differ only to the extent that the Classes do not have the same fees and/or expenses.
[2]	MSCI Europe, Australasia, and Far East Value Index.

International Stock Funds Prospectus	9

International Stock Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investments)

All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None
Redemption Fee[1]	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
	International Equity Fund	International Value Fund[5]
Management Fees[2]	0.94%	0.95%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses[3]	0.28%	0.76%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.22%	1.71%
Fee Waivers	0.17%	0.66%

NET EXPENSES[4]	1.05%	1.05%
[1]	Deducted from the net proceeds of shares redeemed or exchanged within 30 days after purchase. This fee is retained by the Fund. Please see “Redemption Fees” on page 31 for further information.
[2]	The Funds’ investment adviser has implemented a breakpoint schedule for the International Equity Fund’s management fees; and the master portfolio’s management fee in which the International Value Fund invests. The management fees charged to the Funds/master portfolio will decline as a Fund’s/master portfolio’s assets grow and will continue to be based on a percentage of the Fund’s/master portfolio’s average daily net assets. The breakpoint schedule for the International Equity Fund and the master portfolio in which the International Value Fund invests substantially all its assets is as follows: 0.95% for the first $500 million in assets; 0.90% for the next $500 million in assets; 0.85% for the next $2 billion in assets; 0.825% for the next $2 billion in assets; and 0.80% for assets over $5 billion.
[3]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the International Value Fund are based on expenses incurred since the Class’s inception and are annualized.
[4]	The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain each Fund’s net operating expense ratio shown.
[5]	Expenses for the International Value Fund include expenses allocated from the master portfolio in which the Fund invests.

10	International Stock Funds Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return, the reinvestment of all dividends and distributions, and that fund operating expenses remain the same. The fee waivers shown in the table of Annual Fund Operating Expenses are not reflected in the 3, 5 and 10 year examples. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	International Equity Fund	International Value Fund
1 YEAR	$107	$107
3 YEARS	$370	$474
5 YEARS	$654	$866
10 YEARS	$1,462	$1,964

International Stock Funds Prospectus	11

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Master/GatewaySM Structure

The International Value Fund is a gateway fund in a Master/GatewaySM structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Advantage FundsSM whose objectives and investment strategies are consistent with the gateway fund’s investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes one Fund different from the other Fund offered in this Prospectus.

Permitted Investments

Provides a summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

12	International Stock Funds Prospectus

International Equity Fund

Portfolio Managers:    Mark Beale; Brian Coffey; Josef Lakonishok; Richard Lewis;

Puneet Mansharamani; Menno Vermeulen, CFA; Robert W. Vishny

and Mark L. Yockey, CFA

Investment Objective

The International Equity Fund seeks total return, with an emphasis on capital appreciation, over the long term, by investing primarily in equity securities of non-U.S. companies.

Investment Strategies

We invest principally in the equity securities of non-U.S. companies through the use of three different styles of international equity management: an international value style, sub-advised by LSV Asset Management; an international blend style, sub-advised by New Star Institutional Managers Limited; and an international growth style, sub-advised by Artisan Partners Limited Partnership.

Artisan Partners Limited Partnership (“Artisan”)

Artisan invests in non-U.S. securities by using a bottom-up investment process to seek international growth companies, focusing on industries or themes that Artisan believes present accelerating growth prospects. Company visits are a key component of Artisan’s investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme. Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that Artisan believes may lead to sustained earnings growth. Artisan pays careful attention to valuation relative to a company’s market or global industry in choosing investments. Securities purchased are generally those believed to offer the most compelling potential earnings growth relative to their valuation.

LSV Asset Management (“LSV”)

LSV invests in non-U.S. securities believed to be undervalued in the marketplace at the time of purchase and believed to show recent positive signals, such as an appreciation in prices and increase in earnings. In making investment decisions, LSV applies a quantitative investment model. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a “mindset” about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation).

New Star Institutional Managers Limited (“New Star”)

New Star invests in non-U.S. securities by following a two-phase investment process. In the first phase, New Star conducts bottom-up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an “Economic Value Added” (“EVA”) methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that estimates the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections.

International Stock Funds Prospectus	13

International Equity Fund

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in equity securities;

•	at least 80% of total assets in non-U.S. securities;

•	in a minimum of five countries exclusive of the U.S.;

•	up to 50% of total assets in any one country;

•	up to 25% of total assets in emerging markets; and

•	in equity securities including common stocks and preferred stocks, and in warrants, convertible debt securities, ADRs (and similar investments) and shares of other mutual funds.

We expect that the Fund’s portfolio will maintain an average market capitalization of $10 billion or more, although we may invest in equity securities of issuers with market capitalizations as low as $250 million. We also expect that the securities we hold will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S.

Although it is not our intention to do so, we reserve the right to hedge the portfolio’s foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 22. These considerations are all important to your investment choice.

14	International Stock Funds Prospectus

Financial Highlights

The table below shows the financial performance of the Administrator Class shares of the Fund.

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited the information for the fiscal periods ended September 30, 2001-2005, which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, copies of which are available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR SHARE CLASS—COMMENCED ON NOVEMBER 8, 1999

For the period ended:	Mar. 31, 2006 (unaudited)	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
Net asset value, beginning of period	$13.69	$11.08	$9.87	$8.46	$10.47	$15.17
Income from investment operations:
Net investment income (loss)	0.04[1]	0.17	0.07[1]	0.08[1]	0.02[1]	0.01
Net realized and unrealized gain (loss) on investments	1.76	2.48	1.22	1.34	(2.03)	(4.40)
Total from investment operations	1.80	2.65	1.29	1.42	(2.01)	(4.39)
Less distributions:
Distributions from net investment income	(0.19)	(0.04)	(0.08)	(0.01)	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(0.31)
Total distributions	(0.19)	(0.04)	(0.08)	(0.01)	0.00	(0.31)
Net asset value, end of period	$15.30	$13.69	$11.08	$9.87	$8.46	$10.47
Total return[2]	13.30%	23.94%	13.11%	16.83%	(19.20)%	(29.47)%
Ratios/supplemental data:
Net assets, end of period (000s)	$703,527	$594,488	$394,649	$266,099	$372,380	$108,796
Ratios to average net assets[3]:
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.44%	1.50%
Ratio of net investment income (loss) to average net assets	0.51%	1.54%	0.64%	0.76%	0.31%	0.31%
Portfolio turnover rate	23%	46%	112%	73%	52%	36%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3]	1.50%	1.41%	1.38%	1.34%	1.46%	1.53%
[1]	Calculated based upon average shares outstanding.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

International Stock Funds Prospectus	15

Sub-Adviser’s Prior Performance History

Artisan Partners Limited Partnership

The performance information shown below represents a composite of the prior performance of registered mutual funds and all discretionary accounts managed by Artisan with substantially similar investment objectives, policies and strategies as the International Equity Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

Artisan Composite Calendar Year Returns*

Best Qtr.:	Q4 ’99 • 48.68%	Worst Qtr.:	Q3 ’02 • (21.32)%

*	The composite’s year-to-date performance through March 31, 2006, was 10.58%.

Average annual total returns for the period ended 12/31/05	1 year	5 years	10 years
Artisan Composite Performance (incept. 01/01/96)	16.14%	3.91%	13.81%
MSCI EAFE Index[1]	13.54%	4.55%	5.84%
MSCI EAFE Growth Index[2]	13.64%	2.23%	N/A
[1]	MSCI Europe, Australasia, and Far East Index.
[2]	MSCI Europe, Australasia, and Far East Growth Index.

16	International Stock Funds Prospectus

LSV Asset Management

The performance information shown below represents a composite of the prior performance of a registered mutual fund and all discretionary accounts managed by LSV with substantially similar investment objectives, policies and strategies as the International Equity Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

LSV Composite Calendar Year Returns*

Best Qtr.:	Q2 ‘03 • 21.00%	Worst Qtr.:	Q3 ‘98 • (17.13)%

*	The composite’s year-to-date performance through March 31, 2006, was 10.86%.

Average annual total returns for the period ended 12/31/05	1 year	5 years	Life of Fund
LSV Composite Performance (incept. 12/31/97)	13.87%	14.29%	12.93%
MSCI EAFE Index[1]	13.54%	4.55%	6.68%
MSCI EAFE Value Index[2]	14.39%	7.55%	N/A
[1]	MSCI Europe, Australasia, and Far East Index.
[2]	MSCI Europe, Australasia, and Far East Value Index.

International Stock Funds Prospectus	17

Sub-Adviser’s Prior Performance History

New Star Institutional Managers Limited

The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by New Star with substantially similar investment objectives, policies and strategies as the International Equity Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

New Star Composite Calendar Year Returns*

Best Qtr.:	Q4 ‘99 • 30.38%	Worst Qtr.:	Q3 ‘02 • (19.69)%

*	The composite’s year-to-date performance through March 31, 2006, was 8.47%.

Average annual total returns for the period ended 12/31/05	1 year	5 years	10 years
New Star Composite Performance	9.56%	5.34%	7.97%
MSCI EAFE Index[1]	13.54%	4.55%	5.84%
[1]	MSCI Europe, Australasia, and Far East Index.

18	International Stock Funds Prospectus

International Value Fund

Portfolio Managers:    Josef Lakonishok; Puneet Mansharamani; Menno Vermeulen, CFA;

Robert W. Vishny

Investment Objective

The International Value Fund seeks long-term capital appreciation.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies.

We invest in the equity securities of non-U.S. companies which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. We believe that these securities have the potential to produce superior future returns if their future growth exceeds the market’s low expectations.

We use a strictly quantitative investment model to make investment decisions for the Fund. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a “mindset” about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to control overall portfolio risk while maximizing the expected return. The Fund is expected to experience a low level of portfolio turnover.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in non-U.S. securities. We invest in the equity securities of non-U.S. companies with market capitalizations of $400 million or more, but primarily invest in those with medium to large market capitalizations. We expect to maintain diversification among the countries represented in the industry benchmark, the MSCI/EAFE index. Generally, the non-U.S. securities we hold will be traded on a stock exchange or other market in the country in which the issuer has its principal place of business or principal office, but they also may be traded in other countries, including the U.S.

We may invest in additional master portfolios and other Wells Fargo Advantage Funds, or invest directly in a portfolio of securities. If the Fund invests directly in a portfolio of securities, it may implement a “multi-manager” structure as described under the “Organization and Management of the Funds” section on page 26.

Although it is not our intention to do so, we reserve the right to hedge the portfolio’s foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities,” “Foreign Investments” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 22. These considerations are all important to your investment choice.

International Stock Funds Prospectus	19

Financial Highlights

The table below shows the financial performance of the Administrator Class shares of the Fund.

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited the information for the fiscal period ended September 30, 2005, which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, copies of which are available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR SHARE CLASS—COMMENCED ON APRIL 11, 2005

For the period ended:	Mar. 31, 2006 (unaudited)	Sept. 30, 2005[1]
Net asset value, beginning of period	$14.15	$13.27
Income from investment operations:
Net investment income (loss)	0.09	0.18
Net realized and unrealized gain (loss) on investments	1.75	0.70
Total from investment operations	1.84	0.88
Less distributions:
Distributions from net investment income	(0.11)	0.00
Distributions from net realized gain	(0.05)	0.00
Total distributions	(0.16)	0.00
Net asset value, end of period	$15.83	$14.15
Total return[2]	13.12%	6.63%
Ratios/supplemental data:
Net assets, end of period (000s)	$270	$207
Ratios to average net assets[3]:
Ratio of expenses to average net assets	1.25%	1.25%[4]
Ratio of net investment income (loss) to average net assets	1.57%	3.07%
Portfolio turnover rate[5]	9%[6]	14%[6]
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,7]	9.70%	20.19%[4]
[1]	For the period of April 11, 2005, (commencement of Class) to September 30, 2005.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. Ratios shown for periods of less than one year are annualized.
[4]	Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
[5]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[6]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.

20	International Stock Funds Prospectus

Sub-Adviser’s Prior Performance History

LSV Asset Management (“LSV”) is the sub-adviser for the Fund and for the master portfolio in which the Fund invests. As the sub-adviser, LSV is responsible for the day-to-day investment management activities of the master portfolio. The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by LSV with substantially similar investment objectives, policies and strategies as the Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

LSV Composite Calendar Year Returns*

Best Qtr.:	Q2 ‘03 • 21.00%	Worst Qtr.:	Q3 ‘98 • (17.13)%

*	The composite’s year-to-date performance through March 31, 2006, was 10.86%.

Average annual total returns for the period ended 12/31/05	1 year	5 years	Life of Fund
LSV Composite Performance (Incepted 12/31/97)	13.87%	14.29%	12.93%
MSCI EAFE Index[1]	13.54%	4.55%	6.68%
MSCI EAFE Value Index[2]	14.39%	7.55%	N/A
[1]	MSCI Europe, Australasia and Far East Index.
[2]	MSCI Europe, Australasia, and Far East Value Index.

International Stock Funds Prospectus	21

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	Funds invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets and are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	The Funds may use various derivative investments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Emerging Market Risk—The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often

22	International Stock Funds Prospectus

vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

International Stock Funds Prospectus	23

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

		INTERNATIONAL EQUITY	INTERNAITONAL VALUE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●

Emerging Market Securities

Securities of companies based in countries
considered developing or to have
“emerging” stock markets. Generally, these
securities have the same type of risks as
foreign securities, but to a higher degree.

	Emerging Market, Foreign Investment, Regulatory, Liquidity and Currency Risk	●
Foreign Securities Equity securities issued by a non-U.S. company which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk	●	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers,
dealers and financial institutions to increase
returns on those securities. Loans may be made
up to 1940 Act limits (currently one-third of
total assets, including the value of the
collateral received).

	Counter-Party and Leverage Risk	●	●

Options

The right to buy or sell a security based on
an agreed upon price at a specified time.
Types of options used may include: options
on securities, options on a stock index and
options on stock index futures to protect
liquidity and portfolio value.

	Leverage and Liquidity Risk	●	●

24	International Stock Funds Prospectus

		INTERNATIONAL EQUITY	INTERNATIONAL VALUE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Other Mutual Funds

Investments by the Fund in shares of
other mutual funds, which will cause
Fund shareholders to bear a pro rata
portion of the other fund’s expenses, in
addition to the expenses paid by the Fund.

	Market Risk	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market, and Liquidity Risk	●	●

International Stock Funds Prospectus	25

Organization and Management of the Fund

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISERS
Varies by Fund Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA Maintains records of shares and supervises the payment of dividends	Various Agents Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

26	International Stock Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As noted in the table on page 10, the fees shown for the gateway fund includes fees allocated from the master portfolio in which the Fund invests. A discussion regarding the basis for the Board approving the investment advisory and sub-advisory agreements of each Fund is available in the Fund’s annual report for the fiscal year ended September 30, 2005. As of June 30, 2006, Funds Management managed over $110.0 billion in mutual fund assets.

Dormant Investment Advisory Arrangements

Under the investment advisory contract for the International Value Fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this current structure, Funds Management only receives an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund’s investments in the various master portfolios.

Under the investment advisory contract for the International Value Fund, Funds Management acts as an investment adviser for Fund assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as the Fund invests substantially all of its assets in one or more master portfolios. If the Fund redeems assets from a master portfolio and invests them directly, in a portfolio of securities, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

The Fund has a similar “dormant” sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which the Fund invests. Under these arrangements, if the Fund redeems assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund’s assets formerly invested in the master portfolio.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for the International Value Fund. Under this structure, the Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

International Stock Funds Prospectus	27

Organization and Management of the Funds

The Sub-Advisers

Artisan Partners Limited Partnership (“Artisan”), located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, a Milwaukee-based registered investment adviser, co-sub advises the International Equity Fund and, in this capacity is responsible for the day-to-day investment management activities of the Fund. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans. As of June 30, 2006, Artisan managed over $47.2 billion in assets.

LSV Asset Management (“LSV”), located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606 is the investment sub-adviser to the International Value Portfolio in which the International Value Fund invests and co-sub advises the International Equity Fund. In this capacity, the sub-adviser is responsible for the day-to-day investment management activities of the master portfolio and the Fund. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of June 30, 2006, LSV managed over $61.0 billion in assets.

New Star Institutional Managers Limited (“New Star”), located at 1 Knightsbridge Green, London, SW1X 7NE, England, a London-based U.S.-registered investment adviser, co-sub advises the International Equity Fund and, in this capacity is responsible for the day-to-day investment management activities of the Fund. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients. As of March 31, 2006, New Star managed over $14.4 billion in assets.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Board and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and distribution disbursing services to the Funds.

28	International Stock Funds Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is received in proper form.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

International Stock Funds Prospectus	29

How to Buy Shares

Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Institutional Class shares of the Funds should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record for Institutional Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds; and

•	Institutions may require different minimum investment amounts. Please consult an account representative from your Institution for specifics.

•	All purchases must be made in U.S. dollars and all checks must be drawn on U.S. banks.

•	Each Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund’s determination, adversely impact the normal management or operations of the Fund.

•	The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The following investors are eligible to purchase Institutional Class shares:

•	Employee benefit plan programs that have at least $100 million in plan assets;

•	Broker-dealer managed account or wrap programs that charge an asset based fee, have program assets of at least $100 million and trade via omnibus accounts;

•	Registered investment adviser account programs that charge an asset based fee, have program assets of at least $100 million and trade via omnibus accounts;

•	Section 529 Plans;

•	Fund of Funds managed by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM and Wells Fargo Advantage Life Stage PortfoliosSM);

•	Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

•	Institutions who invest a minimum initial amount of $5 million in a Fund; and

•	Under certain circumstances and for certain groups as detailed in the Funds’ Statement of Additional Information.

In addition to payments made by the Funds for distribution and shareholder servicing, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders.

In return for these payments, the Funds may receive certain marketing or servicing advantages including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing

30	International Stock Funds Prospectus

How to Buy Shares

“shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. Additionally, the Funds and their shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Funds’ Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Redemption Fees

For the Funds, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for a Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund’s portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances:

•	shares that were purchased with reinvested distributions.

•	in order the meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 70 1/2 according to Internal Revenue Service (“IRS”) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

•	in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined in Internal Revenue Code Section 72(m)(7).)

•	to effect non-discretionary portfolio rebalancing associated with certain wrap accounts.

•	to effect non-discretionary portfolio rebalancing associated with certain retirement plans.

•	taking out a distribution or loan from a defined contribution plan.

International Stock Funds Prospectus	31

Your Account

•	to effect, through a redemption and subsequent purchase, an account registration change within the same Fund.

•	transactions in Fund of Funds advised by Funds Management and transactions by Section 529 qualified tuition program portfolios.

•	if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund’s shareholders.

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Consequently, the Funds will not assess a redemption fee on redemptions of shares held through such accounts.

32	Prospectus International Stock Funds Prospectus

How to Sell Shares

Institutional Class shares must be redeemed in accordance with the account agreement governing your Customer Account at your Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	Your redemption proceeds are net of any applicable redemption fee.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through Electronic Funds Transfer have been finally collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for redemptions of shares purchased by check or through Electronic Funds Transfer. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that are in addition to or supersede the directions in this Prospectus.

International Stock Funds Prospectus	33

Exchanges

Exchanges between Wells Fargo Advantage Funds involves two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment in a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	The Funds impose a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See page 31 for additional information.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Fund shareholders can negatively impact the Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact the Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Fund actively discourages and takes steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund’s policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to the Fund by increasing expenses or lowering returns. In this regard, the Fund takes steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

34	International Stock Funds Prospectus

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Fund’s policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

International Stock Funds Prospectus	35

Other Information

Income and Gain Distributions

The Funds make distributions of any net investment income and any realized net capital gains at least annually. Your distributions will be automatically reinvested in additional shares, unless your Institution directs otherwise. Your other options are to receive checks for these payments, have them automatically invested in the same class of another Wells Fargo Advantage Fund, or have them deposited into your bank account. With the check payment option, if checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested. To change the current option for payment of distributions, please contact your Institution.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders, if any, generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as its direct investment in certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If more than 50% of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund can file an election with the IRS which requires you to include a pro-rata portion of the Fund’s foreign withholding taxes in your gross income, and treat such amount as foreign taxes paid by you. In general, you can either deduct such taxes in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. We expect the Funds in this Prospectus may be eligible for this election, but we can’t assure you that either Fund will make the election for any year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.

36	International Stock Funds Prospectus

Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Advance Notice of Large Transactions

We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage to the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

Householding

To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your customer account representative.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to disclosure of their portfolio holdings is available in the Funds’ Statement of Additional Information and on the Funds’ Web site at www.wellsfargo.com/advantagefunds.

Transaction Authorizations

The Funds generally require Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day’s NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

International Stock Funds Prospectus	37

Description of Master Portfolio

PORTFOLIO	OBJECTIVE

International Value Portfolio	The Portfolio seeks long-term capital appreciation.

38	International Stock Funds Prospectus

PRINCIPAL STRATEGIES

The Portfolio invests principally in non-U.S. securities. We select securities for the Portfolio by using a quantitative investment model which ranks securities based on measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). We invest in securities of companies with market capitalizations of $400 million or more.

International Stock Funds Prospectus	39

Portfolio Managers

The Portfolio Managers identified below in connection with the International Value Fund manage the Master Portfolio that the Fund currently invests in, and not the Fund itself. The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

Mark Beale

International Equity Fund since 2004

Mr. Beale joined New Star in 1982 and is the lead portfolio manager for New Star’s international equity product. He has 22 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s research and stock selection within the U.S. market. He earned a B.A. degree in Economic History from the University of Sussex, England.

Brian Coffey

International Equity Fund since 2006

Mr. Coffey joined New Star in 1988. He has 17 years of investment experience and is the lead portfolio manager for the Emerging Market portfolios. He is a member of the Investment Policy Group and leads the efforts for research and stock selection in Latin America. Mr. Coffey earned a B.Sc. in Financial Economics from the University of London.

Josef Lakonishok

International Equity Fund since 2004

International Value Fund since 2003

Dr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. Dr. Lakonishok has more than 24 years of investment and research experience. Dr. Lakonishok earned his B.A. degree in Economics and Statistics and his M.B.A. degree from Tel Aviv University and earned his M.S. and Ph.D. degrees in Business Administration from Cornell University.

Richard Lewis

International Equity Fund since 2004

Mr. Lewis joined New Star in 1989. He has 20 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s European Equity group. Prior to joining the firm, Mr. Lewis was with Capel-Cure Myers Capital Management Ltd. in London where he was an equity investment manager and strategist. He earned a B. Sc. degree in Economics and Statistics from Bristol University, England.

Puneet Mansharamani

International Equity Fund since 2006

International Value Fund since 2006

Mr. Mansharamani has served as a Partner and Portfolio Manager of LSV since 2006 and as a Quantitative Analyst since 2000. Mr. Mansharamani has more than 7 years investment experience. Mr. Mansharamani earned his B.S. degree in Engineering from Delhi University, Delhi College of Engineering and his M.S. in Engineering at Case Western Reserve University, Case School of Engineering.

Menno Vermeulen, CFA

International Equity Fund since 2004

International Value Fund since 2003

Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst for LSV since 1995 and as a Partner for LSV since 1998. Mr. Vermeulen has more than 12 years of investment experience. Mr. Vermeulen earned his M.S. degree in Econometrics at Erasmus University at Rotterdam.

40	International Stock Funds Prospectus

Robert W. Vishny

International Equity Fund since 2004

International Value Fund since 2003

Dr. Vishny has served as Partner and Portfolio Manager for LSV since its founding in 1994. Dr. Vishny has more than 17 years of investment and research experience. Dr. Vishny earned his B.A. degree with the highest distinction in Economics, Mathematics, and Philosophy from the University of Michigan and his Ph.D. degree in Economics from the Massachusetts Institute of Technology.

Mark L. Yockey, CFA

International Equity Fund since 2004

Mr. Yockey is a managing director of Artisan and Portfolio Manager for Artisan’s diversified international growth equity portfolios. He has over 20 years of investment experience. Before joining Artisan in 1995, Mr. Yockey was the Portfolio Manager of the United International Growth Fund and Vice President of Waddell & Reed from January 1990 to December 1995. Mr. Yockey earned his B.A. and M.B.A degrees in Finance from Michigan State University.

International Stock Funds Prospectus	41

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Convertible Debt Securities

Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized net capital gains and/or returns of capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds’ total assets. Non-diversified funds are not required to comply with these investment policies.

Electronic Funds Transfer

A process used to transfer funds electronically, rather than by check. Also called Automated Clearing House (ACH).

Emerging Markets

Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an “emerging” stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

42	International Stock Funds Prospectus

Emerging Market Securities

Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund

A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Advantage Funds, instead of directly in securities to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

Hedge

Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the Distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High quality, short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements, and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

MSCI EAFE Index (Europe, Australasia, Far East)

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada.

MSCI EAFE Value Index

The MSCI EAFE Value Index is a subset of the MSCI EAFE Index and constituents of the Index include securities from Europe, Australasia (Australia and Asia), and the Far East. The Index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style.

International Stock Funds Prospectus	43

Glossary

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

Portfolio Turnover Rate, Turnover Ratio

The percentage of securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Funds’ distributors allowing the agent to sell a Fund’s shares.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the Social Security Number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and distributions. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Warrants

The right to buy a stock at a set price for a set time.

44	International Stock Funds Prospectus

Please find Wells Fargo Advantage Funds’ Privacy Policy inside this back cover.

WELLS FARGO ADVANTAGE FUNDS

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Individual Investors: 800-222-8222

Retail Investment Professionals: 888-877-9275

Institutional Investment Professionals: 866-765-0778

Web site: www.wellsfargo.com/advantagefunds

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important informa-tion, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222, or visit our Web site at www.wellsfargo.com/advantagefunds

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

100 “F” Street, NE

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Printed on Recycled paper

© 2006 Wells Fargo Funds Management, LLC. All rights reserved.

www.wellsfargo.com/advantagefunds

RT58335 08-06

086IEIT/P304A 08-06

ICA Reg. No. 811-09253

WELLS FARGO ADVANTAGE FUNDS

August 31, 2006

Prospectus

Wells Fargo Advantage Equity Gateway Funds – Institutional Class

Wells Fargo Advantage Equity Value Fund

Wells Fargo Advantage Large Cap Appreciation Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Table of Contents	Equity Gateway Funds

Please find Wells Fargo Advantage Funds’ Privacy Policy inside the back cover of this booklet.

Equity Gateway Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND (TICKER)	OBJECTIVE

Equity Value Fund (WLVSX)	Seeks long-term capital appreciation.

Large Cap Appreciation Fund (WFASX)	Seeks long-term capital appreciation.

4	Equity Gateway Funds Prospectus

PRINCIPAL STRATEGIES

The Fund is a gateway fund that invests in the common stocks of large U.S. companies. We select securities that we believe have strong fundamentals, compelling value characteristics (such as low price-to-earnings or price-to-book ratios), and demonstrate the potential for improved performance. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Fund is a gateway fund that invests in the common stocks of large U.S. companies selected on the basis of superior growth characteristics combined with reasonable valuation. We invest principally in securities of companies with market capitalizations of $3 billion or more.

Equity Gateway Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 13;

•	the “Additional Strategies and General Investment Risks” section beginning on page 17; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

The Equity Value Fund makes foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

6	Equity Gateway Funds Prospectus

FUND	SPECIFIC RISKS
Equity Value Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
Large Cap Appreciation Fund	The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Equity Gateway Funds Prospectus	7

Performance History

The following information shows you how each Fund has performed and illustrates the variability of the Funds’ returns over time. Each Fund’s average annual returns for a one-year period and the life of the Fund are compared to the performance of an appropriate broad-based index.

Please remember that past performance before and after taxes is no guarantee of future results.

Equity Value Fund Institutional Class Calendar Year Returns1*

Best Qtr.:	Q4 ’04 • 10.97%	Worst Qtr.:	Q3 ‘04 • 0.00%
*	The Fund’s year-to-date performance through June 30, 2006, was 5.07%.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares1. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (IRAs).

Average annual total returns for the period ended 12/31/05	1 year	Life of Fund
Institutional Class Returns Before Taxes (Incept. 8/31/06)[1]	10.36%	15.84%
Institutional Class Returns After Taxes on Distributions	10.19%	15.73%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	6.76%	13.59%
Russell 1000® Value Index (reflects no deduction for expenses or taxes)	7.05%	15.87%
[1]	Performance shown for periods prior to the inception of this Class reflects the performance of the Fund’s Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Fund’s Administrator Class shares incepted August 29, 2003, and are not offered in this prospectus.

8	Equity Gateway Funds Prospectus

Performance History

Large Cap Appreciation Fund Institutional Class Calendar Year Returns1*

Best Qtr.:	Q2 ‘03 • 12.58%	Worst Qtr.:	Q3 ‘02 • (15.92)%
*	The Fund’s year-to-date performance through June 30, 2006, was 2.05%.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares1. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/05	1 year	Life of Fund
Institutional Class Returns Before Taxes (Incept. 8/31/06)[1]	9.10%	4.35%
Institutional Class Returns After Taxes on Distributions	8.18%	4.07%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	7.08%	3.70%
Russell 1000® Growth Index (reflects no deduction for expenses or taxes)	5.26%	1.90%
[1]	Performance shown for periods prior to inception of this Class reflects the performance of the Fund’s Administrator Class shares and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Fund’s Administrator Class shares incepted August 31, 2001, and are not offered in this prospectus.

Equity Gateway Funds Prospectus	9

Equity Gateway Funds Summary of Expenses

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investment)

All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)[1]
	Equity Value Fund	Large Cap Appreciation Fund
Management Fees[2]	0.75%	0.70%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses[3]	0.27%	0.27%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.02%	0.97%
Fee Waivers	0.27%	0.27%

NET EXPENSES[4]	0.75%	0.70%
[1]	Expenses for gateway funds include expenses allocated from the master portfolio(s) in which each such Fund invests.
[2]	The Funds’ investment adviser has implemented breakpoint schedules for the management fees of the master portfolios in which the Funds invest. The management fees charged to the master portfolios will decline as a master portfolio’s assets grow and will continue to be based on a percentage of the master portfolio’s average daily net assets. Each Fund invests substantially all of its assets in one master portfolio. The breakpoint schedule for the master portfolio in which the Equity Value Fund invests is as follows: 0.75% for the first $500 million in assets; 0.70% for the next $500 million in assets; 0.65% for the next $2 billion in assets; 0.625% for the next $2 billion in assets; and 0.60% for assets over $5 billion. The breakpoint schedule for the master portfolio in which the Large Cap Appreciation Fund invests is as follows: 0.70% for the first $1 billion in assets; 0.65% for the next $2 billion in assets; 0.625% for the next $2 billion in assets; and 0.60% for assets over $5 billion.
[3]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company and have been adjusted as necessary from amounts incurred during the Funds’ most recent fiscal year to reflect current fees and expenses.
[4]	The adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain each Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

10	Equity Gateway Funds Prospectus

Equity Gateway Funds	Summary of Expenses

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return, the reinvestment of all dividends and distributions, and that fund operating expenses remain the same. The fee waivers shown in the table of Annual Fund Operating Expenses are not reflected in the 3, 5 and 10 year examples. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	Equity Value Fund	Large Cap Appreciation Fund
1 YEAR	$77	$72
3 YEARS	$298	$282
5 YEARS	$537	$510
10 YEARS	$1,223	$1,165

Equity Gateway Funds Prospectus	11

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Master/GatewaySM Structure

The Funds in this Prospectus are gateway funds in a Master/GatewaySM structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Advantage FundsSM whose objectives and investment strategies are consistent with the gateway fund’s investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes one Fund different from the other Fund offered in this Prospectus.

Permitted Investments

Provides a summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

12	Equity Gateway Funds Prospectus

Equity Value Fund

Portfolio Managers:    D. Kevin McCreesh, CFA; Ronald M. Mushock, CFA

Investment Objective

The Equity Value Fund seeks long-term capital appreciation.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies. We focus our investment strategy on domestic large-capitalization stocks.

In making investment decisions for the Fund, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price-to-earnings, price-to-book and price-to-sales ratios, and cash flow. We also evaluate the companies’ sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Fund. Additionally, we seek confirmation of earnings potential before investing in a security.

We also apply a rigorous screening process to manage the portfolio’s overall risk profile. We generally consider selling stocks when they have achieved their valuation targets, when the issuer’s business fundamentals have deteriorated, or if the potential for positive change is no longer evident.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in equity securities.

•	at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more.

We may invest in additional master portfolios and other Wells Fargo Advantage Funds, or invest directly in a portfolio of securities. If the Fund invests directly in a portfolio of securities, it may implement a “multi-manager” structure as described under “Organization and Management of the Fund” on page 20.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 17. These considerations are all important to your investment choice.

Equity Gateway Funds Prospectus	13

Financial Highlights

The table below shows the financial performance of the Administrator Class shares of the Fund.

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited the information for the fiscal years ending September 30, 2003, 2004, and 2005, which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, copies of which are available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON AUGUST 29, 2003

For the period ended:	March 31, 2006 (unaudited)	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003
Net asset value, beginning of period	$13.96	$11.51	$9.82	$10.00
Income from investment operations:
Net investment income (loss)	0.07	0.08[1]	0.05	0.00
Net realized and unrealized gain (loss) on investments	0.80	2.38	1.65	(0.18)
Total from investment operations	0.87	2.46	1.70	(0.18)
Less distributions:
Distributions from net investment income	(0.04)	(0.01)	(0.01)	0.00
Distributions from net realized gain	(0.03)	0.00	0.00	0.00
Total distributions	(0.07)	(0.01)	(0.01)	0.00
Net asset value, end of period	$14.76	$13.96	$11.51	$9.82
Total return[2]	6.20%	21.40%	17.30%	(1.80)%
Ratios/supplemental data:
Net assets, end of period (000s)	$67,373	$63,194	$366	$10
Ratios to average net assets[3]:
Ratio of expenses to average net assets[4]	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	0.96%	0.67%	0.77%	(0.33)%
Portfolio turnover rate[5]	53%	145%	122%	3%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4,6]	1.40%	2.04%	9.22%	211.67%
[1]	Calculated based upon average shares outstanding.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
[5]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[6]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

14	Equity Gateway Funds Prospectus

Large Cap Appreciation Fund

Portfolio Managers:    William B. Bannick, CFA; Robert L. Fitzpatrick, CFA

Investment Objective

The Large Cap Appreciation Fund seeks long-term capital appreciation.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies. We focus our investment strategy on large-capitalization stocks.

In making investment decisions for the Fund, we consider the 1,000 largest publicly traded companies in the U.S. We screen the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company’s history of meeting earnings targets (earnings surprise). Stocks are also evaluated based on certain valuation criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The top 10% of the stocks in the screened universe are then subjected to an in-depth analysis of each company’s current business and future prospects. In selecting portfolio holdings, we rigorously analyze company fundamentals, such as management strength, competitive industry position, business prospects, and evidence of sustainable business momentum, including improving revenue and margin trends, cash flows and profitability.

We rescreen the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Fund. We consider selling stocks of companies with poor price performance relative to peers, earnings disappointment, or deteriorating business fundamentals. As a risk control measure, our allocation to a particular stock may also be reduced if its weighting in the portfolio exceeds 2%. The result is a portfolio that is well diversified and comprised of holdings across a broad range of sectors.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more. We may invest in additional master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 17. These considerations are all important to your investment choice.

Equity Gateway Funds Prospectus	15

Financial Highlights

The table below shows the financial performance of the Administrator Class shares of the Fund.

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited the information for the fiscal years ending September 30, 2001-2005, which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, copies of which are available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON AUGUST 31, 2001

For the period ended:	March 31, 2006 (unaudited)	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
Net asset value, beginning of period	$11.64	$9.87	$8.96	$7.55	$9.53	$10.00
Income from investment operations:
Net investment income (loss)	0.22	0.06[1]	0.02[1]	0.00	0.00	0.01
Net realized and unrealized gain (loss) on investments	0.90	1.87	0.89	1.41	(1.98)	(0.48)
Total from investment operations	1.12	1.93	0.91	1.41	(1.98)	(0.47)
Less distributions:
Distributions from net investment income	(0.24)	(0.04)	0.00	0.00	0.00	0.00
Distributions from net realized gain	(0.62)	(0.12)	0.00	0.00	0.00	0.00
Total distributions	(0.86)	(0.16)	0.00	0.00	0.00	0.00
Net asset value, end of period	$11.90	$11.64	$9.87	$8.96	$7.55	$9.53
Total return[2]	8.06%	19.70%	10.16%	18.68%	(20.78)%	(4.70)%
Ratios/supplemental data:
Net assets, end of period (000s)	$20,280	$18,060	$14,830	$16,905	$4,155	$10
Ratios to average net assets[3]:
Ratio of expenses to average net assets[4]	1.00%	1.00%	1.00%	0.95%	0.95%	0.86%
Ratio of net investment income (loss) to average net assets	0.29%	0.56%	0.12%	(0.06)%	0.05%	1.00%
Portfolio turnover rate[5]	80%	133%	149%	153%	123%	10%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4,6]	1.25%	1.16%	1.08%	1.61%	5.81%	0.86%
[1]	Calculated based upon average shares outstanding.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
[5]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[6]	During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

16	Equity Gateway Funds Prospectus

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Equity Value Fund and Large Cap Appreciation Fund employ an active trading investment strategy that results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other

Equity Gateway Funds Prospectus	17

Additional Strategies and General Investment Risks

operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

18	Equity Gateway Funds Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

		EQUITY VALUE	LARGE CAP APPRECIATION

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●
Foreign Securities Equity securities issued by a non-U.S. company which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk		●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of the collateral received).

	Counter-Party and Leverage Risk	●	●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which will cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk		●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk	●	●

Equity Gateway Funds Prospectus	19

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

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INVESTMENT SUB-ADVISERS
Varies by Fund Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA	Various Agents
Manages the Funds’ business activities	Maintains records of shares and supervises the payment of dividends	Provide services to customers

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FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

20	Equity Gateway Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As noted in the table on page 10, the fees shown for the gateway funds include fees allocated from the master portfolio(s) in which each Fund invests. A discussion regarding the basis for the Board approving the investment advisory and sub-advisory agreements of each Fund is available in the Fund’s annual report for the fiscal year ended September 30, 2005. As of June 30, 2006, Funds Management managed over $110.0 billion in mutual fund assets.

Dormant Investment Advisory Arrangements

Under the investment advisory contract for the Equity Value and Large Cap Appreciation Funds, Funds Management does not receive any compensation from the Funds as long as the Funds continue to invest, as they do today, substantially all of their assets in a single master portfolio. Under this current structure, Funds Management only receives an advisory fee from the master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund’s investments in the various master portfolios.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for the Equity Value Fund. Under this structure, this Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Advisers

Cadence Capital Management, LLC (“Cadence”), and Systematic Financial Management, L.P. (“Systematic”) are investment sub-advisers to the master portfolios in which the gateway Funds invest. In this capacity, the sub-advisers are responsible for the day-to-day investment management activities of the master portfolios.

Cadence, located at 265 Franklin Street, Boston, MA 02110, is the investment sub-adviser for the Large Cap Appreciation Portfolio in which the Large Cap Appreciation Fund invests. Cadence is a

Equity Gateway Funds Prospectus	21

Organization and Management of the Funds

registered investment adviser that provides investment management services to pension plans, endowments, mutual funds and individual investors. As of June 30, 2006, Cadence managed approximately $7.6 billion in assets.

Systematic, located at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, NJ 07666 is the investment sub-adviser for the Equity Value Portfolio in which the Equity Value Fund invests. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of June 30, 2006, Systematic managed over $7.6 billion in assets.

The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Board and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and distribution disbursing services to the Funds.

22	Equity Gateway Funds Prospectus

Your Account	How to Buy Shares

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is received in proper form.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Equity Gateway Funds Prospectus	23

Your Account

Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Institutional Class shares of the Funds should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record for Institutional Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds; and

•	Institutions may require different minimum investment amounts. Please consult an account representative from your Institution for specifics.

•	All purchases must be made in U.S. dollars and all checks must be drawn on U.S. banks.

•	Each Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund’s determination, adversely impact the normal management or operations of the Fund.

•	The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The following investors are eligible to purchase Institutional Class shares:

•	Employee benefit plan programs that have at least $100 million in plan assets;

•	Broker-dealer managed account or wrap programs that charge an asset based fee, have program assets of at least $100 million and trade via omnibus accounts;

•	Registered investment adviser account or wrap programs that charge an asset based fee, have program assets of at least $100 million and trade via omnibus accounts;

•	Section 529 Plans;

•	Fund of Funds advised by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM and Wells Fargo Advantage Life Stage PortfoliosSM);

•	Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

•	Institutions who invest a minimum initial amount of $5 million in a Fund; and

•	Under certain circumstances and for certain groups as detailed in the Funds’ Statement of Additional Information.

In addition to payments made by the Funds for distribution and shareholder servicing, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders.

In return for these payments, the Funds may receive certain marketing or servicing advantages including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing

24	Equity Gateway Funds Prospectus

How to Buy Shares

“shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. Additionally, the Funds and their shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus—like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Funds’ Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front, ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Equity Gateway Funds Prospectus	25

Your Account How to Sell Shares

Institutional Class shares must be redeemed in accordance with the account agreement governing your Customer Account at your Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through Electronic Funds Transfer have been finally collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for redemptions of shares purchased by check or through Electronic Funds Transfer. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

26	Equity Gateway Funds Prospectus

Exchanges

An exchange between Wells Fargo Advantage Funds involves two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment in a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Equity Gateway Funds Prospectus	27

Exchanges

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

28	Equity Gateway Funds Prospectus

Other Information

Income and Gain Distributions

The Funds in this Prospectus make distributions of any net investment income and any realized net capital gains at least annually. Your distributions will be automatically reinvested in additional shares, unless your Institution directs otherwise. Your other options are to receive checks for these payments, have them automatically invested in the same class of another Wells Fargo Advantage Fund, or have them deposited into your bank account. With the check payment option, if checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested. To change the current option for payment of distributions, please contact your Institution.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of a Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally, if any, will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares, and by the Fund for its investment in stock producing such dividends. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy Fund shares shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Equity Gateway Funds Prospectus	29

Other Information

Advance Notice of Large Transactions

We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to disclosure of their portfolio holdings is available in the Funds’ Statement of Additional Information and on the Funds’ Web site at www.wellsfargo.com/advantagefunds.

Transaction Authorizations

The Funds generally require Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

30	Equity Gateway Funds Prospectus

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Description of Master Portfolios

PORTFOLIO	OBJECTIVE

Equity Value Portfolio	The Portfolio seeks long-term capital appreciation.

Large Cap Appreciation Portfolio	The Portfolio seeks long-term capital appreciation.

32	Equity Gateway Funds Prospectus

PRINCIPAL STRATEGIES

The Portfolio invests in the common stocks of large U.S. companies. We select securities that we believe have strong fundamentals, compelling value characteristics (such as low price-to-earnings or price-to-book ratios), and demonstrate the potential for improved performance. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests in common stocks of large U.S. companies selected on the basis of superior growth characteristics combined with reasonable valuation. We invest principally in securities of U.S. companies with market capitalizations of $3 billion or more.

Equity Gateway Funds Prospectus	33

Portfolio Managers

The Portfolio Managers identified below, manage Master Portfolios in which the Funds currently invest, not the Funds themselves. The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

William B. Bannick, CFA

Large Cap Appreciation Fund since 2003

Mr. Bannick is Chief Investment Officer at Cadence, jointly responsible for managing all client portfolios. He joined Cadence in 1992 as a Senior Portfolio Manager and was later promoted to Managing Director. He has 18 years of investment experience, having worked at Bjurman Associates in Los Angeles and Trinity Investment Management in Boston. Mr. Bannick earned his B.S. degree in Physics from the University of Massachusetts and his M.B.A. degree in Finance from Boston University.

Robert L. Fitzpatrick, CFA

Large Cap Appreciation Fund since 2004

Mr. Fitzpatrick joined Cadence in 1999 as a Senior Analyst covering the computer hardware side of the Technology industry. He was promoted in 2004 to Portfolio Manager jointly managing all client portfolios. Prior to joining Cadence, Mr. Fitzpatrick worked at Husic Capital Management in San Francisco. Earlier in his career he worked at Morgan Stanley in equity research. Mr. Fitzpatrick earned his B.A. degree in Psychology and Government at Dartmouth College and his M.B.A. degree from the Wharton School of Business.

D. Kevin McCreesh, CFA

Equity Value Fund since 2003

Mr. McCreesh joined Systematic in 1996. He is a senior portfolio manager and co-manages the firm’s large and small/mid cap portfolios. Prior to joining Systematic, Mr. McCreesh served as equity portfolio manager at Mitchell Hutchins. Mr. McCreesh earned his B.S. degree in Geology from the University of Delaware and his M.B.A. degree from Drexel University. He is a member of the Association for Investment Management and Research (AIMR) and the New York Society of Security Analysts (NYSSA).

Ronald M. Mushock, CFA

Equity Value Fund since 2003

Mr. Mushock joined Systematic in 1997 as an equity analyst and was promoted to portfolio manager in 2000. He currently co-manages the firm’s large cap portfolios and maintains portfolio management responsibility for all mid and small/mid cap portfolios. Prior to joining Systematic, Mr. Mushock was an equity analyst with Standard and Poor’s Equity Group. Mr. Mushock earned his B.S. degree in Finance from Seton Hall University and his M.B.A. degree from New York University. He is a member of the Association for Investment Management and Research (AIMR) and the New York Society of Security Analysts (NYSSA).

34	Equity Gateway Funds Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized net capital gains and/or returns of capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds’ total assets. Non-diversified funds are not required to comply with these investment policies.

Electronic Funds Transfer

A process used to transfer funds electronically, rather than by check. Also called Automated Clearing House (ACH).

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund

A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Advantage Funds, instead of directly in securities to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors

Equity Gateway Funds Prospectus	35

Glossary

include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser will charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

Portfolio Turnover Rate, Turnover Ratio

The percentage of securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell 1000® Growth Index

Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index

Measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Selling Agent

A person who has an agreement with the Funds’ distributors allowing the agent to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

36	Equity Gateway Funds Prospectus

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the Social Security Number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including any capital appreciation and distributions. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Equity Gateway Funds Prospectus	37

Please find Wells Fargo Advantage Fund’s Privacy Policy inside this back cover.

WELLS FARGO ADVANTAGE FUNDS

More information about Wells Fargo Advantage Funds

is available free upon request. To obtain

literature, please write, email or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email:wfaf@wellsfargo.com

Individual Investors: 800-222-8222

Retail Investment Professionals: 888-877-9275

Institutional Investment Professionals: 866-765-0778

Web site: www.wellsfargo.com/advantagefunds

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important informa-tion, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222, or visit our Web site at www.wellsfargo.com/advantagefunds.

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

100 “F” Street, NE

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Printed on Recyled paper

© 2006 Wells Fargo Funds Management, LLC. All rights reserved.

www.wellsfargo.com/advantagefunds

RT58334 08-06

086EGIT/P904A 08-06

ICA Reg. No. 811-09253

WELLS FARGO

ADVANTAGE FUNDS

AUGUST 31, 2006

Prospectus

Wells Fargo Advantage Small and Mid Cap Stock Funds – Institutional Class

Wells Fargo Advantage Discovery FundSM

Wells Fargo Advantage Small/Mid Cap Value Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Table of Contents	Small and Mid Cap Stock Funds

Throughout this prospectus, the Wells Fargo Advantage Discovery Fund is referred to as the “Discovery Fund”.

Please find Wells Fargo Advantage Funds’ Privacy Policy inside the back cover of this booklet.

Small and Mid Cap Stock Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND (TICKER)	OBJECTIVE

Discovery Fund (WFDSX)	Seeks long-term capital appreciation.

Small/Mid Cap Value Fund (WWMSX)	Seeks long-term capital appreciation.

4	Small and Mid Cap Stock Funds Prospectus

PRINCIPAL STRATEGIES

We invest principally in securities of small- and medium-capitalization companies, which are defined as those with market capitalizations equal to or lower than the company with the largest capitalization in the Russell Midcap® Index (which had a range of $3.9 million to $14.9 billion as of May 31, 2006, and is expected to change frequently), at the time of investment. We may invest up to 25% of the Fund’s assets in foreign securities through ADRs and similar investments.

We invest principally in securities of small- and medium-capitalization companies, which are defined as those with market capitalizations equal to or lower than the company with the largest capitalization in the Russell Midcap® Index (which was $14.9 billion as of May 31, 2006, and is expected to change frequently) at the time of purchase. We may invest up to 30% of the Fund’s assets in foreign securities.

Small and Mid Cap Stock Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 14;

•	the “Additional Strategies and General Investment Risks” section beginning on page 18; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

The Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Small Company Securities

The Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

6	Small and Mid Cap Stock Funds Prospectus

FUND	SPECIFIC RISKS

Discovery Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

Small/Mid Cap Value Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

Small and Mid Cap Stock Funds Prospectus	7

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance before and after taxes is no guarantee of future results.

The Wells Fargo Advantage Discovery Fund and Wells Fargo Advantage Small/Mid Cap Value Fund were organized as successor funds to the Strong Discovery Fund and Strong Small/Mid Cap Value Fund, respectively. The predecessor Strong Funds were reorganized into the Wells Fargo Advantage FundsSM effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for each Wells Fargo Advantage Fund, for the periods prior to each Fund’s reorganization, reflects the historical information for its predecessor fund.

8	Small and Mid Cap Stock Funds Prospectus

Discovery Fund Institutional Class Calendar Year Returns1*

Best Qtr.:	Q4 ‘99 • 25.78%	Worst Qtr.:	Q3 ‘01 • (18.90)%

*	The Fund’s year-to-date performance through June 30, 2006, was 5.67%

The table below provides average annual total return information, both before- and after-taxes, for the Fund’s Institutional Class1 shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”).

Average annual total returns
for the period ended 12/31/05	1 year	5 years	10 years
Institutional Class Returns Before Taxes[1] (Incept. 8/31/06)	7.24%	9.46%	7.55%
Institutional Class Returns After Taxes on Distributions[1]	4.56%	8.40%	5.63%
Institutional Class Returns After Taxes on1 Distributions and Sale of Fund Shares	6.23%	7.82%	5.47%
Russell 2500TM Growth Index (reflects no deduction for expenses or taxes)	8.17%	2.78%	7.37%
[1]	Performance shown reflects the performance of the Fund’s Investor Class shares and the Investor Class shares of the Strong Discovery Fund, the predecessor to the Fund. Performance includes expenses of those classes that are not applicable to and are higher than those of the Institutional Class. The Fund’s Investor Class shares incepted on December 31, 1987 and are not offered in this prospectus. The Fund’s Investor Class annual returns are substantially similar to what the Institutional Class annual returns would be because the Investor Class and Institutional Class shares are invested in the same portfolio and their returns differ only to the extent that the Classes do not have the same expenses.

Small and Mid Cap Stock Funds Prospectus	9

Performance History

Small/Mid Cap Value Fund Institutional Class Calendar Year Returns1*

Best Qtr.:	Q2 ‘03 • 24.45%	Worst Qtr.:	Q1 ‘03 • (3.96)%

*	The Fund’s year-to-date performance through June 30, 2006, was 6.82%

The table below provides average annual total return information, both before- and after-taxes, for the Fund’s Institutional Class1 shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. And after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns
for the period ended 12/31/05	1 year	Life of Fund
Institutional Class Returns Before Taxes (Incept. 8/31/06)[1]	13.32%	13.77%
Institutional Class Returns After Taxes on Distributions[1]	12.09%	13.28%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares[1]	9.16%	11.82%
Russell 2500TM Value Index (reflects no deduction for expenses or taxes)	7.74%	12.91%
[1]	Performance shown reflects the performance of the Fund’s Investor Class shares and the Investor Class shares of the Strong Small/Mid Cap Value Fund, the predecessor to the Fund. Performance includes expenses of those classes that are not applicable to and are higher than those of the Institutional Class. The Fund’s Investor Class shares incepted March 28, 2002 and are not offered in this prospectus. The Fund’s Investor Class annual returns are substantially similar to what the Institutional Class annual returns would be because the Investor Class and Institutional Class shares are invested in the same portfolio and their returns differ only to the extent that the Classes do not have the same expenses.

10	Small and Mid Cap Stock Funds Prospectus

Small and Mid Cap Stock Funds	Summary of Expenses

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investments)

All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
	Discovery Fund	Small/Mid Cap Value Fund
Management Fees[1]	0.75%	0.90%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses[2]	0.22%	0.23%

TOTAL ANNUAL FUND OPERATING EXPENSES	0.97%	1.13%
Fee Waivers	0.02%	0.18%

NET EXPENSES[3]	0.95%	0.95%

[1]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Discovery Fund is as follows: 0.75% for the first $500 million in assets; 0.70% for the next $500 million in assets; 0.65% for the next $2 billion in assets; 0.625% for the next $2 billion in assets; and 0.60% for assets over $5 billion. The breakpoint schedule for the Small/Mid Cap Value Fund is as follows: 0.90% for the first $500 million in assets; 0.85% for the next $500 million in assets; 0.80% for the next $2 billion in assets; 0.775% for the next $2 billion in assets; and 0.75% for assets over $5 billion.
[2]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses are based on expenses incurred since the Class’ inception and are annualized and may include expenses payable to affiliates of Wells Fargo & Company.
[3]	The adviser has committed through February 29, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain each Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

Small and Mid Cap Stock Funds Prospectus	11

Small and Mid Cap Stock Funds	Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return, the reinvestment of all dividends and distributions, and that fund operating expenses remain the same. The fee waivers shown in the table of Annual Fund Operating Expenses are not reflected in the 3, 5 and 10 year examples. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	Discovery Fund	Small/Mid Cap Value Fund
1 YEAR	$97	$97
3 YEARS	$307	$341
5 YEARS	$534	$605
10 YEARS	$1,118	$1,359

12	Small and Mid Cap Stock Funds Prospectus

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes one Fund different from the other Fund offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

Small and Mid Cap Stock Funds Prospectus	13

Discovery Fund

Portfolio Managers:    James M. Leach, CFA; Thomas J. Pence, CFA

Investment Objective

The Discovery Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing in securities of small- and medium-capitalization companies that we believe offer attractive opportunities for growth. We define small- and medium-capitalization companies as those with market capitalizations at the time of purchase equal to or lower than the company with the largest market capitalization in the Russell Midcap® Index, which was $14.9 billion as of May 31, 2006, and is expected to change frequently. We analyze potential investment opportunities by using a disciplined investment process that emphasizes in-depth fundamental analysis across multiple dimensions such as visits with company management, suppliers/distributors, competitors and customers as well as detailed analysis of a company’s financial statements. We select securities that exhibit the strongest sustainable growth characteristics such as earnings growth, returns on invested capital and competitive positioning. We may invest in any sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of total assets in securities of small- and medium-capitalization companies; and

•	up to 25% of total assets in foreign securities through ADRs and similar investments.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 18. These considerations are all important to your investment choice.

14	Small and Mid Cap Stock Funds Prospectus

Financial Highlights

The table below shows the financial performance of the Administrator Class shares of the Fund.

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited the information for the fiscal period ended October 31, 2005, which, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, copies of which are available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES— COMMENCED ON APRIL 11, 2005

For the period ended:	April 30, 2006 (unaudited)	Oct. 31, 2005
Net asset value, beginning of period	$20.89	$19.17
Income from investment operations:
Net investment income (loss)	(0.07)	(0.05)
Net realized and unrealized gain (loss) on investments	3.73	1.77
Total from investment operations	3.66	1.72
Less distributions:
Distributions from net investment income	0.00	0.00
Distributions from net realized gain	(1.53)	0.00
Total distributions	(1.53)	0.00
Net asset value, end of period	$23.02	$20.89
Total return[1]	18.31%	8.97%
Ratios/supplemental data:
Net assets, end of period (000s)	$52,248	$5,043
Ratios to average net assets:[3]
Ratio of expenses to average net assets	1.15%	1.13%
Ratio of net investment income (loss) to average net assets	(0.67)%	(0.76)%
Portfolio turnover rate	62%	110%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	1.28%	1.24%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are annualized.
[2]	During this period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Ratios shown for periods of less than one year are annualized.

Small and Mid Cap Stock Funds Prospectus	15

Small/Mid Cap Value Fund

Portfolio Manager:    I. Charles Rinaldi

Investment Objective

The Small/Mid Cap Value Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing principally in securities of small- and medium- capitalization companies that we believe are undervalued relative to the market based on earnings, cash flows or asset value. We define small- and medium-capitalization companies as those with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell Midcap® Index, at the time of purchase. The range of the Russell Midcap® Index was $3.9 million to $14.9 billion, as of May 31, 2006, and is expected to change frequently. We may invest in any sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of small- and medium-capitalization companies; and

•	up to 30% of total assets in foreign securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 18. These considerations are all important to your investment choice.

16	Small and Mid Cap Stock Funds Prospectus

Financial Highlights

The table below shows the financial performance of the Administrator Class shares of the Fund.

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited the information for the fiscal period ended October 31, 2005 which, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, copies of which are available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES— COMMENCED ON APRIL 11, 2005

For the period ended:	April 30, 2006 (unaudited)	Oct. 31, 2005[4]
Net asset value, beginning of period	$14.65	$13.22
Income from investment operations:
Net investment income (loss)	(0.03)	0.00
Net realized and unrealized gain (loss) on investments	2.60	1.43
Total from investment operations	2.57	1.43
Less distributions:
Distributions from net investment income	0.00	0.00
Distributions from net realized gain	(0.32)	0.00
Total distributions	(0.32)	0.00
Net asset value, end of period	$16.90	$14.65
Total return[1]	17.72%	10.82%
Ratios/supplemental data:
Net assets, end of period (000s)	$73,150	$31,613
Ratios to average net assets[3]:
Ratio of expenses to average net assets	1.18%	1.24%
Ratio of net investment income (loss) to average net assets	(0.19)%	(0.18)%
Portfolio turnover rate	24%	80%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	1.47%	1.48%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	The Fund changed its fiscal year end from September 30 to October 31.

Small and Mid Cap Stock Funds Prospectus	17

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Discovery Fund and Small/Mid Cap Value Fund employ an active trading investment strategy that may result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to either maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	The Funds invest in smaller companies and foreign companies (including investments made through ADRs and similar investments) and are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign securities may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	The Funds may use various derivative investments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

18	Small and Mid Cap Stock Funds Prospectus

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Sector Risk—To the extent a Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities markets in general. These periods may last several years. In addition, the sectors that dominate the market will change over time.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

Small and Mid Cap Stock Funds Prospectus	19

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

		DISCOVERY	SMALL/MID CAP VALUE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●
Foreign Securities Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk	●	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined for it by the Fund. Limited to 15% of net assets.	Liquidity Risk	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of collateral received).

	Credit, Counter- Party and Leverage Risk	●

Options

The right to buy or sell a security based on an agreed upon price at a specific time. Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio values.

	Credit, Leverage and Liquidity Risk		●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which will cause Fund shareholders to bear a pro-rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	●	●

20	Small and Mid Cap Stock Funds Prospectus

		DISCOVERY	SMALL/MID CAP VALUE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Privately Issued Securities Securities which are not publicly traded but which may or may not be resold in accordance with Rule 144A of the Securities Act of 1933.	Liquidity Risk	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed-upon time and price, usually with interest.	Credit and Counter- Party Risk	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment and Liquidity risk	●	●

Small and Mid Cap Stock Funds Prospectus	21

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

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INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

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INVESTMENT SUB-ADVISERS
Wells Capital Management Incorporated 525 Market Street San Francisco, CA Responsible for day-to-day portfolio management

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ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA	Various Agents

Manages the Funds’ business activities	Maintains records of shares and supervises the payment of dividends	Provide services to customers

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FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

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SHAREHOLDERS

22	Small and Mid Cap Stock Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. A discussion regarding the basis for the Board approving the investment advisory and sub-advisory agreements of each Fund is available in certain Fund’s annual report for the fiscal year ended March 31, 2006. As of June 30, 2006, Funds Management managed over $110.0 billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for the Funds. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Funds will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Funds will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Funds. In this capacity is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of June 30, 2006, Wells Capital Management managed assets aggregating in excess of $174.4 billion.

The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Board and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and distribution disbursing services to the Funds.

Small and Mid Cap Stock Funds Prospectus	23

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

24	Small and Mid Cap Stock Funds Prospectus

How to Buy Shares

Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Institutional Class shares of the Funds should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record for Institutional Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds; and

•	Institutions may require different minimum investment amounts. Please consult an account representative from your Institution for specifics.

•	All purchases must be made in U.S. dollars and all checks must be drawn on U.S. banks.

•	Each Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund’s determination, adversely impact the normal management or operations of the Fund.

•	The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The following investors are eligible to purchase Institutional Class shares:

•	Employee benefit plans that have at least $100 million in plan assets;

•	Broker-dealer managed account or wrap programs that charge an asset-based fee, have program assets of at least $100 million and trade via omnibus accounts;

•	Registered investment adviser account programs that charge an asset-based fee, have program assets of at least $100 million and trade via omnibus accounts;

•	Section 529 Plans;

•	Fund of Funds advised by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM and Wells Fargo Advantage LifeStage PortfolioSM);

•	Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

•	Institutions who invest a minimum initial amount of $5 million in a Fund; and

•	Under certain circumstances and for certain groups as detailed in the Funds’ Statement of Additional Information.

In addition to payments made by the Funds for distribution and shareholder servicing, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders.

In return for these payments, the Funds may receive certain marketing or servicing advantages including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options

Small and Mid Cap Stock Funds Prospectus	25

Your Account

to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. Additionally, the Funds and their shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Funds’ Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

26	Small and Mid Cap Stock Funds Prospectus

How to Sell Shares

Institutional Class shares must be redeemed in accordance with the account agreement governing your Customer Account at your Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through Electronic Funds Transfer have been finally collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for redemptions of shares purchased by check or through Electronic Funds Transfer. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

Small and Mid Cap Stock Funds Prospectus	27

Exchanges

Exchanges between Wells Fargo Advantage Funds involves two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment in a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

28	Small and Mid Cap Stock Funds Prospectus

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Small and Mid Cap Stock Funds Prospectus	29

Other Information

Income and Gain Distributions

The Funds make distributions of any net investment income and any realized net capital gains at least annually. Your distributions will be automatically reinvested in additional shares, unless your Institution directs otherwise. Your other options are to receive checks for these payments, have them automatically invested in the same class of another Wells Fargo Advantage Fund, or have them deposited into your bank account. With the check payment option, if checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested. To change the current option for payment of distributions, please contact your Institution.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders will generally qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges. Also, if you’re an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

30	Small and Mid Cap Stock Funds Prospectus

Advance Notice of Large Transactions

We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to disclosure of their portfolio holdings is available in the Funds’ Statement of Additional Information and on the Funds’ Web site at www.wellsfargo.com/advantagefunds.

Transaction Authorizations

The Funds generally require Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

Small and Mid Cap Stock Funds Prospectus	31

Portfolio Managers

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

James M. Leach, CFA

Discovery Fund and its predecessor since 2003

Mr. Leach joined Wells Capital Management as a portfolio manager in 2005. Prior to joining Wells Capital Management, he was with SCM since October 2000, first as a portfolio manager of institutional mid-cap equity accounts and beginning in October 2003, a co-portfolio manager for the Discovery Fund. From April 1999 to October 2000, Mr. Leach was responsible for assisting in the portfolio management and research effort for Conseco Capital Management’s equity portfolios. From 1997 to 1999, he was an equity analyst at Bankers Trust in New York. Mr. Leach earned his bachelor’s degree in Mechanical Engineering from the University of California, at Santa Barbara and his M.B.A. degree in Finance from New York University’s Stern School of Business.

Thomas J. Pence, CFA

Discovery Fund and its predecessor since 2001

Mr. Pence joined Wells Capital Management in 2005. Prior to joining Wells Capital Management, he was a portfolio manager with SCM since October 2000. Prior to joining SCM, Mr. Pence served as Senior Vice President and Chief Equity Investment Officer of Conseco Capital Management where he was responsible for managing all tax-exempt and taxable equity portfolios as well as various mutual funds with the Conseco Fund Group. Prior to joining Conseco Capital Management in 1991, Mr. Pence worked for the Forum Group, where he oversaw several transactions as part of the firm’s development and acquisition team. Before joining the Forum Group, Mr. Pence was a financial consultant with Peterson & Company in Chicago. Mr. Pence earned a B.S. degree in Business from Indiana University and his M.B.A. degree in Finance with honors from the University of Notre Dame.

I. Charles Rinaldi

Small/Mid Cap Value Fund and its predecessor since 1997

Mr. Rinaldi joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with SCM since 1997. Prior to joining SCM, he was with Mutual of America Capital Management Corporation where he was senior vice president and portfolio manager. He began his investment career at Merrill Lynch Capital Markets where he was a security analyst. He has also been employed by Glickenhaus & Company, Lehman Management Co., Arnold and S. Bleichroeder, and Gintel & Co. as a portfolio manager. Mr. Rinaldi earned a B.A. degree in Biology from St. Michael’s College and his M.B.A. degree in Finance from Babson College.

32	Small and Mid Cap Stock Funds Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Convertible Debt Securities

Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized net capital gains and/or returns of capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds’ total assets. Non-diversified funds are not required to comply with these investment policies.

Electronic Funds Transfer

A process used to transfer funds electronically, rather than by check. Also called Automated Clearing House (ACH).

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a

Small and Mid Cap Stock Funds Prospectus	33

Glossary

particular investment product, program or account for which such broker-dealer or adviser will charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Options

The right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

Portfolio Turnover Rate, Turnover Ratio

The percentage of the securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell 2500™ Growth Index

Measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500™ Value Index

Measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Selling Agent

A person who has an agreement with the Funds’ distributors allowing the agent to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the Social Security Number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and distributions. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

34	Small and Mid Cap Stock Funds Prospectus

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Warrants

The right to buy a stock at a set price for a set time.

Small and Mid Cap Stock Funds Prospectus	35

Please find Wells Fargo Advantage Fund’s Privacy Policy inside this back cover.

WELLS FARGO

ADVANTAGE FUNDS

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Funds’ Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email:wfaf@wellsfargo.com

Individual Investors: 800-222-8222

Retail Investment Professionals: 888-877-9275

Institutional Investment Professionals: 866-765-0778

Web site: www.wellsfargo.com/advantagefunds

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222.

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

100 “F” Street, NE

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

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© 2006 Wells Fargo Funds Management, LLC. All rights reserved.

www.wellsfargo.com/advantagefunds

RT58332 08-06

086SCIT/P204A 08-06

ICA Reg. No. 811-09253

WELLS FARGO FUNDS TRUST

Telephone: 1-800-222-8222

STATEMENT OF ADDITIONAL INFORMATION

August 31, 2006

WELLS FARGO ADVANTAGE ASIA PACIFIC FUND

WELLS FARGO ADVANTAGE EMERGING MARKETS FOCUS FUND

WELLS FARGO ADVANTAGE INSTITUTIONAL EMERGING MARKETS FUND

WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND

WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUND

WELLS FARGO ADVANTAGE INTERNATIONAL VALUE FUND

WELLS FARGO ADVANTAGE OVERSEAS FUND

Class A, Class B, Class C, Administrator Class, Institutional Class and Investor Class

Wells Fargo Funds Trust (the “Trust”) is an open-end, management investment company. This Statement of Additional Information (“SAI”) contains additional information about seven funds in the Wells Fargo Advantage Funds Trust family of funds (each, a “Fund” and collectively, the “Funds”) — the Wells Fargo Advantage Asia Pacific, Emerging Markets Focus, Institutional Emerging Markets, International Core, International Equity, International Value and Overseas Funds. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares. Prior to the date of this SAI, the Administrator Class was named the Institutional Class and the Institutional Class was named the Select Class.

Funds	A, B and/or C	Administrator	Institutional	Investor
Asia Pacific Fund				•
Emerging Markets Focus Fund	•	•
Institutional Emerging Markets Fund			•
International Core Fund	•	•
International Equity Fund	•	•	•
International Value Fund	•	•	•
Overseas Fund			•	•

This SAI is not a prospectus and should be read in conjunction with the Funds’ Prospectuses (the “Prospectuses”), dated February 1, 2006, or August 31, 2006, as applicable. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the Funds, which include the portfolios of investments and report of independent registered public accounting firm for the year ended September 30, 2005, and the unaudited financial statements for the Funds for the semi-annual period ended March 31, 2006, are hereby incorporated by reference to the Funds’ Annual Reports and Semi-Annual Reports, respectively. The Prospectuses, Annual Reports and Semi-Annual Reports may be obtained without charge by visiting our Web site at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to Wells Fargo Advantage Funds, P.O. Box 8266, Boston, MA 02266-8266.

RT 59071	ISFS/FASAI001 (08/06)

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HISTORICAL FUND INFORMATION

On March 25, 1999, the Board of Trustees of Norwest Advantage Funds (“Norwest”), the Board of Directors of Stagecoach Funds, Inc. (“Stagecoach”) and the Board of Trustees of the Trust (each, a “Trustee” and collectively, the “Board” or “Trustees”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios into certain Funds of the Trust. Prior to November 5, 1999, the effective date of the Reorganization of the Funds and the predecessor Norwest and Stagecoach portfolios, the Funds had only nominal assets.

On December 16, 2002, the Board of Trustees of The Montgomery Funds and The Montgomery Funds II (“Montgomery”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Montgomery portfolios into various Funds of the Trust. The effective date of the reorganization was June 9, 2003.

In August and September 2004, the Boards of Directors of the Strong family of funds (“Strong”) and the Board of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005.

The International Equity Fund described in this SAI was created as part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. (“Wells Fargo Bank” or the “Custodian”) and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. (“NIM”), into a single mutual fund complex. The Emerging Markets Focus Fund and Institutional Emerging Markets Fund described in this SAI were created as part of the reorganization between Montgomery and the Trust. The reorganization between Montgomery and the Trust followed the purchase by the Funds’ adviser’s parent company of certain parts of the institutional and retail investment management business of the Montgomery funds’ adviser, Montgomery Asset Management, LLC (“MAM”). The Asia Pacific Fund, International Core Fund and Overseas Fund described in this SAI were created as part of the reorganization of Strong, advised by Strong Capital Management, Inc. (“SCM”), and the Wells Fargo Advantage FundsSM, advised by Wells Fargo Funds Management, LLC (“Funds Management” or the “Adviser”), into a single mutual fund complex. The reorganization between Strong and the Wells Fargo Advantage Funds followed the acquisition of certain asset management arrangements of SCM by Wells Fargo & Company.

The chart below indicates the predecessor Stagecoach, Montgomery and Strong Funds that are the accounting survivors of the Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds	Predecessor Funds
Asia Pacific Fund	Strong Asia Pacific Fund
Emerging Markets Focus Fund	Montgomery Emerging Markets Focus Fund
Institutional Emerging Markets Fund	Montgomery Institutional Series: Emerging Markets Portfolio
International Core Fund	Strong Advisor International Core Fund
International Equity Fund	Stagecoach International Equity Fund
Overseas Fund	Strong Overseas Fund

The Asia Pacific Fund commenced operations on April 11, 2005, as successor to the Strong Asia Pacific Fund. The predecessor Strong Asia Pacific Fund commenced operations on December 31, 1993.

The Emerging Markets Focus Fund (formerly named the Montgomery Emerging Markets Focus Fund) commenced operations on June 9, 2003, as successor to the Montgomery Emerging Markets Focus Fund and the Montgomery Emerging Markets Fund. The predecessor funds commenced operations on December 31, 1997 and March 1, 1992, respectively. predecessor Montgomery Emerging Markets Focus Fund is considered the surviving entity for accounting purposes. The Emerging Markets Focus Fund changed its name from the Montgomery Emerging Markets Focus Fund to the Emerging Markets Focus Fund effective April 11, 2005.

The Institutional Emerging Markets Fund (formerly named the Montgomery Institutional Emerging Markets Fund) commenced operations on June 9, 2003 as successor to the Montgomery Institutional Series: Emerging Markets Portfolio. The predecessor fund commenced operations on December 17, 1993. The performance history and financial highlights shown for periods prior to June 9, 2003 are the performance history and financial highlights of the predecessor fund. The Institutional Emerging Markets Fund changed its name from the Montgomery Institutional Emerging Markets Fund to the Institutional Emerging Markets Fund effective April 11, 2005.

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The International Core Fund commenced operations on April 11, 2005, as successor to the Strong Advisor International Core Fund. The predecessor Strong Advisor International Core Fund commenced operations on September 28, 2001.

The International Equity Fund commenced operations on November 8, 1999, as successor to the International Equity Fund of Stagecoach. The predecessor Stagecoach International Equity Fund commenced operations on September 24, 1997.

The International Value Fund (formerly named the Overseas Fund) commenced operations on October 31, 2003. The International Value Fund changed its name from the Overseas Fund to the International Value Fund effective April 11, 2005.

The Overseas Fund commenced operations on April 11, 2005, as successor to the Strong Overseas Fund. The predecessor Strong Overseas Fund commenced operations on June 30, 1998.

INVESTMENT POLICIES

Fundamental Investment Policies

Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

(1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit a Fund’s investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, or (iv) repurchase agreements;

(2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting;

(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

(8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies

Each Fund has adopted the following non-fundamental policies, which may be changed by the Trustees of the Trust at any time without approval of such Fund’s shareholders.

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(1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

(2) Each Fund may not invest or hold more than 15% of the Fund’s net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3) Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission (“CFTC”) for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.

(4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund’s total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund’s investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

(6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(8) Each Fund that is subject to Rule 35d-1 (the “Names Rule”) under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

Shareholders will receive at least 60 days notice of any change to a Fund’s non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General

Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

Set forth below are descriptions of certain investments and additional investment policies for the Funds. The International Value Fund described in this SAI is a gateway feeder fund that invests in a single corresponding master portfolio of Wells Fargo Master Trust (“Master Trust”). References to the activities of the gateway fund are understood to refer to the investments of the master portfolio(s) in which the gateway fund invests. Not all of the Funds participate in all of the investment practices described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

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Bank Obligations

The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”). Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Borrowing

The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Closed-End Investment Companies

The Funds may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. The Funds will invest in such companies when, in the adviser’s judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

Commercial Paper

The Funds may invest in commercial paper (including variable amount master demand notes) which refer to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization (“NRSRO”).

Convertible Securities

The Funds may invest in convertible securities that provide current income and that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which

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may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer’s capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer’s common stock through the conversion feature. Fluctuations in the convertible security’s price can reflect changes in the market value of the common stock or changes in market interest rates.

Custodial Receipts for Treasury Securities

The Funds may purchase participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Derivative Securities

The Funds may invest in various instruments that may be considered “derivative securities,” securities that derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate, including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators (“References”) or the relative change in two or more References. Futures contracts and options transactions are also considered types of derivative securities, and are described more fully under the heading “Futures Contracts and Options Transactions” below.

A Fund often invests in derivative securities as a “hedge” against fluctuations in the value of the other securities in that Fund’s portfolio, although a Fund may also invest in certain derivative securities for investment purposes only. While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund’s portfolio does not follow the adviser’s expectations. If the adviser’s expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund’s investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the Fund to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer’s credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with the Funds’ investment objectives, policies and quality standards, consider making investments in such new types of derivative securities.

Additional risks of derivative securities include: the risk of the disruption of the Fund’s ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (i.e., exposure to adverse price changes).

The adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund’s investment objective, does not expose a Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board concerning the use of derivatives.

A Fund’s use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in “illiquid securities,” including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate “cover” in compliance with the U.S. Securities and Exchange Commission (“SEC”) rules limiting the use of leverage.

Dollar Roll Transactions

The Funds may enter into “dollar roll” transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but a Fund assumes the risk of ownership. A Fund is compensated

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for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Emerging Market Securities

The Funds invest in equity securities of companies in “emerging markets.” The Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world’s major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust securities. The Funds may invest in American Depositary Receipts (“ADRs”), Canadian Depositary Receipts (“CDRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”) of such issuers.

Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

The Emerging Markets Focus Fund does not intend to diversify its portfolio across a large number of emerging market countries. Instead, the Fund’s portfolio manager’s objective is to concentrate its investments in a small number of emerging market countries (although it may invest in a number of companies in each selected country). Such a heavy concentration may make the Fund’s net asset value (“NAV”) extremely volatile and, if economic downturns or other events occur that adversely affect one or more of the countries the Fund invests in, such events’ impact on the Fund will be more magnified than if the Fund did not have such a narrow concentration.

Floating- and Variable-Rate Obligations

The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

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There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund’s portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risk.

The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Foreign Obligations and Securities

The Funds may invest in foreign company stocks which may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer’s home country. Concentrated investment in any single country, especially a less developed country, would make the Fund’s value more sensitive to economic, currency and regulatory changes within that country.

The Funds may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which the Funds may invest may be subject to foreign withholding and other taxes that could reduce the return on these obligations. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject.

The Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

The Funds may enter into currency forward contracts (“forward contracts”) to attempt to minimize the risk to a Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

The Funds may also invest in foreign securities through ADRs, CDRs, EDRs, IDRs and GDRs or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

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For temporary defensive purposes, Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

Forward Commitments, When-Issued and Delayed-Delivery Transactions

The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

The Funds will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund’s commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Futures Contracts and Options Transactions

In General. Certain Funds may enter into and engage in futures contracts and options transactions as discussed below. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer’s futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value (“NAV”) of the relevant Fund.

The Funds may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Funds’ futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

The Trust has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) in accordance with Rule 4.5 of the CEA, and therefore, the Trust is not subject to registration or regulation as a commodity pool operator under the CEA.

Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Custodian in the broker’s name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board

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of trade may impose their own higher requirements. This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

The Funds may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

Options Trading. The Funds may purchase or sell options on individual securities or options on indices of securities. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

The Funds will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund’s custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. The Funds will write put options only if they are “secured” by liquid assets maintained in a segregated account by the Funds’ custodian in an amount not less than the exercise price of the option at all times during the option period.

Each Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

Below is a description of some of the types of options in which certain Funds may invest.

Stock Index Options. The Funds may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund’s portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund

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will place in a segregated account with the Fund’s Custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

Stock Index Futures and Options on Stock Index Futures. The Funds may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Foreign Currency Futures Contracts and Foreign Currency Transactions. The Funds may invest in foreign currency futures contracts and foreign currency transactions which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see “Foreign Obligations and Securities” above). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price, will be secured by margin deposits, are regulated by the CFTC and are traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

The Funds may invest in foreign currency transactions. Foreign currency transactions, such as forward foreign currency exchange contracts, are also contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. Despite these differences, foreign currency futures contracts and foreign currency transactions (together, “Currency Futures”) entail largely the same risks, and therefore the remainder of this section will describe the two types of securities together.

Because the Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

A Fund will purchase and sell Currency Futures in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a Currency Future as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a Currency Future to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These Currency Futures will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

The use of Currency Futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of Currency Futures strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser’s judgment will be accurate. The use of Currency Futures also exposes a Fund to the general risks of investing in futures contracts: the risk of an illiquid market for the Currency Futures, the risk of exchange-imposed trading limits, and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its Currency Futures investments.

Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts. The Funds may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Funds’ portfolio securities which are the subject of the transaction.

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Interest Rate and Index Swaps. The Funds may enter into interest rate and index swaps in pursuit of their investment objectives. Interest rate swaps involve the exchange by a Fund with another party of their commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of interest rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Funds. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive.

Future Developments. The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Fund’s investment objective and legally permissible for the Fund.

Illiquid Securities

The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the “1933 Act”) and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. The Funds may not invest or hold more than 15% of their net assets in illiquid securities.

Initial Public Offerings

Certain Funds may also invest in smaller companies and initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Loans of Portfolio Securities

Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

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Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds’ investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Money Market Instruments and Temporary Investments

The Funds may invest in the following types of high-quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers’ acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Services, Inc. (“Moody’s”) or “A-1” or “A-1—” by Standard & Poor’s Rating Group (“S&P”), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Funds, may be used for letter of credit-backed investments.

Other Investment Companies

The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Funds’ non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company (“3% Limit”); (ii) 5% of such Fund’s total assets with respect to any one investment company; and (iii) 10% of such Fund’s total assets. Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

iShares. The Funds may invest in iShares Trust and iShares, Inc. (“iShares”) which are registered investment companies that consist of numerous separate series (each, an “iShares Fund”), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

The International Equity Fund is authorized to purchase shares of an iShares Fund in excess of the 3% Limit noted above. Although the Fund may invest in an iShares Fund in excess of the 3% Limit, it may not purchase shares of any iShares Fund if, after such purchase, it would own more than 20% of the outstanding shares of the iShares Fund.

Participation Interests

The Funds may purchase participation interests in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

Privately Issued Securities

The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in

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selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are “illiquid” are subject to the Funds’ policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements

The Funds may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully “collateralized,” as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund’s disposition of the security may be delayed or limited.

A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund’s net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales

A short sale is a transaction in which a fund sells a security it does not own in anticipation of a decline in market price. When a fund makes a short sale, the proceeds it receives are retained by the broker until the fund replaces the borrowed security. In order to deliver the security to the buyer, the fund must arrange through a broker to borrow the security and, in so doing, the fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales “against the box” means that the fund owns the securities, which are placed in a segregated account until the transaction is closed out.

The value of securities of any issuer in which a fund maintains a short position that is not “against the box” may not exceed the lesser of 5% of the value of the fund’s net assets or 5% of the securities of such class of the issuer. A fund’s ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

Short sales by a fund that are not made “against the box” create opportunities to increase the fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

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If a fund makes a short sale “against the box,” the fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for such security. In such case, any future losses in the fund’s long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Funds and their shareholders.

In view of the SEC, a short sale involves the creation of a “senior security” as such term is defined under the 1940 Act, unless the sale is “against the box” and the securities sold are placed in a segregated account (not with the broker), or unless the fund’s obligation to deliver the securities sold short is “covered” by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by each Fund will be “against the box,” or the Fund’s obligation to deliver the securities sold short will be “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

Small Company Securities

Investments in small capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies’ securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

Investment in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

Synthetic Convertible Securities

The Funds may invest in “synthetic” convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

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Unrated Investments

The Funds may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.

U.S. Government Obligations

The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government obligations”). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and Government National Mortgage Association ((“GNMA”) certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association ((“FNMA”) notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Warrants

The Funds may invest in warrants. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. A Fund may only purchase warrants on securities in which the Fund may invest directly. Warrants have no voting rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within a specified time period.

MANAGEMENT

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled “Organization and Management of the Funds.”

Trustees and Officers

The Board supervises each Fund’s activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

General. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 142 funds comprising the Trust, Wells Fargo Variable Trust and Master Trust (collectively the “Fund Complex” or the “Trusts”). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74.

In the table below and throughout this section, information for Trustees who are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“Independent Trustees”), appears separately from the information for the “interested” Trustee. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.

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Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships

INDEPENDENT TRUSTEES

Thomas S. Goho, 63	Trustee, since 1987	Chair of Finance, Wake Forest University, since 2006. Wake Forest University, Calloway School of Business and Accountancy, Benson-Pruitt Professorship since 1999. Associate Professor of Finance 1994 to 1999.	N/A

Peter G. Gordon, 63	Trustee, since 1998 (Chairman, since 2001)	Chairman, CEO and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	N/A

Richard M. Leach, 73	Trustee, since 1987	Retired. President of Richard M. Leach Associates (a financial consulting firm).	N/A

Olivia Mitchell, 53	Trustee, since 2006	Professor of Insurance and Risk Management, Wharton School, University of Pennsylvania. Director of the Boettner Center on Pensions and Retirement Research. Research Associate and Board member, Penn Aging Research Center. Research Associate, National Bureau of Economic Research.	N/A

Timothy J. Penny, 54	Trustee, since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	N/A

Donald C. Willeke, 66	Trustee, since 1996	Principal of the law firm of Willeke & Daniels.	N/A

INTERESTED[2] TRUSTEE

J. Tucker Morse, 61	Trustee, since 1987	Private Investor/Real Estate Developer.	N/A

OFFICERS

Karla M. Rabusch, 46	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. President of Wells Fargo Funds Management, LLC. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from March 2001 to March 2003. Vice President of Wells Fargo Bank, N.A. from December 1997 to May 2000.	N/A

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Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships

A. Erdem Cimen, 32	Treasurer, since 2006	Vice President of Wells Fargo Bank, N.A. and Vice President of Financial Operations for Wells Fargo Funds Management, LLC. Vice President and Group Finance Officer of Wells Fargo Bank, N.A. Auto Finance Group from 2004 to 2006. Vice President of Portfolio Management for Wells Fargo Bank, N.A. Auto Finance Group in 2004. Director of Small Business Services Risk Management for American Express Travel Related Services from 2000 to 2001.	N/A

C. David Messman, 46	Secretary, since 2000	Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. and Senior Vice President and Secretary of Wells Fargo Funds Management, LLC. Vice President and Senior Counsel of Wells Fargo Bank, N.A. from 1996 to 2003.	N/A

Dorothy Peters, 44	Chief Compliance Officer, Since 2004

Head of Mutual Fund Compliance for Wells Fargo Bank and Wells Fargo Funds Management, LLC from 1995 to 2002; Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2004.

In 2002, Ms. Peters left Wells Fargo Funds Management, LLC to pursue personal goals.

N/A

1	Length of service dates reflects the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
2	Basis of Interestedness. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

Committees. All of the Independent Trustees are also members of the Trust’s Governance Committee and Audit Committee.

(1) Governance Committee. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management. Pursuant to the Trust’s charter document, only independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary, and met twice during the Funds’ most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

(2) Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds’ most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

Compensation. Prior to January 1, 2006, each Trustee received an annual retainer (payable quarterly) of $80,000 from the Fund Complex. Each Trustee also received a combined fee of $9,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairman (formerly referred to as the Lead Trustee) of the Fund Complex received an additional $25,000 annual retainer for the additional work and time devoted by the Chairman.

Effective January 1, 2006, each Trustee receives an annual retainer (payable quarterly) of $102,000 from the Fund Complex. Each Trustee also receives a combined fee of $12,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson of the Fund Complex receives an additional $34,000 annual retainer and the Chairperson of the Audit Committee receives an additional $12,000 annual retainer for the additional work and time devoted by the Chairpersons.

The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust’s officers are not compensated by the Trust for their services. For the fiscal year ended September 30, 2005, the Trustees received the following compensation:

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Compensation Table

Year Ended September 30, 2005

	Interested Trustees		Independent Trustees*
Fund Name	Robert C. Brown**	J. Tucker Morse	Thomas S. Goho	Peter G. Gordon	Richard M. Leach	Timothy J. Penny	Donald C. Willeke
Asia Pacific	$583	$856	$856	$1,008	$856	$856	$856
Emerging Markets Focus	$583	$856	$856	$1,008	$856	$856	$856
Institutional Emerging Markets	$583	$856	$856	$1,008	$856	$856	$856
International Core	$583	$856	$856	$1,008	$856	$856	$856
International Equity	$583	$856	$856	$1,008	$856	$856	$856
International Value	$583	$856	$856	$1,008	$856	$856	$856
Overseas	$583	$856	$856	$1,008	$856	$856	$856
Total Compensation from the Fund Complex***	$81,000	$119,000	$119,000	$140,250	$119,000	$119,000	$119,000

*	Effective January 1, 2006, Olivia Mitchell is an Independent member of the Board of Trustees.
**	Retired as of April 5, 2005
***	Includes Trustee compensation received by other funds within the entire Fund Complex (consisting of 142 funds).

Beneficial Equity Ownership Information. As of the calendar year ended December 31, 2005, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = 50,001-$100,000; and D = over $100,000.

Beneficial Equity Ownership in the Funds and Fund Complex

Calendar Year Ended December 31, 2005

Dollar Range of Equity Securities in the Funds								Aggregate Dollar Range of Equity Securities of Fund Complex***
Trustee*	Asia Pacific**	Emerging Markets Focus	Institutional Emerging Markets	International Core**	International Equity	International Value	Overseas**
Independent Trustees
Thomas S. Goho	0	0	0	0	0	0	0	D
Peter G. Gordon	0	B	0	A	B	A	0	D
Richard M. Leach	0	0	0	0	0	0	0	D
Timothy J. Penny	0	0	0	0	0	0	0	D
Donald C. Willeke	0	0	0	B	0	0	0	D

Interested Trustee

J. Tucker Morse	0	0	0	0	0	0	0	D

*	Effective January 1, 2006, Olivia Mitchell is an Independent member of the Board of Trustees.
**	These Funds commenced operations on April 11, 2005.
***	Includes Trustee ownership in shares of other funds within the entire Fund Complex (consisting of 142 funds).

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Ownership of Securities of Certain Entities. None of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Investment Adviser

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

Affiliated Advisory Programs. Funds Management, on behalf of participants in programs managed by Funds Management, may invest a portion of the program’s assets in any one Wells Fargo Advantage Fund that could represent a significant portion of the Fund’s assets. In such an instance, Funds Management’s decision to make changes to or rebalance the program’s allocations may substantially impact the Fund’s performance.

As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below of each Fund’s average daily net assets:

The Funds operate under two types of advisory arrangements: (i) stand alone Funds with an investment adviser and sub-adviser; and (ii) a gateway feeder Fund that invests in a single corresponding portfolio of Master Trust and has “dormant” advisory arrangements at the gateway level.

	Fee
Fund	Prior to 8/1/04	Effective 8/1/04
Emerging Markets Focus Fund	1.10%	First $500M Next $500M Next $2B Next $2B Over $5B	1.10 1.05 1.00 0.975 0.95	% % % % %
Institutional Emerging Markets Fund	1.10%	First $500M Next $500M Next $2B Next $2B Over $5B	1.10 1.05 1.00 0.975 0.95	% % % % %
International Equity Fund	1.00%	First $500M Next $500M Next $2B Next $2B Over $5B	0.95 0.90 0.85 0.825 0.80	% % % % %

Fee
Fund	Effective 4/11/05
Asia Pacific Fund	First $500M Next $500M Next $2B Next $2B Over $5B	1.10 1.05 1.00 0.975 0.95	% % % % %
International Core Fund	First $500M Next $500M Next $2B Next $2B Over $5B	0.95 0.90 0.85 0.825 0.80	% % % % %
Overseas Fund	First $500M Next $500M Next $2B Next $2B Over $5B	0.95 0.90 0.85 0.825 0.80	% % % % %

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As described in the second category above, the gateway feeder Fund invests 100% of its assets in a single respective master portfolio of Master Trust. Because the gateway feeder Fund invests all of its assets in a single portfolio, no investment advisory services are currently provided at the gateway feeder Fund level. However, in order to preserve flexibility to allow the gateway feeder Fund to either invest in more than one master portfolio of Master Trust or to convert to a stand-alone Fund with a direct advisory relationship, the gateway feeder Fund has a “dormant” advisory arrangement with Funds Management. Under the dormant advisory arrangement, Funds Management will receive no advisory fees from the gateway feeder Fund as long as the gateway feeder Fund continues to invest all (or substantially all) of its assets in a single master portfolio of Master Trust. If the gateway feeder Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios (a gateway blended Fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund, including a determination of the asset allocation of the Fund’s investment in various master portfolios. If the gateway feeder Fund redeems all or a portion of its assets from any master portfolio and invests those assets directly in a portfolio of securities, Funds Management would be entitled to receive the dormant advisory rate (pass-through advisory fee) listed below which mirrors the current advisory fee charged by Funds Management to the Master Trust portfolio in which the gateway feeder Fund invests for the management of those assets.

Gateway Feeder Fund	Active Advisory Fees	Dormant Asset Allocation Fees*	Annual Rate** (as a percentage of net assets)
			Prior to 8/1/04	Effective 8/1/04
International Value Fund	0.00%	0.25%	1.00%	First $500M Next $500M Next $2B Next $2B Over $5B	0.95 0.90 0.85 0.825 0.80	% % % % %

*	Represents the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a gateway blended Fund.
**	Represents the advisory fee payable to Funds Management as Adviser to the portfolio(s) of Master Trust in which the Fund invests. This would be the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a stand-alone Fund.

Advisory Fees Paid. For the fiscal year ends shown in the table below, the Funds listed below paid the following advisory fees, and the investment adviser waived the indicated fees:

	Year Ended 9/30/05		Year Ended 9/30/04		Year Ended 9/30/03
Fund	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
International Equity	$4,193,490	$856,457	$3,091,507	$525,331	$3,699,733	$576,096
International Value*	$0	$0	$0	$0	N/A	N/A

*	The International Value Fund commenced operations on October 31, 2003, but to date has not paid an advisory fee.

Former Montgomery Funds. As discussed in the “Historical Fund Information” section, the Emerging Markets Focus and Institutional Emerging Markets Funds were created as part of the reorganization of certain portfolios of Montgomery into certain Funds of the Trust, which occurred on June 9, 2003. Prior to the reorganization, Wells Capital Management Incorporated (“Wells Capital Management” or “WCM”) and MAM served as the investment advisers to the predecessor portfolios of these Funds. For the period from January 17, 2003 through June 8, 2003, Wells Capital Management served as the investment adviser to the predecessor portfolios of the Emerging Markets Focus and Institutional Emerging Markets Funds pursuant to an interim investment management agreement. Prior to January 17, 2003, MAM served as the investment adviser to the predecessor portfolios of these Funds. Under the interim agreement, the contractual investment advisory fees were the same as those under the prior agreement with MAM. The fees were as follows:

Fund	Avg. Daily Net Assets	Annual Rate
Emerging Markets Focus	First $250M Next $250M Over $500M	1.10 1.00 0.90	% % %

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Fund	Avg. Daily Net Assets	Annual Rate
Institutional Emerging Markets	First $50M Next $50M Over $100M	1.25 1.00 0.90	% % %

The table below shows the advisory fees paid by either these Funds or their predecessor portfolios. For the periods indicated below, these Funds or their predecessor portfolios paid the following advisory fees and the respective investment adviser waived the indicated amounts:

Fund	Year Ended 9/30/05 Funds Mgmt		Year Ended 9/30/04 Funds Mgmt		Three-Month Period Ended 9/30/03 Funds Mgmt
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Emerging Markets Focus	$2,124,701	$281,616	$1,920,085	$211,910	$341,524	$53,926
Institutional Emerging Markets	$818,315	$381,598	$692,759	$366,249	$143,691	$77,030

Fund	1/17/03-6/30/03* Funds Mgmt/WCM		7/1/02 – 1/16/03* MAM
	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Emerging Markets Focus	$110,931	$65,813	$56,998	$68,248
Institutional Emerging Markets	$273,921	$70,976	$246,634	$168,524

*	For the period ended June 30, 2003, the predecessor portfolios to the Funds paid advisory fees to MAM for the period between July 1, 2002 and January 16, 2003, and to Wells Capital Management for the period between January 17, 2003 and June 8, 2003. The Funds paid advisory fees to Funds Management for the period between June 9, 2003 and June 30, 2003.

Former Strong Funds. As discussed in the “Historical Fund Information” section, the Asia Pacific Fund, International Core Fund and Overseas Fund were created as part of the reorganization of certain portfolios of Strong into certain Funds of the Trust. Prior to the reorganization, SCM and Funds Management served as the investment advisers to the predecessor portfolios of the Asia Pacific Fund, International Core Fund and Overseas Fund. For the period between January 1, 2005, and April 8, 2005, (the “Interim Period”), Funds Management served as the investment adviser to the predecessor portfolios of these Funds pursuant to an interim investment management agreement. Prior to January 1, 2005, SCM served as the investment adviser to the predecessor portfolios of these Funds. Under the interim agreement, the contractual investment advisory fees payable to Funds Management were the same as those under the prior agreement with SCM. The fees were as follows:

Fund	Avg. Daily Net Assets	Annual Rate
Asia Pacific Fund	First $4B	0.75%
International Core Fund	Next $2B	0.725%
Overseas Fund	Over $6B	0.70%

The table below shows the advisory fees paid by either these Funds or their predecessor portfolios. For the fiscal periods indicated below, these Funds or their predecessor portfolios paid the following advisory fees to the investment adviser listed below and the respective investment adviser waived the indicated amounts.

Fund	Period Ended 9/30/05		Year Ended 12/31/04		Year Ended 12/31/03		Year Ended 12/31/02
	Fees Paid to Funds Mgmt	Fees Waived by Funds Mgmt	Fees Paid to SCM	Fees Waived by SCM	Fees Paid to SCM	Fees Waived by SCM	Fees Paid to SCM	Fees Waived by SCM
Asia Pacific	$869,174	$267,702	$807,309	$16,931	$373,820	$79,049	$440,487	$32,683
International Core	$0	$16,722	$0	$13,184	$0	$8,252	$2,194	$848
Overseas Fund	$374,999	$363,804	$903,326	$22,692	$981,473	$0	$307,238	$84,516

General. Each Fund’s Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any such party. A Fund’s Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

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Investment Sub-Advisers

Funds Management has engaged Artisan Partners Limited Partnership (“Artisan”), LSV Asset Management (“LSV”), New Star Institutional Managers Limited (“New Star”) and Wells Capital Management, an affiliate of Funds Management, to serve as investment sub-advisers to the stand-alone Funds (collectively, the “Sub-Advisers”). Subject to the direction of the Trust’s Board and the overall supervision and control of Funds Management and the Trust, the Sub-Advisers make recommendations regarding the investment and reinvestment of the Funds’ assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the stand-alone Funds. The Sub-Advisers also furnish such additional reports and information as Funds Management and the Trust’s Board may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

For providing investment sub-advisory services to the stand-alone Funds, the Sub-Advisers are entitled to receive monthly fees at the annual rate as described below. These fees may be paid by Funds Management or directly by the Funds. If the sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

Fund	Sub-Adviser	Fee Effective Prior to 1/1/06			Fee Effective 1/1/06
International Equity*	Artisan	All asset levels	0.70%		First $250M Over $250M	0.70 0.50	% %
	LSV	First $150M Next $350M Next $250M Next $250M Over $1B	0.35 0.40 0.35 0.325 0.30	% % % % %	First $150M Next $350M Next $250M Next $250M Over $1B	0.35 0.40 0.35 0.325 0.30	% % % % %
	New Star	First $50M Next $500M Over $550M	0.35 0.29 0.20	% % %	First $50M Next $500M Over $550M	0.35 0.29 0.20	% % %
International Core	New Star	First $50M Next $500M Over $550M	0.35 0.29 0.20	% % %	First $50M Next $500M Over $550M	0.35 0.29 0.20	% % %
Overseas	New Star	First $50M Next $500M Over $550M	0.35 0.29 0.20	% % %	First $50M Next $500M Over $550M	0.35 0.29 0.20	% % %
Asia Pacific	Wells Capital Management	First $200M Over $200M	0.45 0.35	% %	First $100M Next $100M Over $200M	0.65 0.55 0.45	% % %
Emerging Markets Focus	Wells Capital Management	First $200M Over $200M	0.35 0.25	% %	First $100M Next $100M Over $200M	0.65 0.55 0.45	% % %
Institutional Emerging Markets	Wells Capital Management	First $200M Over $200M	0.35 0.25	% %	First $100M Next $100M Over $200M	0.65 0.55 0.45	% % %

*	Effective September 15, 2004, Artisan, LSV and New Star each began providing sub-advisory services to a one-third portion of the assets of the International Equity Fund under an interim sub-advisory agreement subject to the sub-advisory rates referenced below. Prior to September 15, 2004, Wells Capital Management served as the Fund’s sub-adviser and was paid at the same rate as each of the new sub-advisers.

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	Sub-Adviser	Fee (as a % of average daily net assets)
International Equity Fund	Artisan LSV New Star	First $ Over $	200M 200M	0.35 0.25	% %

Funds Management has engaged LSV to serve as investment sub-adviser to the master portfolio of Master Trust in which the International Value Fund as a gateway feeder fund invests, as listed in the charts below. Subject to the direction of the Trust’s and Master Trust’s Boards and the overall supervision and control of Funds Management and the Trust and Master Trust, LSV makes recommendations regarding the investment and reinvestment of the gateway Fund’s assets. LSV furnishes to Funds Management periodic reports on the investment activity and performance of the Fund. LSV also furnishes such additional reports and information as Funds Management and the Trust’s and Master Trust’s Boards and Officers may reasonably request.

Similar to the “dormant” investment advisory arrangement with Funds Management, a gateway Fund has a dormant sub-advisory arrangement with some or all of the sub-advisers that sub-advise the master portfolio(s) in which the gateway Fund invests. Under such an arrangement, a sub-adviser receives no sub-advisory fee as long as a gateway Fund invests all (or substantially all) of its assets in one or more master portfolios. In the event that a gateway Fund redeems its assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would be entitled to receive a sub-advisory fee at the same rate the sub-adviser received from the master portfolio for investing the portion of the gateway Fund’s assets formerly invested in the master portfolio. The sub-adviser would be compensated for its services by Funds Management from the advisory fees Funds Management receives for its services. The dormant sub-advisory fees that would be charged to the gateway Fund are identical to the sub-advisory fees currently charged to the master portfolio in which the gateway Fund invests, which are listed in the chart below.

Master Portfolio	Sub-Adviser	Asset Level / Fee
International Value Portfolio	LSV	First $150M Next $500M Next $250M Next $250M Over $1B	0.35 0.40 0.35 0.325 0.30	% % % % %

Unaffiliated Sub-Advisers.

Listed below is the aggregate dollar amount of sub-advisory fees paid by the Funds to the following unaffiliated sub-advisers for the fiscal periods indicated below.

		Period Ended 9/30/05				Period Ended 9/30/04
Fund/Master Portfolio	Sub-Adviser	Fees Paid		Fees Waived/ Reimbursed		Fees Paid		Fees Waived/ Reimbursed
International Core Fund	New Star	$5,740	*	$0	*	N/A		N/A
International Equity Fund	Artisan Partners	$889,823		$0		$19,64	**	$0
	LSV	$526,568		$0		$34,936	**	$0
	New Star	$411,658		$0		N/A		N/A
International Value Portfolio	LSV	$483,065		$0		N/A		N/A
Overseas	New Star	$241,313	*	$0	*	N/A		N/A

*	For the nine-month fiscal period ended September 30, 2005.
**	Reflects sub-advisory fees paid under the interim sub-advisory agreement for the period between September 15, 2004 and September 30, 2004.

Portfolio Managers.

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled “Portfolio Managers.” The information in this section is provided as of September 30, 2005, the most recent fiscal year end for the Funds managed by the portfolio managers listed below. These portfolio managers (each a “Portfolio Manager” and together, the “Portfolio Managers”) manage the investment activities of the Funds on a day-to-day basis as follows.

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Fund	Sub-Adviser	Portfolio Managers

Asia Pacific Fund	Wells Capital Management	Anthony L.T. Cragg

Emerging Markets Focus Fund Institutional Emerging Markets Fund	Wells Capital Management	Anthony L.T. Cragg Alison Shimada

International Core Fund Overseas Fund	New Star	Mark Beale Brian Coffey Richard Lewis
International Equity Fund	Artisan	Mark L. Yockey, CFA

	LSV	Josef Lakonishok Puneet Mansharamani Menno Vermeulen, CFA Robert W. Vishny

	New Star	Mark Beale Brian Coffey Richard Lewis

International Value Fund	LSV	Josef Lakonishok Menno Vermeulen, CFA Robert W. Vishny

Management of Other Accounts. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under “Other Accounts.”

Portfolio Manager*	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed
Artisan
Mark L. Yockey, CFA	6	$13.6B	1	$253.9M	33	$9.9B
LSV
Josef Lakonishok	21	$5.6B	17	$3.3B	442	$37.5B
Puneet Mansharamani	0	$0	0	$0	0	$0
Menno Vermeulen, CFA	21	$5.6B	17	$3.3B	442	$37.5B
Robert W. Vishny	21	$5.6B	17	$3.3B	442	$37.5B
New Star
Mark Beale	6	$392.7M	3	$371.3M	8	$1.7B
Brian Coffey	4	$298.7M	4	$391.8M	8	$243.8M
Richard Lewis	3	$335.0M	3	$371.3M	14	$3.5B
Wells Capital Management
Anthony L.T. Cragg	0	$0	0	0	0	$0
Alison Shimada	0	$0	0	$0	0	$0

*	If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.

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	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager*	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed
Artisan
Mark L. Yockey, CFA	1	$423.9M	0	$0	0	$0
LSV
Josef Lakonishok	0	$0	0	$0	17	$1.7B
Puneet Mansharamani	0	$0	0	$0	0	$0
Menno Vermeulen, CFA	0	0	0	$0	17	$1.7B
Robert W. Vishny	0	$0	0	$0	17	$1.7B
New Star
Mark Beale	0	$0	0	$0	0	$0
Brian Coffey	0	$0	0	$0	0	$0
Richard Lewis	0	$0	0	$0	0	$0
Wells Capital Management
Anthony L.T. Cragg	0	$0	0	$0	0	$0
Alison Shimada	0	$0	0	$0	0	$0

*	If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

Material Conflicts of Interest. The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, each Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, some Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, each Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.

Artisan. Artisan’s international growth portfolio managers manage various types of portfolios for multiple clients within two investment strategies—international growth and international small-cap growth. All investment accounts within a single investment strategy are managed to a single model with few exceptions resulting from client-directed restrictions or cash flow limitations of the account. Because of these considerations and the differences between the two strategies, Artisan’s Portfolio Managers may from time to time purchase securities, including initial public offerings, for one client account but not for another client account for which that team is responsible. This may result in varying performances among client accounts in the same investment strategy. In addition, some of the portfolios Artisan Partners manages in its international growth strategy may have fee structures, including performance fees that are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Fund to Artisan Partners.

LSV and New Star. None of the Portfolio Managers of LSV and New Star have experienced any material conflicts with their management of the Funds in relationship with their management of other accounts or registered investment companies as a result of the procedures in place designed to ensure that all clients are treated fairly and equitably over time.

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Wells Capital Management. Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation. The Portfolio Managers were compensated using the following compensation structures:

Artisan Compensation. The Portfolio Managers at Artisan are compensated using a fixed base salary and a subjectively determined incentive bonus that is a portion of a bonus pool the aggregate of which is tied to the firm’s fee revenues generated by all accounts included within the manager’s investment strategy, including the Fund. A Portfolio Manager is not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan Partners based on assets under management. Artisan bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because the firm believes that this method aligns the Portfolio Manager’s interests more closely with the long-term interests of clients. All senior professionals, including Portfolio Managers have limited partnership interests in the firm.

LSV Compensation. The Portfolio Managers at LSV receive a salary and discretionary bonus that is not linked to any specific factors such as performance or asset level. As a partner of LSV, each of the Portfolio Managers receives a portion of the overall profits of the firm.

New Star Compensation. The Portfolio Managers at New Star receive fixed cash compensation with a pension and retirement plan. All employees receive group life and medical coverage as a component of overall salary. All employees have equity ownership in the firm that is allocated over time.

Wells Capital Management Compensation. Wells Capital Management’s Portfolio Managers, except for Ms. Jimenez, are compensated with a fixed cash salary, pension and retirement plan. They receive incentive bonuses based in part on pre-tax annual and historical portfolio performance measured against the following benchmarks over a calendar year period:

Portfolio Managers	Benchmark
Anthony L.T. Cragg	MSCI AC Asia Pacific Index MSCI Emerging Markets Index

Alison Shimada	MSCI Emerging Markets Index

Bonuses are also based on an evaluation of contribution to client retention, asset growth and business relationships. Incentive bonuses for research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Investment team compensation structure is directly linked to the value added to clients’ portfolios as measured by the above-mentioned performance metrics. Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios. Ms. Jimenez’ compensation is based on a percentage of revenues.

Beneficial Ownership in the Funds. The table below shows for each Portfolio Manager, the amount of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

0 =	Not Applicable
0 =	$0
A =	$1 - $10,000
B =	$10,001 - $50,000
C =	$50,001 - $100,000
D =	$100,001 - $500,000
E =	$500,001 - $1,000,000
F =	over $1,000,000

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Beneficial Equity Ownership in the Funds

Portfolio Manager	Asia Pacific Fund	Emerging Markets Focus Fund	International Core Fund	International Equity Fund	International Value Fund	Institutional Emerging Markets Fund	Overseas Fund
Artisan
Mark L. Yockey, CFA	—	—	—	0	—	—	—
LSV
Josef Lakonishok	—	—	—	0	0	—	—
Puneet Mansharamani	—	—	—	0	0	—	—
Menno Vermeulen, CFA	—	—	—	0	0	—	—
Robert W. Vishny	—	—	—	0	0	—	—
New Star
Mark Beale	—	—	0	0	—	—	0
Brian Coffey	—	—	0	0	—	—	0
Richard Lewis	—	—	0	0	—	—	0
Wells Capital Management
Anthony L.T. Cragg	0	0	—	—	—	0	—
Alison Shimada	—	0	—	—	—	0

Administrator

The Trust has retained Funds Management (the “Administrator”), located as 525 Market Street, 12th floor, San Francisco, California, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds’ operations, including communication, coordination, and supervision services with regard to the Funds’ transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds’ transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds’ business together with ordinary clerical and bookkeeping services.

In addition, Funds Management has agreed to pay all of the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund’s average daily net assets:

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Share Class	Fund-Level Admin. Fee[1] (% of Average Daily Net Assets)			Class-Level Admin. Fee (% of Average Daily Net Assets)	Total Admin. Fee (% of Average Daily Net Assets)
Class A, Class B, Class C (all Funds except International Core Fund)	First $5B Next $5B Over $10B	0.05 0.04 0.03	% % %	0.28%	First $5B Next $5B Over $10B	0.33 0.32 0.31	% % %
Class A, Class B, Class C – International Core Fund only	First $5B Next $5B Over $10B	0.05 0.04 0.03	% % %	0.23%	First $5B Next $5B Over $10B	0.28 0.27 0.26	% % %
Administrator Class	First $5B Next $5B Over $10B	0.05 0.04 0.03	% % %	0.10%	First $5B Next $5B Over $10B	0.15 0.14 0.13	% % %
Institutional Class	First $5B Next $5B Over $10B	0.05 0.04 0.03	% % %	0.08%	First $5B Next $5B Over $10B	0.13 0.12 0.11	% % %
Investor Class – Asia Pacific Fund	First $5B Next $5B Over $10B	0.05 0.04 0.03	% % %	0.25%	First $5B Next $5B Over $10B	0.30 0.29 0.28	% % %
Investor Class – Overseas Fund	First $5B Next $5B Over $10B	0.05 0.04 0.03	% % %	0.40%	First $5B Next $5B Over $10B	0.45 0.44 0.43	% % %

[1]	Effective August 2, 2004. Prior to August 2, 2004, Funds Management was entitled to be paid a fund level administration fee of 0.05% of average daily net assets.

Administrative Fees Paid. For the fiscal year ends shown in the table below, the Funds listed below paid the following administrative fees. The table does not contain information on the Institutional Class shares of the International Equity and International Value Funds because this class of shares did not commence operations until August 31, 2006.

Fund	Year Ended 9/30/05	Year Ended 9/30/04*	Year Ended 9/30/03
	Funds Mgmt	Funds Mgmt	Funds Mgmt
International Equity (Fund Level)	$266,655	$182,247	$1,015,079
Class A	$158,201	$165,574	*
Class B	$42,347	$49,384	*
Class C	$4,366	$7,770	*
Administrator Class	$694,525	$569,897	*
International Value (Fund Level)**	$121	$8	N/A
Class A	$293	$45	N/A
Class B	$108	N/A	N/A
Class C	$35	N/A	N/A
Administrator Class	$86	N/A	N/A

*	For the fiscal year ended September 30, 2004, the administrative fee rate changed from a fixed Fund-based fee to a combination of a fixed Class-based fee and a Fund-based fee that is subject to breakpoints in asset levels of a Fund.
**	The Fund commenced operations on October 31, 2003.

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Former Montgomery Funds. As discussed in the “Historical Fund Information” section, the Emerging Markets Focus and Institutional Emerging Markets Funds were created as part of the reorganization of certain portfolios of Montgomery into certain Funds of the Trust, which occurred on June 9, 2003. Prior to the reorganization, MAM served as administrator to the predecessor portfolios of these Funds and was entitled to receive a fee per Fund ranging from 0.04% to 0.07%, depending on the Fund and the level of assets. Therefore, the table below shows the administrative fees paid by either these Funds or their predecessor portfolios. For the periods indicated below, these Funds paid the following administrative fees:

Fund	Year Ended 9/30/05 Funds Mgmt	Year Ended 9/30/04 Funds Mgmt	Three-Month Period Ended 9/30/03 Funds Mgmt	6/9/03 – 6/30/03 Funds Mgmt	7/1/02 – 6/8/03 MAM
Emerging Markets Focus (Fund Level)	$109,378	$96,909	$112,882	$10,062	$7,554
Class A	$412,968	$407,290	*	*	*
Class B	$9,796	$5,355	*	*	*
Class C	$7,116	$6,278	*	*	*
Administrator Class	$98,025	$88,405	*	*	*
Institutional Emerging Markets (Fund Level)	$54,542	$48,137	$30,099	$5,920	$25,992
Institutional Class	$98,730	$96,273	*	*	*

*	For the fiscal year ended September 30, 2004, the administrative fee rate changed from a fixed Fund-based fee to a combination of a fixed Class-based fee and a Fund-based fee that is subject to breakpoints in asset levels of a Fund.

Former Strong Funds. As discussed in the “Historical Fund Information” section, the Asia Pacific Fund, International Core Fund and Overseas Fund were created as part of the reorganization of certain portfolios of Strong into certain funds of Funds Trust. Prior to the reorganization, Strong Investor Services, Inc. (“SIS”) served as the administrator to the predecessor portfolios of these Funds and was entitled to receive a fee from the predecessor Asia Pacific and Overseas Funds at the annual rate of 0.30% of each predecessor’s average daily net assets attributable to each Fund’s predecessor Investor Class shares, from the predecessor Overseas Fund at the annual rate of 0.02% of the predecessor’s average daily net assets attributable to its predecessor Institutional Class shares, and from the predecessor International Core Fund at the annual rate of 0.30% of the predecessor’s average daily net assets attributable to its predecessor Class A, Class B, and Class C shares. The table below shows the administration fees paid by these Funds or their predecessor portfolios for the indicated fiscal periods to the respective administrator shown below:

	4/9/05 – 9/30/05	1/1/05 – 4/8/05	Year Ended 12/31/04		Year Ended 12/31/03		Year Ended 12/31/02
Fund	Fees Paid to Funds Mgmt	Fees Paid to SIS	Fees Paid to SIS	Fees Waived by SIS	Fees Paid to SIS	Fees Waived by SIS	Fees Paid to SIS	Fees Waived by SIS
Asia Pacific Fund (Fund Level)	$144,919	$83,413	N/A	N/A	N/A	N/A	N/A	N/A
Investor Class	$162,350	$93,446	$329,696	$0	$161,529	$19,619	$163,011	$29,564
International Core Fund (Fund Level)	$406	$234	N/A	N/A	N/A	N/A	N/A	N/A
Class A	$1,284	$739	$0	$1,867	$0	$1,240	$306	$162
Class B	$2,190	$1,260	$0	$2,723	$0	$1,529	$170	$410
Class C	$367	$211	$0	$683	$182	$355	$110	$334
Administrator Class	$4	$2
Overseas Fund (Fund Level)	$16,644	$9,580	N/A	N/A	N/A	N/A	N/A	N/A
Investor Class	$908	$170,470	$0	$369,899	$0	$392,635	$113,624	$41,688
Institutional Class*	$296,171	$523	$28	$6	$0	$24	N/A	N/A

*	First offered on December 31, 2002.

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Distributor

Wells Fargo Funds Distributor, LLC (the “Distributor”), located at 525 Market Street, San Francisco, California 94105, serves as the distributor for the Funds. Prior to April 11, 2005, Stephens Inc. (“Stephens”), located at 111 Center Street, Little Rock, Arkansas 72201, served as distributor for the Funds, except the Asia Pacific, International Core and Overseas Fund.

The Funds that offer Class B and Class C shares have adopted a distribution plan (a “Plan”) under Section 12(b) under the 1940 Act and Rule 12b-1 thereunder (the “Rule”) for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the “Non-Interested Trustees”).

Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds paid Stephens, and pays the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. (“NASD”) under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

The Distributor has, and Stephens previously had, entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign, and Stephens previously assigned, certain amounts that it is entitled to receive pursuant to the Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

The tables below show the distribution-related expenses paid to the respective distributor of the Funds for the last fiscal year ended September 30, 2005.

DISTRIBUTION FEES

For the period April 11, 2005, through September 30, 2005, the Funds paid Funds Distributor the following fees for distribution-related services:

	Total	Advertising	Printing, Mailing & Prospectus	Compensation to Underwriters	Comp. to Br/Dlrs	Other (Explain)
Emerging Markets Focus
Class B	$13,075	$0	$0	$0	$0	$13,075	*
Class C	$8,700	$0	$0	$5,233	$3,467	$0

International Core
Class B	$5,382	$0	$0	$0	$0	$5,382	*
Class C	$860	$0	$0	$735	$125	$0

International Equity
Class B	$52,031	$0	$0	$0	$0	$52,031	*
Class C	$5,183	$0	$0	$4,704	$478	$0

International Value
Class B	$280	$0	$0	$0	$0	$280	*
Class C	$90	$0	$0	$90	$0	$0

*	- WFFD entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the distributor may assign certain amounts, including 12b-1 fees, that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by the unaffiliated third party lender from the amounts assigned.

30

For the period October 1, 2004 through April 10, 2005, the Funds listed below paid to Stephens, pursuant to the Plan, the following fees for distribution-related expenses:

DISTRIBUTION FEES

Fund	Total	Advertising	Printing & Mailing	Compensation to Underwriters	Comp. to Br/Dlrs	Other (Explain)
Emerging Markets Focus Fund
Class B	$10,465	$0	$0	$0	$0	$10,465	*
Class C	$8,160	$0	$0	$8,160	$0	$0
International Equity Fund
Class B	$48,259	$0	$0	$0	$0	$48,259	*
Class C	$5,103	$0	$0	$5,103	$0	$0
International Value Fund
Class B	$0	$0	$0	$0	$0	$0	*
Class C	$0	$0	$0	$0	$0	$0

*	- WFFD entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the distributor may assign certain amounts, including 12b-1 fees, that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by the unaffiliated third party lender from the amounts assigned.

Former Strong Fund. As discussed in the “Historical Fund Information” section, the International Core Fund was created as part of the reorganization of certain portfolios of Strong into certain Funds of the Trust. Prior to the reorganization, Strong Investments, Inc. (“SII”) served as the distributor to the predecessor portfolio of the International Core Fund. Class A shares of the predecessor portfolio paid up to 0.25% per year of Class A’s average daily net assets to SII or others. Class B and Class C shares paid SII up to 1.00% per year of the class’ average daily net assets, out of which 0.25% may be used for service fees. The 12b-1 fees could also be used to pay SII for advancing commissions to securities dealers for the initial sale of Class B and Class C shares. The table below shows the distribution fees paid by the predecessor portfolio of the Fund to SII from January 1, 2005, to April 10, 2005.

	Total	Advertising	Printing, Mailing & Prospectus	Compensation to Underwriters	Comp. to Br/Dlrs	Other (Explain)
International Core
Class A	$486	$0	$0	$210	$277	$0
Class B	$3,486	$0	$0	$0	$0	$3,468	*
Class C	$619	$0	$0	$337	$283	$0

*	- Strong entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the distributor may assign certain amounts, including 12b-1 fees, that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by the unaffiliated third party lender from the amounts assigned.

The following table shows the distribution fees paid by the predecessor portfolio of the Fund to SII from January 1, 2004 to December 31, 2004.

Fund	Gross 12b-1 Fees	Absorptions	Compensation to Unaffiliated Broker-Dealers	12b-1 Fees Retained by the Distributor	Remaining 12b-1 Fees Used to Pay For 1) Advertising and 2) Printing and Mailing of Prospectuses to Other Than Current Shareholders
International Core Fund
Class A	$1,556	$1,556	$1,043	$511	$3
Class B	$9,119	$9,119	$1,875	$7,218	$28
Class C	$2,288	$2,288	$945	$1,330	$13

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General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not “interested persons” of the Trust be made by such Non-Interested Trustees.

Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds’ shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

Shareholder Servicing Agent

The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of up to 0.25%, of the average daily net assets of Class A, Class B, Class C, Administrator Class and Investor Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

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The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian

Wells Fargo Bank, located at 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.25% of the average daily net assets of the Asia Pacific, Emerging Markets Focus, and Institutional Emerging Markets Funds, and 0.10% of the average daily net assets of the International Core, International Equity, International Value Funds and Overseas Funds.

Fund Accountant

PFPC, Inc. (“PFPC”), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:

Average Fund Complex Daily Net Assets	Annual Asset-Based Fees
$0-85B	0.0051%
$>85B	0.0025%

In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund (gateway or stand-alone) and a monthly multiple class fee per Fund of $500 per class beyond the first class of shares. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs.

Each Fund’s share of the annual asset-based Fund Complex fee will be based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex (excluding the Wells Fargo Master Trust portfolios). Prior to March 2005, the Fund Complex-wide fee was 0.0057% for assets totaling $0-$85 billion and 0.0025% for assets over $85 billion. PFPC was also entitled to receive an annual fee of $20,000 from each Fund, a monthly multiple class fee per Fund of $500 per class beyond the first class of shares, and certain out-of-pocket costs.

Transfer and Distribution Disbursing Agent

Boston Financial Data Services, Inc. (“BFDS”), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions

The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis. Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the Emerging Markets Focus, International Equity, International Value and Institutional Emerging Markets Funds on a continuous basis.

For the periods listed below, the aggregate dollar amount of underwriting commissions paid to the Distributor by the Funds and the amounts retained by the Distributor was as follows:

Period from 4/11/05 to 9/30/05
Paid	Retained
$35,194	$5,198

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For the periods listed below, the aggregate dollar amount of underwriting commissions paid to Stephens by the Funds and the amounts retained by Stephens was as follows:

Period from 10/1/04 to 4/10/05		Year Ended 9/30/04		Year Ended 9/30/03*
Paid	Retained	Paid	Retained	Paid	Retained
$40,903	$6,087	$2,015,276	$340,635	$1,189,589	$235,808

*	Amounts include fees paid by the Emerging Markets Focus and Institutional Emerging Markets Funds for the period from July 1, 2003 through September 30, 2003.

Prior to April 11, 2005, SII served as the principal underwriter for the predecessor portfolios of the Asia Pacific Fund, International Core Fund and Overseas Fund. For the period January 1, 2005, through April 10, 2005, the aggregate dollar amount of underwriting commissions paid to and retained by SII were as follows:

1/1/05 – 4/10/05
Paid	Retained
$487	$487

Code of Ethics

The Fund Complex, the Adviser, the Distributor and the Sub-Advisers each have adopted a code of ethics which contains policies on personal securities transactions by “access persons” as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Advantage Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than “disinterested” directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Advisers are on public file with, and are available from, the SEC.

DETERMINATION OF NET ASSET VALUE

The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange (“NYSE”) is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds’ shares.

Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

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The Funds and the International Value Portfolio use an independent service provider to review U.S. market moves after the close of foreign markets and assist with the decision whether to substitute fair values for foreign security market prices. This service provider applies a multi-factor methodology, which uses factors such as ADRs, sector indices and futures, to each foreign portfolio security as part of this process.

Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed-income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

The Funds invest directly in foreign securities, so portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board, a security’s value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value. A security’s valuation may differ depending on the method used to determine its value.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a “Business Day”). Currently, the NYSE is closed on New Year’s Day, Martin Luther King Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a “Holiday”). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

Purchase orders for a Fund received before such Fund’s NAV calculation time, generally are processed at such time on that Business Day. Purchase Orders received after a Fund’s NAV calculation time generally are processed at such Fund’s NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust also may redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust’s responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

The dealer reallowance for Class A shares is as follows:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.00%
$250,000 to $499,999	2.75%	2.83%	2.25%

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Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Public Offering Price
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over[1]	0.00%	0.00%	1.00%

1	We will assess Class A shares purchases of $1,000,000 or more a 1.00% contingent deferred sales charge (“CDSC”) if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account Holders Via the Internet. All shareholders with an existing Wells Fargo Advantage Funds account may purchase additional shares of classes of Funds that they already own, and redeem existing shares, via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Advantage Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder’s address of record. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker’s authorized designee, receives the order, and such orders will be priced at the Fund’s NAV next calculated after they are received by the authorized broker or the broker’s designee.

Waiver of Minimum Initial Investment Amount for Investor Class shares for Eligible Investors. An eligible investor (as defined below) may purchase Investor Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

•	Current and retired employees, directors/trustees and officers of: (i) Wells Fargo Advantage Funds (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and

•	Family members of any of the above.

Reduced Sales Charges for Former Norwest Advantage Fund Class B Shareholders. No CDSC is imposed on redemptions of Class B shares of a former Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

Reduced Sales Charges for Former Montgomery Fund Shareholders. Former Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors’ Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.

Reduced Sales Charges for Affiliated Funds. Any affiliated fund that invests in a Wells Fargo Advantage fund may purchase Class A shares of such fund at NAV.

Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

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Reduced Sales Charges for Reinvestments. You may reinvest into a Wells Fargo Advantage Fund with no sales charge the portion of assets from a distribution that previously was invested in Wells Fargo Advantage Funds and Wells Fargo Collective Investment Funds provided that the distribution is from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee and the distribution occurred within the 60 days prior to your reinvestment.

Additional Investors Eligible to Purchase Administrator Class Shares of the Institutional Emerging Markets Fund:

•	Shareholders who receive assets from a distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee that were invested in the Administrator Class of the Aggressive Allocation Fund or Conservative Allocation Fund may roll over the assets into another account (e.g., an IRA) and reinvest the assets in the same Fund without having to meet the minimum investment limit.

•	Shareholders who receive assets from a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo that were invested in the Administrator Class of the Aggressive Allocation Fund or Conservative Allocation Fund may roll over the assets into another account (e.g., an IRA) and reinvest the assets in the same Fund without having to meet the minimum investment limit.

Set forth below is a list of the member firms of the National Association of Securities Dealers (“NASD”) to which the Adviser, the Funds’ distributor or their affiliates expect (as of December 31, 2005,) to make payments out of their own assets to selling and shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders (“Marketing and Shareholder Support Payments”). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2005, are not reflected:

•	A.G. Edwards & Sons, Inc.

•	Allstate Financial Services, LLC

•	Ameriprise Financial Services, Inc.

•	AXA Advisors, LLC

•	Bear, Stearns Securities Corp.

•	Charles Schwab & Co., Inc.

•	Citigroup Global Markets, Inc.

•	CitiStreet Advisors LLC

•	Fidelity Investments Institutional Services Company, Inc.

•	Financial Network Investment Corporation.

•	Fiserv Securities, Inc.

•	GWFS Equities, Inc.

•	ING Financial Partners, Inc.

•	Linsco/Private Ledger Corp.

•	Mellon Financial Markets, LLC

•	Merrill Lynch, Pierce, Fenner & Smith Incorporated

•	Morgan Stanley DW, Inc.

•	Multi-Financial Securities Corporation.

•	Pershing LLC

•	Prudential Retirement Brokerage Services, Inc.

•	Raymond James & Associates, Inc.

•	Robert W. Baird & Co. Incorporated

•	Transamerica Financial Advisors, Inc.

•	UBS Financial Services Inc.

•	Valic Financial Advisors, Inc.

•	Wachovia Securities, LLC

In addition to member firms of the NASD, Marketing and Shareholder Support Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list. Also not included on the list above are subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Funds’ distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

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PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust’s Board and the supervision of the Adviser, the Sub-Advisers are responsible for the Funds’ portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of each Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer’s risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While each Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, or affiliated broker-dealers. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a “net” basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

In placing orders for portfolio securities of a Fund, each Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, Funds Management oversees each Sub-Adviser’s trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

Each Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser under the advisory contracts, and the expenses of each Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund’s shareholders.

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The tables below show the Funds’ portfolio turnover rate for the last two fiscal periods:

Fund	September 30, 2005	December 31, 2004	September 30, 2004
Asia Pacific	117%*	152.5%	N/A
Emerging Markets Focus	184%	N/A	225%
International Core	37%*	28.1%	N/A
International Equity	46%	N/A	112%
International Value	14%	N/A	24%
Institutional Emerging Markets	109%	N/A	104%
Overseas	111%*	21.5%	N/A

*	For the nine-month period ended September 30, 2005.

The portfolio turnover rates for the International Equity and Overseas Funds varied significantly over the past two fiscal years. The variation in the International Equity Fund’s rate was primarily due to a change in sub-advisors in fiscal year 2003. The Overseas Fund’s substantial capital flows and a net decrease in total fund size of 27% gave rise to relatively high turnover.

Brokerage Commissions. For the fiscal year ends listed below, the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

Total Commissions

Fund	Year Ended 9/30/05			Year Ended 9/30/04	Year Ended 9/30/03
Emerging Markets Focus		$2,381,782		$2,371,552	$389,215	*
International Equity**	$ $ $	468,125 346,423 50,462	(Artisan) (NewStar) (LSV)	$484,056	$931,561
Institutional Emerging Markets		$822,211		$613,295	$102,178	*

*	Amounts indicate fees paid from July 1, 2003 through September 30, 2003. Additionally, the increase in 2004 for the Emerging Markets Focus Fund was attributed to the merger of the Core Emerging Market Fund.
**	The decrease in brokerage commissions from fiscal year ended 2003 to fiscal year ended 2004is due to a decrease in fund assets.

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Former Montgomery Funds. For the periods listed below, the predecessor portfolios of the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

Fund	Period Ended 6/30/03*
Emerging Markets Focus	$209,089
Institutional Emerging Markets	$165,481

*	Amounts indicate fees paid from January 1, 2003 through June 30, 2003.

Former Strong Funds. For the fiscal periods listed below, the Funds or the predecessor portfolios of the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

Total Commissions

Fund	Nine-Month Period Ended 9/30/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Asia Pacific Fund	$1,426,842	$1,330,349	$1,373,166	$928,325
International Core Fund	$7,435	$3,367	$5,321	$1,603
Overseas Fund	$322,918	$261,979	$260,163	$212,832

For the fiscal year ended September 30, 2005, the Sub-Advisers listed below directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions.

Sub-Adviser	Commissions Paid	Transactions Value
Artisan	$5,827.52	$2,938,396
Wells Capital Management	$138,572	$56,141,839

None of the other Sub-Advisers participate in such directed brokerage practices.

Securities of Regular Broker-Dealers. As of September 30, 2005, the following Fund held securities of its regular broker-dealers as indicated in the amounts shown:

Fund	Broker-Dealer	Amount
International Equity	HSBC Holdings Plc	$3,963,000

FUND EXPENSES

From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund’s performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any plan; interest charges; taxes; fees and expenses of its independent registered public accounting firm, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Fund’s shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust’s Board deems equitable.

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FEDERAL INCOME TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Taxes.” The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company. It is intended that each Fund qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each RIC is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income from each taxable year dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future Treasury Regulations, the IRS may limit qualifying income from foreign currency gains that are directly related to a Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. However, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

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If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. To qualify again to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

Equalization Accounting. Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of RIC shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the RICs do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses. As of September 30, 2005, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

Fund	Year Expires	Capital Loss Carry-forwards
Emerging Markets Focus Fund	2006 2007 2008 2009 2010	$ $ $ $ $	186,293,649 22,895,349 1,693,484 41,422,225 14,971,904

Institutional Emerging Markets Fund	2009 2010	$ $	1,766,303 6,538,143

International Equity Fund	2009 2010 2011 2012	$ $ $ $	27,486,689 24,061,440 45,537,020 17,574,879

Overseas Fund	2007 2009 2010	$ $ $	168,820 7,601,230 1,942,513

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its own capital loss carry-forwards and the use of its unrealized losses against future realized gains, or such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations or may engage in reorganizations in the future.

Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains to the extent it fails to distribute by December 31 of each calendar year at least 98% of its taxable ordinary income (excluding capital gains and losses), at least 98% of its capital gain net income (adjusted for ordinary losses) for the 12 month period ending on October 31 of that year, and all of its ordinary income and capital gain net income from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

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Investment through Master Portfolios. The International Value Fund seeks to continue to qualify as a RIC by investing its assets through one or more master portfolios. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a RIC or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (i.e., “passed-through”) to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and U.S. Treasury Regulations, in determining such investor’s federal income tax liability. Therefore, to the extent that a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio’s assets, income and distributions will be managed in such a way that an investor in a master portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the master portfolio.

Taxation of Fund Investments. In general, realized gains or losses on the sale of portfolio securities, will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain future contracts, foreign currency contracts and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income. Under future U.S. Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

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Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

“Passive foreign investment corporations” (“PFICs”) are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of derivatives are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income. Accordingly, while each Fund intends to account for such

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transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements. In addition, payments received by the Funds in connection with securities lending and repurchase agreements will not qualify for reductions in individual federal income tax on certain dividends and so may be taxable as ordinary income.

Taxation of Distributions. All distributions paid out of a Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

Distributions designated by a Fund as capital gain distributions will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, but are not eligible for the dividends-received deduction for corporations. Each Fund will designate capital gain distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other shares of the same Fund within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Foreign Taxes. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to

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its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. The Funds may qualify for and make the election; however, even if a Fund qualifies for the election for a year, it may not make the election for such year. A Fund will notify each shareholder within 60 days after the close of the Fund’s taxable year whether it has elected for the foreign taxes paid by the Fund to “pass-through” for that year.

Even if a Fund qualifies for the election, foreign income and similar taxes will only pass-through to the Fund’s shareholders if the Fund and its shareholders meet certain holding period requirements. Specifically, (i) the shareholder must have held the Fund shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the shareholder became entitled to receive Fund distributions corresponding with the pass-through of such foreign taxes paid by the Fund, and (ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund must have held the shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the Fund became entitled to the dividend. These holding periods increase for certain dividends on preferred stock. A Fund may choose not to make the election if the Fund has not satisfied its holding requirement.

If a Fund makes the election, the Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund’s dividends paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders that have satisfied the holding period requirements shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction. If the shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder’s federal income tax attributable to foreign source taxable income or the amount specified in the notice mailed to that shareholder within 60 days after the close of the year. If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.

In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.

Federal Income Tax Rates. As of the printing of this SAI the maximum stated individual federal income tax rate applicable to individuals is generally 35% for ordinary income and 15% for net capital gain.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gains rate, which generally is 15%. In general, “qualified dividend income” is income attributable to dividends received from certain domestic and foreign corporations, as long as certain holding period requirements are met and the dividends are attributable to qualified dividends received by the Fund itself. If 95% or more of a Fund’s gross income constitutes qualified dividend income, all of its distributions generally will be treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date for their Fund shares. If less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by the Fund derived from securities lending, repurchase and other derivative transactions ordinarily will not. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners.

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reduction in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2003.

Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, if (when required to do so) the shareholder fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding, or if the IRS has notified the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. If backup withholding provisions are applicable, any distributions or proceeds, whether paid in cash or received in additional shares, will be reduced

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by the amounts required to be withheld. The shareholder may apply amounts required to be withheld as a credit against his or her federal income tax liability, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upone request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans. The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund attributable to domestic corporations, if the corporate shareholder would qualify for such deduction if the Fund were not a RIC. The dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if certain holding period requirements are met. These requirements are complex, and, therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

Foreign Shareholders. With respect to taxable years beginning on or after January 1, 2005, and before January 1, 2008, distributions designated by a Fund as “interest-related distributions” generally attributable to the Fund’s net interest income earned on certain debt obligations paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), a foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a “foreign shareholder”) generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder (“exempt foreign shareholder”). In order to qualify for an interest-related distribution, the Fund must designate a distribution as such not later than 60 days after the close of the Fund’s taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, “short-term capital gain distributions” (defined below) are not subject to federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally applies. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions. “Short-term capital gain distributions” are distributions designated as such from a Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year generally attributable to its net short-term capital gain.

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Even if permitted to do so, the Funds provide no assurance that they will designate any distributions as interest-related distributions or short-term capital gain distributions. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). Under recently enacted tax legislation, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the shareholder’s date of death, the assets of the Fund that were “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships. If a Fund qualifies and makes an election to pass-through foreign taxes to its shareholders, foreign shareholders of the Fund generally will be subject to increased federal income taxation without a corresponding benefit for the pass-through.

PROXY VOTING POLICIES AND PROCEDURES

The Trusts and Funds Management have adopted policies and procedures (“Procedures”) that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.

The responsibility for voting proxies relating to the Funds’ portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

Funds Management has established a Proxy Voting Committee (the “Proxy Committee”) that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.

The Procedures set forth Funds Management’s general position on various proposals, such as:

•	Routine Items – Funds Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

•	Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

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•	Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company’s poison pill.

•	Mergers/Acquisitions and Corporate Restructurings – Funds Management’s Proxy Committee will examine these items on a case-by-case basis.

•	Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds’ voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (1) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (2) disclosing the conflict to the Board and obtaining their consent before voting; (3) submitting the matter to the Board to exercise its authority to vote on such matter; or (4) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how to obtain the results of such voting during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The following policies and procedures (the “Procedures”) govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust (“Funds Trust”), Wells Fargo Master Trust (“Master Trust”) and Wells Fargo Variable Trust (“Variable Trust”) (each of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the “Funds” or individually as the “Fund”) now existing or hereafter created. The Funds have adopted these Procedures to ensure that the disclosure of a Fund’s portfolio holdings is accomplished in a manner that is consistent with a Fund’s fiduciary duty to its shareholders. For purposes of these Procedures, the term, “portfolio holdings” means the stock and bonds held by a Fund and does not include the cash investments or other derivative positions held by the Fund. Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund’s portfolio securities or for any ongoing arrangements to make available information about a Fund’s portfolio securities.

Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds’ website until updated for the next applicable period. Funds Management may withhold any portion of a Fund’s portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the website, it may be further disseminated without restriction.

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A.	Complete Holdings. The complete portfolio holdings for each Fund (except for funds that operate as fund of funds) shall be made publicly available on the Funds’ website (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis.

B.	Top Ten Holdings. Top ten holdings information for each Fund (except for funds that operate as fund of funds) shall be made publicly available on the Funds’ website on a monthly, seven-day or more delayed basis.

C.	Fund of Funds Structure.

1.	The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds’ website and included in fund fact sheets on a monthly, seven-day or more delayed basis.

2.	A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund’s target allocations between or among its fixed-income and/or equity investments may be posted to the Funds’ website simultaneous with the change.

Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund, (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on From N-Q, in each instance within 60 days of the end of the Fund’s fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds’ full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

Each Fund’s complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund’s semi-annual and annual reports. Each Fund’s complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund’s first and third fiscal quarters.

List of Approved Recipients. The following list describes the limited circumstances in which a Fund’s portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds’ website. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

A.	Sub-Advisers. Sub-advisers shall have full daily access to fund holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability\demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

B.	Money Market Portfolio Management Team. The money market portfolio management team at Wells Capital Management Incorporated (“Wells Capital Management”) shall have full daily access to daily transaction information across the Wells Fargo Advantage Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

C.	Funds Management/Wells Fargo Funds Distributor, LLC.

1.	Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC’s Datapath system.

2.	Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

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3.	Funds Management and Funds Distributor personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund’s target allocations that result in a shift between or among its fixed-income and/or equity investments.

D.	External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, employed by the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds’ accounting agent however, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services (“ISS”) and SG Constellation, L.L.C. to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

E.	Rating Agencies. Standard & Poor’s (“S&P”) and Moody’s Investors Services (“Moody’s”) receive full Fund holdings for rating purposes. S&P may receive holdings information weekly on a seven-day delayed basis. Moody’s may receive holdings information monthly on a seven-day delayed basis.

Additions to List of Approved Recipients. Any additions to the list of approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient’s relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or any affiliated person of the Fund.

Funds Management Commentaries. Funds Management may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund if such disclosure does not result in the disclosure of current portfolio holdings information any sooner than on a monthly 30-day delayed basis (or on a monthly 7-day delayed basis for a top-ten holding) and such disclosure does not constitute material nonpublic information, which for this purpose, means information that would convey any advantage to a recipient in making an investment decision concerning a Fund.

Board Approval. The Board shall review and reapprove these Procedures, including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and making any changes that they deem appropriate.

CAPITAL STOCK

The Funds are seven of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

Most of the Trust’s funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust’s funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a Fund represents an equal, proportionate interest in the Fund with all other shares. Shareholders bear their pro rata portion of a Fund’s operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund’s fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Advisory agreement, since it only affects one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

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As used in the Prospectuses and in this SAI, the term “majority” when referring to approvals to be obtained from shareholders of a class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of such class the Fund represented at a meeting if the holders of more than 50% of the outstanding shares such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class the Fund. The term “majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to a Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Set forth below as of August 4, 2006, is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of the Fund as a whole. The term “N/A” is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole. The Institutional class shares of the International Equity and International Value Funds did not commence operations until August 31, 2006.

5% OWNERSHIP AS OF AUGUST 4, 2006

Fund	Name and Address	Type of Ownership	Percentage of Class
Asia Pacific Fund
Investor Class	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers ATTN: Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	Record	28.88%

	Wells Fargo Funds Management LLC Exclusive Benefit of Its Customers Wells Fargo Advisor Program 100 Heritage Reserve Menomonee Falls WI 53051-4400	Record	7.14%

Emerging Markets Focus Fund
Class A	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers ATTN: Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	Record	28.24%

Class B	American Enterprise Invest Services FBO PO Box 9446 Minneapolis MN 55440-9446	Record	13.10%

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Fund	Name and Address	Type of Ownership	Percentage of Class
Class C	American Enterprise Invest Services FBO PO Box 9446 Minneapolis MN 55440-9446	Record	14.05%

Administrator Class	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers ATTN: Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	Record	12.84%

	Strafe & Co Inc FAO USMF NP-PCIAA Emerging Market PO Box 160 Westerville OH 43086-0160	Record	5.43%

Institutional Emerging Markets Fund
Institutional Class	Middlesex County Retirement System ATTN Nancy B ONeil 40 Thorndike St New Superior Courthouse 3rd Level Cambridge MA 02141-1755	Record	68.77%

	Wells Fargo Bank NA FBO Ben B. Cheney Found PO Box 1533 Minneapolis, MN 55480-1533	Record	7.65%

International Core Fund
Class A	American Enterprise Invest Services FBO PO Box 9446 Minneapolis MN 55440-9446	Record	29.83%

	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers ATTN: Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	Record	7.32%

Class B	American Enterprise Invest Services FBO PO Box 9446 Minneapolis MN 55440-9446	Record	52.07%

Class C	American Enterprise Invest Services FBO PO Box 9446 Minneapolis MN 55440-9446	Record	21.74%

	Merrill Lynch Pierce Fenner & Smith Inc Merrill Lynch Fin Data Services Attention Service Team 4800 Deer Lake Dr E Fl3 Jacksonville FL 32246-6484	Record	11.96%

	Wells Fargo Investments LLC 608 Second Avenue South 8th Fl Minneapolis MN 55402-1927	Record	5.28%

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Fund	Name and Address	Type of Ownership	Percentage of Class
Administrator Class	Wells Fargo Bank NA Omnibus Cash PO Box 1533 Minneapolis MN 55480-1533	Record	52.50%

	Wells Fargo Funds Seeding Account 525 Market St San Francisco CA 94105	Record	40.30%

	Wells Fargo Investments LLC 625 Marquette Ave S 13th Floor Minneapolis MN 55402-2308	Record	7.17%

International Equity Fund
Class A	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers ATTN: Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	Record	13.89%

Class B	American Enterprise Invest Services FBO PO Box 9446 Minneapolis MN 55440-9446	Record	12.40%

Class C	American Enterprise Invest Services FBO PO Box 9446 Minneapolis MN 55440-9446	Record	16.67%

	MLPF&S For the Sole Benefit Of Its Customers Attn Mutual Fund Administration 4800 Deer Lake Dr. E Fl 3 Jacksonville FL 32246-6484	Record	5.46%

Administrator Class	Wells Fargo Bank NA, FBO Wells Fargo Int Equity FD CL I ATTN: Mutual Fund Ops PO Box 1533 Minneapolis MN 55480-1533	Record	55.77%

	Wells Fargo Bank NA, FBO Wells Fargo Int Equity FD CL I ATTN: Mutual Fund Ops PO Box 1533 Minneapolis MN 55480-1533	Record	28.25%

	Wells Fargo Funds Management LLC Exclusive Benefit of its Customers Wells Fargo Advisor Program 100 Heritage Reserve Menomonee Falls WI 53051-4400	Record	8.68%

International Value Fund
Class A	Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 101 Montgomery St. San Francisco, CA 94104-4122	Record	18.05%

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Fund	Name and Address	Type of Ownership	Percentage of Class
	American Enterprise Investment Services FBO PO Box 9446 Minneapolis MN 55440-9446	Record	13.84%

Class B	American Enterprise Investment Services FBO PO Box 9446 Minneapolis MN 55440-9446	Record	40.98%

Class C	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	Record	39.28%

	American Enterprise Investment Services FBO PO Box 9446 Minneapolis MN 55440-9446	Record	25.04%

	Wells Fargo Investments LLC 608 Second Avenue South 8th Floor Minneapolis MN 55402-1927	Record	9.90%

	Wells Fargo Funds Seeding Account 525 Market St San Francisco CA 94105	Record	6.69%

	Wells Fargo Investments LLC 608 Second Avenue South 8th Floor Minneapolis MN 55402-1927	Record	6.54%

Administrator Class	Wells Fargo Funds Seeding Account 525 Market St San Francisco CA 94105	Record	77.25%

	Wells Fargo Investments LLC 625 Marquette Ave S 13th Floor Minneapolis MN 55402-2308	Record	11.01%
Overseas Fund
Institutional Class	Wells Fargo Bank NA FBO Life Stages Moderate Portfolio PO Box 1533 Minneapolis MN 55480-1533	Record	45.61%

	Wells Fargo Bank NA FBO Life Stages Aggressive Portfolio PO Box 1533 Minneapolis MN 55480-1533	Record	42.37%

	Wells Fargo Bank NA FBO Life Stages Conservative Portfolio PO Box 1533 Minneapolis MN 55480-1533	Record	11.05%

Investor Class	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers ATTN: Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	Record	8.17%

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For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

OTHER

The Trust’s Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 “F” Street NE, in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP’s address is 1601 Market Street, Philadelphia, Pennsylvania 19103.

FINANCIAL INFORMATION

The portfolios of investments and audited financial statements for the Funds for the fiscal year ended September 30, 2005, and the unaudited financial statements for the Funds for the semi-annual period ended March 31, 2006, are hereby incorporated by reference to the Funds’ Annual Reports and Semi-Annual Reports, respectively.

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WELLS FARGO FUNDS TRUST

Telephone: 1-800-222-8222

STATEMENT OF ADDITIONAL INFORMATION

August 31, 2006

WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND

WELLS FARGO ADVANTAGE DIVERSIFIED EQUITY FUND

WELLS FARGO ADVANTAGE DIVERSIFIED SMALL CAP FUND

WELLS FARGO ADVANTAGE EQUITY INCOME FUND

WELLS FARGO ADVANTAGE EQUITY VALUE FUND

WELLS FARGO ADVANTAGE GROWTH EQUITY FUND

WELLS FARGO ADVANTAGE INDEX FUND

WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION FUND

WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND

WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH FUND

WELLS FARGO ADVANTAGE SMALL COMPANY VALUE FUND

Class A, Class B, Class C, Class D, Class Z, Administrator Class,

Institutional Class and Investor Class

Wells Fargo Funds Trust (the “Trust”) is an open-end, management investment company. This Statement of Additional Information (“SAI”) contains additional information about eleven funds in the Wells Fargo Funds Trust family of funds (each, a “Fund” and collectively, the “Funds”) — the Wells Fargo Advantage C&B Large Cap Value, Diversified Equity, Diversified Small Cap, Equity Income, Equity Value, Growth Equity, Index, Large Cap Appreciation, Large Company Growth, Small Company Growth and Small Company Value Funds. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares. Class Z shares are currently available only to certain qualified investors. Please see the Class Z shares prospectus for further details. Prior to April 11, 2005, the Administrator Class was named the Institutional Class and the Institutional Class was named the Select Class.

Funds	A, B and/ or C	D	Z	Administrator	Institutional	Investor
C&B Large Cap Value Fund	•	•		•	•
Diversified Equity Fund	•			•
Diversified Small Cap Fund				•
Equity Income Fund	•			•
Equity Value Fund	•			•	•
Growth Equity Fund	•			•	•
Index Fund				•		•
Large Cap Appreciation Fund	•			•	•
Large Company Growth Fund	•		•	•	•
Small Company Growth Fund	•			•
Small Company Value Fund	•			•

This SAI is not a prospectus and should be read in conjunction with the Funds’ Prospectuses, (the “Prospectuses”) dated February 1, 2006, or August 31, 2006, as applicable. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the Funds, which include the portfolios of investments and reports of independent registered public accounting firm for the year ended September 30, 2005, and the unaudited financial statements for the Funds for the semi-annual period ended March 31, 2006, are hereby incorporated by reference to the Funds’ Annual Reports and Semi-Annual Reports, respectively. The Prospectuses, Annual Reports and Semi-Annual Reports may be obtained without charge by visiting our Web site at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to Wells Fargo Advantage Funds, P.O. Box 8266, Boston, MA 02266-8266.

RT 59072	EGFS/FASAI003 (08/06)

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HISTORICAL FUND INFORMATION

On March 25, 1999, the Board of Trustees of Norwest Advantage Funds (“Norwest”), the Board of Directors of Stagecoach Funds, Inc. (“Stagecoach”) and the Board of Trustees of the Trust (each, a “Trustee” and collectively, the “Board” or “Trustees”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios into certain Funds of the Trust. Prior to November 5, 1999, the effective date of the Reorganization of the Funds and the predecessor Norwest and Stagecoach portfolios, the Funds had only nominal assets.

On February 18, 2004, the Board of Trustees of The Advisors’ Inner Circle Fund (“AIC Trust”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor AIC Trust portfolios into various Funds of the Trust. The effective date of the reorganization was July 26, 2004.

The Funds described in this SAI, except for the Equity Value, Large Cap Appreciation and Small Company Value Funds, were created as either a part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. (“Wells Fargo Bank” or the “Custodian”) and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. (“NIM”), into a single mutual fund complex; or the reorganization of certain of the portfolios of AIC Trust into certain of the Funds of the Trust. The reorganization between Stagecoach and Norwest followed the merger of the advisers’ parent companies. The reorganization between AIC Trust and the Trust followed the Funds’ adviser entering into an agreement with the adviser to the predecessor portfolio of the C&B Large Cap Value Fund to “adopt”/support a reorganization of the predecessor portfolio with and into the C&B Large Cap Value Fund.

The chart below indicates the predecessor Norwest and AIC Trust funds, as applicable, that are the accounting survivors of the Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds	Predecessor Funds
C&B Large Cap Value Fund	C&B Large Cap Value Portfolio
Diversified Equity Fund	Norwest Diversified Equity Fund
Diversified Small Cap Fund	Norwest Diversified Small Cap Fund
Equity Income Fund	Norwest Income Equity Fund
Equity Value Fund	N/A
Growth Equity Fund	Norwest Growth Equity Fund
Index Fund	Norwest Index Fund
Large Cap Appreciation Fund	N/A
Large Company Growth Fund	Norwest Large Company Growth Fund
Small Company Growth Fund	Norwest Small Company Growth Fund
Small Company Value Fund	N/A

The C&B Large Cap Value Fund commenced operations on July 26, 2004, as successor to the C&B Large Cap Value Portfolio. The predecessor fund was organized on November 19, 2001, as the successor-in-interest to the UAM Cooke & Bieler, Inc.’s C&B Equity Portfolio, which commenced operations on May 15, 1990.

The Diversified Equity Fund commenced operations on November 8, 1999, as successor to the Diversified Equity Fund of Norwest. The predecessor Norwest Diversified Equity Fund commenced operations on December 31, 1988.

The Diversified Small Cap Fund commenced operations on November 8, 1999, as successor to the Diversified Small Cap Fund of Norwest. The predecessor Norwest Diversified Small Cap Fund commenced operations on December 31, 1997. As of November 16, 2001, the Class A and Class B shares were exchanged for Institutional Class shares and the Class A and Class B shares were no longer offered by the Fund.

The Equity Income Fund commenced operations on November 8, 1999, as successor to the Diversified Equity Income Fund of Stagecoach and the Income Equity Fund of Norwest. The predecessor Norwest Income Equity Fund, which is considered the surviving entity for accounting purposes, commenced operations on November 11, 1994 and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest Income Equity Fund.

The Equity Value Fund (formerly named the Large Cap Value Fund) commenced operations on August 29, 2003. The Fund changed its name from the Large Cap Value Fund to the Equity Value Fund effective April 11, 2005.

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The Growth Equity Fund commenced operations on November 8, 1999, as successor to the Growth Equity Fund of Norwest. The predecessor Norwest Growth Equity Fund commenced operations on April 30, 1989.

The Index Fund commenced operations on November 8, 1999, as successor to the Index Fund of Norwest. The predecessor Norwest Index Fund commenced operations on January 31, 1987.

The Large Cap Appreciation Fund commenced operations on August 31, 2001.

The Large Company Growth Fund commenced operations on November 8, 1999, as successor to the Large Company Growth Fund of Norwest. The predecessor Norwest Large Company Growth Fund commenced operations on December 31, 1982.

The Small Company Growth Fund commenced operations on November 8, 1999, as successor to the Small Company Growth Fund of Norwest. The predecessor Norwest Small Company Growth Fund commenced operations on December 31, 1982.

The Small Company Value Fund commenced operations on January 31, 2002. The Small Company Value Fund’s Master Portfolio incepted on June 1, 1997.

INVESTMENT POLICIES

Fundamental Investment Policies

Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

(1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit a Fund’s investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, (iv) repurchase agreements, and provided further that (viii) the Index Fund reserves the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period;

(2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the

Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting;

(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

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(8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies

Each Fund has adopted the following non-fundamental policies, which may be changed by the Trustees of the Trust at any time without approval of such Fund’s shareholders.

(1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

(2) Each Fund may not invest or hold more than 15% of the Fund’s net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3) Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission (“CFTC”) for (i) bona fide hedging purposes within the meaning of the rules of the

CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.

(4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund’s total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund’s investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

(6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(8) Each Fund that is subject to Rule 35d-1 (the “Names Rule”) under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

Shareholders will receive at least 60 days notice of any change to a Fund’s non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General

Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

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ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

AND ASSOCIATED RISKS

Set forth below are descriptions of certain investments and additional investment policies for the Funds. The Funds described in this SAI are either gateway feeder funds that invest in a single corresponding master portfolio of Wells Fargo Master Trust (“Master Trust”) or gateway blended funds that invest in two or more master portfolios. References to the activities of a gateway fund are understood to refer to the investments of the master portfolio(s) in which the gateway fund invests. Not all of the Funds participate in all of the investment practices described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

Bank Obligations

The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”). Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Borrowing

The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Closed-End Investment Companies

Certain Funds may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. The Funds will invest in such companies when, in the adviser’s judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

Commercial Paper

The Funds may invest in commercial paper (including variable amount master demand notes) which refer to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold

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on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization (“NRSRO”).

Convertible Securities

The Funds may invest in convertible securities that provide current income and that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer’s capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer’s common stock through the conversion feature. Fluctuations in the convertible security’s price can reflect changes in the market value of the common stock or changes in market interest rates.

Custodial Receipts for Treasury Securities

The Funds may purchase participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Derivative Securities

The Funds may invest in various instruments that may be considered “derivative securities,” securities that derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate, including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators (“References”) or the relative change in two or more References. Futures contracts and options transactions are also considered types of derivative securities, and are described more fully under the heading “Futures Contracts and Options Transactions” below.

A Fund often invests in derivative securities as a “hedge” against fluctuations in the value of the other securities in that Fund’s portfolio, although a Fund may also invest in certain derivative securities for investment purposes only. While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund’s portfolio does not follow the adviser’s expectations. If the adviser’s expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund’s investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the Fund to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer’s credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with the Funds’ investment objectives, policies and quality standards, consider making investments in such new types of derivative securities.

Additional risks of derivative securities include: the risk of the disruption of the Fund’s ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (i.e., exposure to adverse price changes).

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The adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund’s investment objective, does not expose a Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board concerning the use of derivatives.

A Fund’s use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in “illiquid securities,” including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate “cover” in compliance with the U.S. Securities and Exchange Commission (“SEC”) rules limiting the use of leverage.

Dollar Roll Transactions

The Funds may enter into “dollar roll” transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but a Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Emerging Market Securities

Certain Funds invest in equity securities of companies in “emerging markets.” The Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world’s major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust securities. The Funds may invest in American Depositary Receipts (“ADRs”), Canadian Depositary Receipts (“CDRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”) of such issuers.

Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

Floating- and Variable-Rate Obligations

The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change

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daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund’s portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risk.

The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Foreign Obligations and Securities

Certain Funds may invest in foreign company stocks which may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer’s home country. Concentrated investment in any single country, especially a less developed country, would make the Fund’s value more sensitive to economic, currency and regulatory changes within that country.

The Funds may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which the Funds may invest may be subject to foreign withholding and other taxes that could reduce the return on these obligations. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject.

The Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

The Funds may enter into currency forward contracts (“forward contracts”) to attempt to minimize the risk to a Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

The Funds may also invest in foreign securities through ADRs, CDRs, EDRs, IDRs and GDRs or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian

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bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

For temporary defensive purposes, Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

Forward Commitments, When-Issued and Delayed-Delivery Transactions

The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

The Funds will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund’s commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Futures Contracts and Options Transactions

In General. The Funds may enter into and engage in futures contracts and options transactions as discussed below. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer’s futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value (“NAV”) of the relevant Fund.

The Funds may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Funds’ futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

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The Trust has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) in accordance with Rule 4.5 of the CEA, and therefore, the Trust is not subject to registration or regulation as a commodity pool operator under the CEA.

Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Custodian in the broker’s name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

The Funds may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

Options Trading. The Funds may purchase or sell options on individual securities or options on indices of securities. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

The Funds will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund’s custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. The Funds will write put options only if they are “secured” by liquid assets maintained in a segregated account by the Funds’ custodian in an amount not less than the exercise price of the option at all times during the option period.

Each Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

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Below is a description of some of the types of options in which certain Funds may invest.

Stock Index Options. The Funds may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund’s portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund’s Custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

Stock Index Futures and Options on Stock Index Futures. The Funds may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Foreign Currency Futures Contracts and Foreign Currency Transactions. The Funds may invest in foreign currency futures contracts and foreign currency transactions which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see “Foreign Obligations and Securities” above). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price, will be secured by margin deposits, are regulated by the CFTC and are traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

The Funds may invest in foreign currency transactions. Foreign currency transactions, such as forward foreign currency exchange contracts, are also contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. Despite these differences, foreign currency futures contracts and foreign currency transactions (together, “Currency Futures”) entail largely the same risks, and therefore the remainder of this section will describe the two types of securities together.

Because the Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

A Fund will purchase and sell Currency Futures in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a Currency Future as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a Currency Future to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These Currency Futures will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

The use of Currency Futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of Currency Futures strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser’s judgment will be accurate. The use of Currency Futures also exposes a Fund to the general risks of investing in futures contracts: the risk of an illiquid market for the Currency Futures, the risk of exchange-imposed trading limits, and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its Currency Futures investments.

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Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts. The Funds may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Funds’ portfolio securities which are the subject of the transaction.

Interest Rate and Index Swaps. The Funds may enter into interest rate and index swaps in pursuit of their investment objectives. Interest rate swaps involve the exchange by a Fund with another party of their commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of interest rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Funds. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive.

Future Developments. The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Fund’s investment objective and legally permissible for the Fund.

Illiquid Securities

The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the “1933 Act”) and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. The Funds may not invest or hold more than 15% of their net assets in illiquid securities.

Initial Public Offerings

Certain Funds may also invest in smaller companies and initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Loans of Portfolio Securities

Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending

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securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds’ investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Money Market Instruments and Temporary Investments

The Funds may invest in the following types of high-quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers’ acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Services, Inc. (“Moody’s”) or “A-1” or “A-1—” by Standard & Poor’s Rating Group (“S&P”), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Funds, may be used for letter of credit-backed investments.

Other Investment Companies

The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Funds’ non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company (“3% Limit”); (ii) 5% of such Fund’s total assets with respect to any one investment company; and (iii) 10% of such Fund’s total assets. Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

iShares. The Funds may invest in iShares Trust and iShares, Inc. (“iShares”) which are registered investment companies that consist of numerous separate series (each, an “iShares Fund”), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Participation Interests

The Funds may purchase participation interests in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

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Privately Issued Securities

The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are “illiquid” are subject to the Funds’ policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements

The Funds may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully “collateralized,” as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund’s disposition of the security may be delayed or limited.

A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund’s net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales “against the box” means that the Fund owns the securities, which are placed in a segregated account until the transaction is closed out.

The value of securities of any issuer in which a Fund maintains a short position that is not “against the box” may not exceed the lesser of 5% of the value of the Fund’s net assets or 5% of the securities of such class of the issuer. A Fund’s ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

Short sales by a Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before

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the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If a Fund makes a short sale “against the box,” the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Funds and their shareholders.

In view of the SEC, a short sale involves the creation of a “senior security” as such term is defined under the 1940 Act, unless the sale is “against the box” and the securities sold are placed in a segregated account (not with the broker), or unless the Fund’s obligation to deliver the securities sold short is “covered” by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by each Fund will be “against the box,” or the Fund’s obligation to deliver the securities sold short will be “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

Small Company Securities

Investments in small capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies’ securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

Investment in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

Synthetic Convertible Securities

The Funds may invest in “synthetic” convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may

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respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Unrated Investments

The Funds may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.

U.S. Government Obligations

The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government obligations”). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and Government National Mortgage Association ((“GNMA”) certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association ((“FNMA”) notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Warrants

The Funds may invest in warrants. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. A Fund may only purchase warrants on securities in which the Fund may invest directly. Warrants have no voting rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within a specified time period.

Additional Information about the S&P 500 Index

The Trust (the “Licensee”) has entered into a license agreement with S&P authorizing the use of various S&P trademarks and trade names in connection with the marketing and/or promotion of certain of the Funds (collectively referred to, herein, as the “Products”).

The Products are not sponsored, endorsed, sold, or promoted by S&P, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed, and calculated by S&P without regard to the Licensee or the Products. S&P has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing, or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of this issuance or sale of the Products or in the determination or calculation of the equation by which the Products are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Products.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits).

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MANAGEMENT

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled “Organization and Management of the Funds.”

Trustees and Officers

The Board supervises each Fund’s activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

General. The following table provides basic information about the Trustees and officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for each of the Wells Fargo Advantage family of funds which consists of 142 funds comprising the Trust, Wells Fargo Variable Trust and Master Trust (collectively the “Fund Complex” or the “Trusts”). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74.

In the table below and throughout this section, information for Trustees who are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“Independent Trustees”), appears separately from the information for the “interested” Trustee. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.

Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships

INDEPENDENT TRUSTEES

Thomas S. Goho, 63	Trustee, since 1987	Chair of Finance, Wake Forest University, since 2006. Wake Forest University, Calloway School of Business and Accountancy, Benson-Pruitt Professorship since 1999. Associate Professor of Finance 1994 to 1999.	N/A

Peter G. Gordon, 63	Trustee, since 1998; (Chairman, since 2001).	Chairman, CEO and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	N/A

Richard M. Leach, 73	Trustee, since 1987	Retired. President of Richard M. Leach Associates (a financial consulting firm).	N/A

Olivia Mitchell, 53	Trustee, since 2006	Professor of Insurance and Risk Management, Wharton School, University of Pennsylvania. Director of the Boettner Center on Pensions and Retirement Research. Research Associate and Board member, Penn Aging Research Center. Research Associate, National Bureau of Economic Research.	N/A

Timothy J. Penny, 54	Trustee, since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	N/A

Donald C. Willeke, 66	Trustee, since 1996	Principal of the law firm of Willeke & Daniels.	N/A

INTERESTED[2] TRUSTEE

J. Tucker Morse, 61	Trustee, since 1987	Private Investor/Real Estate Developer.	N/A

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OFFICERS

Karla M. Rabusch, 47	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. President of Wells Fargo Funds Management, LLC. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from March 2001 to March 2003. Vice President of Wells Fargo Bank, N.A. from December 1997 to May 2000.	N/A

A. Erdem Cimen, 32	Treasurer, since 2006	Vice President of Wells Fargo Bank, N.A. and Vice President of Financial Operations for Wells Fargo Funds Management, LLC. Vice President and Group Finance Officer of Wells Fargo Bank, N.A. Auto Finance Group from 2004 to 2006. Vice President of Portfolio Management for Wells Fargo Bank, N.A. Auto Finance Group in 2004. Director of Small Business Services Risk Management for American Express Travel Related Services from 2000 to 2001.	N/A

C. David Messman, 46	Secretary, since 2000	Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. and Senior Vice President and Secretary of Wells Fargo Funds Management, LLC. Vice President and Senior Counsel of Wells Fargo Bank, N.A. from 1996 to 2003.	N/A

Dorothy Peters, 44	Chief Compliance Officer, since 2004	Head of Mutual Fund Compliance for Wells Fargo Bank and Wells Fargo Funds Management, LLC from 1995 to 2002; Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2004.. In 2002, Ms. Peters left Wells Fargo Funds Management, LLC to pursue personal goals.	N/A

[1]	Length of service dates reflects the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
[2]	Basis of Interestedness. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

Committees. All of the Independent Trustees are also members of the Trust’s Governance Committee and Audit Committee.

(1) Governance Committee. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management. Pursuant to the Trust’s charter document, only independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary, and met twice during the Funds’ most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

(2) Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds’ most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

17

Compensation. Prior to January 1, 2006, each Trustee received an annual retainer (payable quarterly) of $80,000 from the Fund Complex. Each Trustee also received a combined fee of $9,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairman (formerly referred to as the Lead Trustee) of the Fund Complex received an additional $25,000 annual retainer for the additional work and time devoted by the Chairman.

Effective January 1, 2006, each Trustee receives an annual retainer (payable quarterly) of $102,000 from the Fund Complex. Each Trustee also receives a combined fee of $12,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson of the Fund Complex receives an additional $34,000 annual retainer and the Chairperson of the Audit Committee receives an additional $12,000 annual retainer for the additional work and time devoted by the Chairpersons.

The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust’s officers are not compensated by the Trust for their services. For the fiscal year ended September 30, 2005, the Trustees received the following compensation:

Compensation Table

Year Ended September 30, 2005

	Interested Trustees		Independent Trustees*
Fund Name	Robert C. Brown**	J. Tucker Morse	Thomas S. Goho	Peter G. Gordon	Richard M. Leach	Timothy J. Penny	Donald C. Willeke
C&B Large Cap Value	$583	$856	$856	$1,008	$856	$856	$856
Diversified Equity	$583	$856	$856	$1,008	$856	$856	$856
Diversified Small Cap	$583	$856	$856	$1,008	$856	$856	$856
Equity Income	$583	$856	$856	$1,008	$856	$856	$856
Equity Value	$583	$856	$856	$1,008	$856	$856	$856
Growth Equity	$583	$856	$856	$1,008	$856	$856	$856
Index	$583	$856	$856	$1,008	$856	$856	$856
Large Cap Appreciation	$583	$856	$856	$1,008	$856	$856	$856
Large Company Growth	$583	$856	$856	$1,008	$856	$856	$856
Small Company Growth	$583	$856	$856	$1,008	$856	$856	$856
Small Company Value	$583	$856	$856	$1,008	$856	$856	$856
Total Compensation from the Fund Complex***	$81,000	$119,000	$119,000	$140,250	$119,000	$119,000	$119,000

*	Effective January 1, 2006, Olivia Mitchell is an Independent member of the Board of Trustees.
**	Retired as of April 5, 2005.
***	Includes Trustee compensation received by other funds within the entire Fund Complex (consisting of 142 funds).

Beneficial Equity Ownership Information. As of the calendar year ended December 31, 2005, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

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Beneficial Equity Ownership in the Funds and Fund Complex

Calendar Year Ended December 31, 2005

	Dollar Range of Equity Securities in the Funds											Aggregate Dollar Range of Equity Securities of Fund Complex**
Trustee*	C&B Large Cap Value	Diversified Equity	Diversified Small Cap	Equity Income	Growth Equity	Index	Large Cap Appreciation	Equity Value	Large Company Growth	Small Company Growth	Small Company Value
Independent Trustees
Thomas S. Goho	0	0	0	0	0	0	0	0	0	0	0	D
Peter G. Gordon	B	0	0	0	0	B	A	0	0	0	B	D
Richard M. Leach	0	0	0	C	0	0	0	0	0	0	0	D
Timothy J. Penny	0	0	0	A	0	C	0	0	0	0	0	D
Donald C. Willeke	0	0	0	0	0	B	0	0	0	0	0	D

Interested Trustee

J. Tucker Morse	0	0	0	0	0	0	0	0	0	0	0	D

*	Effective January 1, 2006, Olivia Mitchell is an Independent member of the Board of Trustees.
**	Includes Trustee ownership in shares of other funds within the entire Fund Complex (consisting of 142 funds).

Ownership of Securities of Certain Entities. None of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

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Investment Adviser

Wells Fargo Funds Management, LLC (“Funds Management” or the “Adviser”), an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

Affiliated Advisory Programs. Funds Management, on behalf of participants in programs managed by Funds Management, may invest a portion of the program’s assets in any one Wells Fargo Advantage Fund that could represent a significant portion of the Fund’s assets. In such an instance, Funds Management’s decision to make changes to or rebalance the program’s allocations may substantially impact the Fund’s performance.

The Funds operate under two types of advisory arrangements: (i) gateway feeder Funds that invest in a single corresponding master portfolio of Master Trust and have “dormant” advisory arrangements at the gateway level (except for the C&B Large Cap Value Fund and the Large Cap Appreciation Fund); and (ii) gateway blended Funds that invest in two or more master portfolios of Master Trust and have both active and dormant advisory arrangements at the gateway level.

As described in the first category above, the gateway feeder Funds each invest 100% of their assets in a single respective master portfolio of Master Trust. Because the gateway feeder Funds invest all of their assets in a single portfolio, no investment advisory services are currently provided at the gateway feeder Fund level. However, in order to preserve flexibility to allow the gateway feeder Funds to either invest in more than one master portfolio of Master Trust or to convert to a stand-alone Fund with a direct advisory relationship, each gateway feeder Fund, except for the C&B Large Cap Value Fund and the Large Cap Appreciation Fund, has a “dormant” advisory arrangement with Funds Management. Under the dormant advisory arrangement, Funds Management will receive no advisory fees from a gateway feeder Fund as long as the gateway feeder Fund continues to invest all (or substantially all) of its assets in a single master portfolio of Master Trust. If a gateway feeder Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios (a gateway blended Fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund, including a determination of the asset allocation of the Fund’s investment in various master portfolios. If a gateway feeder Fund redeems all or a portion of its assets from any master portfolio and invests those assets directly in a portfolio of securities, Funds Management would be entitled to receive the dormant advisory rate (pass-through advisory fee) listed below which mirrors the current advisory fee charged by Funds Management to the Master Trust portfolio in which the gateway feeder Fund invests for the management of those assets.

Gateway Feeder Fund	Active Advisory Fees	Dormant Asset Allocation Fees*	Annual Rate** (as a percentage of net assets)
			Prior to 8/1/04	Effective 8/1/04
C&B Large Cap Value Fund	0.00%	N/A	N/A	First $500M Next $500M Next $2B Next $2B Over $5B	0.75 0.70 0.65 0.625 0.60	% % % % %

Equity Income	0.00%	0.25%	0.75%	First $500M Next $500M Next $2B Next $2B Over $5B	0.75 0.70 0.65 0.625 0.60	% % % % %

Equity Value	0.00%	0.25%	0.75%	First $500M Next $500M Next $2B Next $2B Over $5B	0.75 0.70 0.65 0.625 0.60	% % % % %

Index	0.00%	0.25%	0.15%	First $1B Next $4B Over $5B	0.10 0.075 0.05	% % %

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Gateway Feeder Fund	Active Advisory Fees	Dormant Asset Allocation Fees*	Annual Rate** (as a percentage of net assets)
			Prior to 8/1/04	Effective 8/1/04
Large Cap Appreciation	0.00%	N/A	0.70%	First $1B Next $2B Next $2B Over $5B	0.70 0.65 0.625 0.60	% % % %

Large Company Growth	0.00%	0.25%	0.75%	First $500M Next $500M Next $2B Next $2B Over $5B	0.75 0.70 0.65 0.625 0.60	% % % % %

Small Company Growth	0.00%	0.25%	0.90%	First $500M Next $500M Next $2B Next $2B Over $5B	0.90 0.85 0.80 0.775 0.75	% % % % %

Small Company Value	0.00%	0.25%	0.90%	First $500M Next $500M Next $2B Next $2B Over $5B	0.90 0.85 0.80 0.775 0.75	% % % % %

*	Represents the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a gateway blended Fund.
**	Represents the advisory fee payable to Funds Management as Adviser to the portfolio(s) of Master Trust in which the Fund invests. This would be the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a stand-alone Fund.

As described in the second category above, the following gateway blended Funds invest their respective assets in two or more master portfolios of Master Trust. For each of these Funds, Funds Management determines the master portfolios of Master Trust in which each gateway blended Fund invests and the percentage allocation that such Fund would make to each master portfolio. For these asset allocation services, Funds Management is entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets as indicated in the chart below. In order to preserve flexibility to convert to a stand-alone fund with a direct advisory relationship, the gateway blended Fund has entered into a “dormant” advisory arrangement with Funds Management. If a gateway blended Fund redeems assets from a master portfolio and invests these assets directly in a portfolio of securities, Funds Management will be entitled to receive a fee for the management of those assets that mirrors the master level dormant advisory fee indicated below.

Gateway Blended Funds	Advisory Fees (Maximum Asset Allocation Fees)	Master Level Dormant Advisory Fees*
Diversified Equity	0.25%	0.72%
Diversified Small Cap	0.25%	0.87%
Growth Equity	0.25%	0.97%

*	Because the gateway blended Funds invest in two or more Master Trust portfolios with varying advisory fees, the dormant advisory fees reflect a blended fee rate.

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Advisory Fees Paid. For the fiscal year ends shown in the tables below, the Funds listed below paid the following advisory fees, and the investment adviser waived the indicated fees:

	Year Ended 9/30/05		Year Ended 9/30/04
Fund	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Diversified Equity	$1,412,957	$2,087,065	$2,826,634	$714,807
Diversified Small Cap	$908,161	$355,949	$933,072	$49,441
Equity Income	$0	$0	$0	$280,861
Equity Value	$0	$0	$0	$173,498
Growth Equity	$886,352	$489,126	$1,168,745	$177,376
Index	$0	$0	$0	$576,797
Large Cap Appreciation	$0	$0	$0	$25,119
Large Company Growth	$0	$0	$0	$674,325
Small Company Growth	$0	$0	$0	$249,124
Small Company Value	$0	$0	$0	$130,231

Fund	Year Ended 9/30/03
	Fees Paid		Fees Waived
Diversified Equity	$766,031		$2,332,062
Diversified Small Cap	$336,303		$225,292
Equity Income	$0		$0
Equity Value	$0	*	$0	*
Growth Equity	$138,941		$927,888
Index	$0		$0
Large Cap Appreciation	$0		$0
Large Company Growth	$0		$0
Small Company Growth	$0		$0
Small Company Value	$0		$0

*	The amounts indicate fees paid from August 29, 2003, the Fund’s commencement date, through September 30, 2003.

Former AIC Trust Fund. As discussed in the “Historical Fund Information” section, the C&B Large Cap Value Fund was created as part of the reorganization of the C&B Large Cap Value Portfolio of AIC Trust into the C&B Large Cap Value Fund of Funds Trust. Prior to the reorganization, Cooke & Bieler, L.P. (“C&B”) served as the investment adviser to the predecessor portfolio of the Fund, and was entitled to receive an annual fee equal to 0.63% of the average daily net assets of the predecessor portfolio. Until December 6, 2004, the Fund, like its predecessor portfolio, was a stand-alone fund. The Fund was converted into a gateway feeder fund on December 6, 2004. The table below shows the advisory fees paid by the Fund and the predecessor portfolio of the Fund. For the periods indicated below, the Fund or the predecessor portfolio of the Fund paid the following advisory fees to the respective adviser and the respective adviser waived the indicated amounts.

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Fund	11/1/04 – 9/30/05 Funds Mgmt		7/26/04 - 10/31/04 Funds Mgmt		11/1/03 - 7/25/04 C&B
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
C&B Large Cap Value Fund	$0	$94,886	$48,579	$67,908	$109,202	$0

Fund	Year Ended 10/31/03 C&B		Year Ended 10/31/02 C&B
	Fees Paid	Fees Waived	Fees Paid	Fees Waived
C&B Large Cap Value Fund	$101,093	$7,102	$48,815	$137,795

General. Each Fund’s Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any such party. A Fund’s Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Advisers

Funds Management has engaged Artisan Partners Limited Partnership (“Artisan”), Cadence Capital Management, LLC (“Cadence”), Cooke & Bieler, L.P. (“Cooke & Bieler”), LSV Asset Management (“LSV”), New Star Institutional Managers Limited (“New Star”), Peregrine Capital Management, Inc. (“Peregrine”), Smith Asset Management Group (“Smith”), SSgA Funds Management, (“SSgA”) Systematic Financial Management, L.P. (“Systematic”) and Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, to serve as investment sub-advisers to the master portfolios of Master Trust in which the gateway blended and gateway feeder Funds invest, as listed in the charts below (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Subject to the direction of the Trust’s and Master Trust’s Boards and the overall supervision and control of Funds Management, the Trust and Master Trust, the Sub-Advisers make recommendations regarding the investment and reinvestment of the Funds’ assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Advisers also furnish such additional reports and information as Funds Management and the Trust’s and Master Trust’s Boards and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to an affiliated Sub-Adviser.

Similar to the “dormant” investment advisory arrangement with Funds Management, each gateway Fund, except the C&B Large Cap Value Fund and Large Cap Appreciation Fund, has a dormant sub-advisory arrangement with some or all of the sub-advisers that sub-advise the master portfolio(s) in which the gateway Funds invest. Under such an arrangement, a sub-adviser receives no sub-advisory fee as long as a gateway Fund invests all (or substantially all) of its assets in one or more master portfolios. In the event that a gateway Fund redeems its assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would be entitled to receive a sub-advisory fee at the same rate the sub-adviser received from the master portfolio for investing the portion of the gateway Fund’s assets formerly invested in the master portfolio. The sub-adviser would be compensated for its services by Funds Management from the advisory fees Funds Management receives for its services. The dormant sub-advisory fees that would be charged to the gateway Funds are identical to the sub-advisory fees currently charged to the master portfolios in which each gateway Fund invests, which are listed in the chart below.

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Master Portfolio	Sub-Adviser	Fees prior to 1/1/06			Current Fees
C&B Large Cap Value	Cooke & Bieler	First $250M Next $250M Next $250M Over $750M	0.45 0.40 0.35 0.30	% % % %	First $250M Next $250M Next $250M Over $750M	0.45 0.40 0.35 0.30	% % % %

Disciplined Growth	Smith	First $200M Next $300M Over $500M	0.30 0.20 0.15	% % %	First $200M Next $300M Over $500M	0.30 0.20 0.15	% % %

Equity Income	Wells Capital Management	First $200M Next $200M Over $400M	0.25 0.20 0.15	% % %	First $100M Next $100M Next $300M Over $500 M	0.35 0.30 0.20 0.15	% % % %

Equity Value	Systematic	First $150M Next $200M Next $400M Next $250M Over $1B	0.30 0.20 0.15 0.13 0.10	% % % % %	First $150M Next $200M Next $400M Next $250M Over $1B	0.30 0.20 0.15 0.13 0.10	% % % % %

Index	Wells Capital Management	First $200M Over $200M	0.02 0.01	% %	First $100M Next $100M Over $200M	0.05 0.03 0.02	% % %

International Core*	New Star	First $50M Next $500M Over $550M	0.35 0.29 0.20	% % %	First $50M Next $500M Over $550M	0.35 0.29 0.20	% % %

International Growth	Artisan Partners	All asset levels	0.70%		First $250M Over $250M	0.70 0.50	% %

International Index**	SSgA	First $100M Over $100M	0.08 0.06	% %	First $100M Over $100M	0.08 0.06	% %

International Value	LSV	First $150M Next $350M Next $250M Next $250M Over $1B	0.35 0.40 0.35 0.325 0.30	% % % % %	First $150M Next $350M Next $250M Next $250M Over $1B	0.35 0.40 0.35 0.325 0.30	% % % % %

Large Cap Appreciation	Cadence	First $250M Next $250M Next $500M Over $1B	0.30 0.20 0.15 0.10	% % % %	First $250M Next $250M Next $500M Over $1B	0.30 0.20 0.15 0.10	% % % %

Small Cap Index	Wells Capital Management	First $200M Over $200M	0.02 0.01	% %	First $100M Next $100M Over $200M	0.05 0.03 0.02	% % %

Strategic Small Cap Value***	Wells Capital Management	N/A	N/A		First $200M Over$200M	0.45 0.40	% %

Master Portfolio	Sub-Adviser	Fees prior to 9/1/06			Fees effective 9/1/06
Large Company Growth	Peregrine	First $25M Next $25M Next $225M Over $275M	0.75 0.60 0.50 0.30	% % % %	First $25M Next $25M Next $225M Over $275M	0.56 0.45 0.375 0.225	% % % %

Small Company Growth	Peregrine	First $50M Next $130M	0.90 0.75	% %	First $25M Next $25M	0.56 0.45	% %

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Master Portfolio	Sub-Adviser	Fees prior to 9/1/06			Fees effective 9/1/06
		Next $160M Next $345M Next $50M Over $735M	0.65 0.50 0.52 0.55	% % % %	Next $225M Over $275M	0.375 0.225	% %

Small Company Value	Peregrine	First $175M Over $175M	0.50 0.75	% %	First $25M Next $25M Next $225M Over $275M	0.56 0.45 0.375 0.225	% % % %

*	Effective October 6, 2004, New Star Institutional Managers Limited began providing sub-advisory services to the International Core Portfolio subject to the sub-advisory rate referenced above. Prior to October 6, 2004, Wells Capital Management Incorporated served as the Portfolio’s sub-advisor and received a sub-advisory fee at a rate as a percentage of net assets of 0.35% for assets from $0 to $200 million and 0.25% for assets greater than $200 million.
**	Effective May 27, 2005, SSgA Funds Management began providing sub-advisory services to the International Index Portfolio subject to the sub-advisory rate referenced above. Prior to May 27, 2005, Barclays Global Fund Advisors served as the Portfolio’s sub-advisor and received a sub-advisory fee at a rate as a percentage of net assets of 0.30% for all asset levels.
***	This Portfolio commenced operations on January 31, 2006.

Unaffiliated Sub-Advisers. Listed below is the aggregate dollar amount of sub-advisory fees paid by each Fund to the following unaffiliated sub-advisers for the Funds’ past three fiscal years ended September 30.

	Fund/Master Portfolio	Sub-Adviser	Fees Paid	Fees Waived/ Reimbursed
2005	Equity Value Portfolio	Systematic	$0	$0
	International Growth Portfolio[1]	Artisan	$1,003,874	$0
	International Index Portfolio[2]	Barclays	$238,800	$0
	International Index Portfolio[3]	SSgA	$39,911	$0
	International Value Portfolio	LSV	$483,065	$0
	Large Cap Appreciation	Cadence	$311,196	$0

1	For the period October 6, 2004, to September 30, 2005.
2	For the period October 6, 2004, to May 26, 2005.
3	For the period May 27, 2005, to September 30, 2005.

	Fund/Master Portfolio	Sub-Adviser	Fees Paid	Fees Waived/ Reimbursed
2004	C&B Large Cap Value Fund*	C&B	$181,566	$0
	Equity Value Portfolio	Systematic	$571,190	$0
	International Value Portfolio**	LSV	$581,958	$0
	Large Cap Appreciation Portfolio	Cadence	$296,774	$0

	Fund/Master Portfolio	Sub-Adviser	Fees Paid	Fees Waived/ Reimbursed
2003	Equity Value Portfolio	Systematic	$29,442	$0
	Large Cap Appreciation Portfolio	Cadence	$230,361	$0

*	For the period July 26, 2004, through the Fund’s fiscal year ended October 31, 2004.
**	For the period October 31, 2003, (the commencement of the Portfolio) through September 30, 2004.

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Portfolio Managers.

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled “Portfolio Managers.” The information in this section is provided as of as of September 30, 2005, the most recent fiscal year end for the Funds. These portfolio managers (each a “Portfolio Manager” and together, the “Portfolio Managers”) manage the investment activities of the Funds on a day-to-day basis. Reference to management of a Fund, except the Diversified Equity, Diversified Small Cap and Growth Equity Funds, is meant to refer to management of the corresponding master portfolio in which the Fund invests, and not to management of the Fund itself. The Diversified Equity, Diversified Small Cap and Growth Equity Funds invest in more than one master portfolio and the Portfolio Managers listed for those Funds are responsible for allocating the assets among the master portfolios.

Fund	Master Portfolio	Sub-Adviser	Portfolio Managers

C&B Large Cap Value Fund	C&B Large Cap Value Portfolio	C&B	Kermit S. Eck, CFA Daren C. Heitman, CFA Michael M. Meyer, CFA James R. Norris Edward W. O’Connor, CFA R. James O’Neil, CFA Mehul Trivedi, CFA

Diversified Equity Fund	Invests in multiple master portfolios	Funds Management	Thomas C. Biwer, CFA Christian L. Chan, CFA Andrew Owen, CFA

Diversified Small Cap Fund	Invests in multiple master portfolios	Funds Management	Thomas C. Biwer, CFA Christian L. Chan, CFA Andrew Owen, CFA

Equity Income Fund	Equity Income Portfolio	Wells Capital Management	Gary J. Dunn, CFA Robert M. Thornburg

Equity Value Fund	Equity Value Portfolio	Systematic	D. Kevin McCreesh, CFA Ronald M. Mushock, CFA

Growth Equity Fund	Invests in multiple master portfolios	Funds Management	Thomas C. Biwer, CFA Christian L. Chan, CFA Andrew Owen, CFA

Index Fund	Index Portfolio	Wells Capital Management	Gregory T. Genung, CFA

Large Cap Appreciation Fund	Large Cap Appreciation Portfolio	Cadence	William B. Bannick, CFA Robert L. Fitzpatrick, CFA

Large Company Growth Fund	Large Company Growth Portfolio	Peregrine	John S. Dale, CFA Gary E. Nussbaum, CFA

Small Company Growth Fund	Small Company Growth Portfolio	Peregrine	William A. Grierson Daniel J. Hagen, CFA Robert B. Mersky, CFA James P. Ross, CFA Paul E. von Kuster, CFA

Small Company Value Fund	Small Company Value Portfolio	Peregrine	Jason R. Ballsrud, CFA Tasso H. Coin, Jr., CFA Douglas G. Pugh, CFA

Management of Other Accounts. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under “Other Accounts.”

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	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager*	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed
C&B
Kermit S. Eck, CFA	2	$229.7M	1	$50.8	409	$5.6B
Daren C. Heitman, CFA	2	$229.7M	1	$50.8	409	$5.6B
Michael M. Meyer, CFA	2	$229.7M	1	$50.8	409	$5.6B
James R. Norris	2	$229.7M	1	$50.8	409	$5.6B
Edward W. O’Connor, CFA	2	$229.7M	1	$50.8	409	$5.6B
R. James O’Neil, CFA	2	$229.7M	1	$50.8	409	$5.6B
Mehul Trivedi, CFA	2	$229.7M	1	$50.8	409	$5.6B

Cadence
William B. Bannick, CFA	5	$3.1B	0	$0	87	$3.4B
Robert L. Fitzpatrick, CFA	5	$3.1B	0	$0	87	$3.4B

Funds Management
Thomas C. Biwer, CFA	0	$0	0	$0	4	$2.2M
Christian L. Chan, CFA	0	$0	0	$0	0	$0
Andrew Owen, CFA	0	$0	0	$0	1	$60K

Peregrine
Jason R. Ballsrud, CFA	0	$0	0	$0	25	$1.4B
Tasso H. Coin, Jr., CFA	0	$0	0	$0	28	$1.4B
John S. Dale, CFA	7	$2.0B	1	$287M	35	$2.2B
William A. Grierson	0	$0	0	$0	20	$1.6B
Daniel J. Hagen, CFA	0	$0	0	$0	22	$1.6B
Robert B. Mersky, CFA	0	$0	0	$0	22	$1.7B
Gary E. Nussbaum, CFA	7	$2.0B	1	$287M	35	$2.2B
Douglas G. Pugh, CFA	0	$0	0	$0	26	$1.4B
James P. Ross, CFA	0	$0	0	$0	17	$1.6B
Paul E. von Kuster, CFA	0	$0	0	$0	22	$1.7B

Systematic
D. Kevin McCreesh, CFA	1	$16.5M	5	$477M	269	$3.1B
Ronald M. Mushock, CFA	1	$16.5M	5	$477M	266	$636.2M

27

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager*	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed
Wells Capital Management
Gary J. Dunn, CFA	0	$0	3	$346.4M	27	$627.6M
Gregory T. Genung, CFA	0	$0	2	$204.9M	1	$230.5M
Robert M. Thornburg	0	$0	3	$346.4M	27	$627.6M

•	If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager*	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed
C&B
Kermit S. Eck, CFA	0	$0	0	$0	2	$160.7M
Daren C. Heitman, CFA	0	$0	0	$0	2	$160.7M
Michael M. Meyer, CFA	0	$0	0	$0	2	$160.7M
James R. Norris	0	$0	0	$0	2	$160.7M
Edward W. O’Connor, CFA	0	$0	0	$0	2	$160.7M
R. James O’Neil, CFA	0	$0	0	$0	2	$160.7M
Mehul Trivedi, CFA	0	$0	0	$0	2	$160.7M

Cadence
William B. Bannick, CFA	0	$0	0	$0	1	$41.5M
Robert L. Fitzpatrick, CFA	0	$0	0	$0	1	$41.5M

Funds Management
Thomas C. Biwer, CFA	0	$0	0	$0	0	0
Christian L. Chan, CFA	0	$0	0	$0	0	0
Andrew Owen, CFA	0	$0	0	$0	0	0

Peregrine
Jason R. Ballsrud, CFA	0	$0	0	$0	1	$192M

28

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager*	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed
Tasso H. Coin, Jr., CFA	0	$0	0	$0	1	192M
John S. Dale, CFA	0	$0	0	$0	0	0
William A. Grierson	0	$0	0	$0	1	$45M
Daniel J. Hagen, CFA	0	$0	0	$0	1	$45M
Robert B. Mersky, CFA	0	$0	0	$0	1	$45M
Gary E. Nussbaum, CFA	0	$0	0	$0	0	$0
Douglas G. Pugh, CFA	0	$0	0	$0	1	192M
James P. Ross, CFA	0	$0	0	$0	1	$45M
Paul E. von Kuster, CFA	0	$0	0	$0	1	$45M

Systematic
D. Kevin McCreesh, CFA	0	$0	0	$0	0	0
Ronald M. Mushock, CFA	0	$0	0	$0	0	0

Wells Capital Management
Gary J. Dunn, CFA	0	$0	0	$0	0	0
Gregory T. Genung, CFA	0	$0	0	$0	0	0
Robert M. Thornburg	0	$0	0	$0	0	0

•	If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

Material Conflicts of Interest. The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, each Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, some Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, each Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.

29

C&B. In the case of C&B, the Portfolio Managers manage accounts on a team basis. Performance and allocation of securities are closely monitored to ensure equal treatment. Accordingly, the Portfolio Managers have not experienced material conflicts of interests in managing multiple accounts.

Cadence. None of the Portfolio Managers of Cadence have experienced any material conflicts with their management of the Funds in relationship with their management of the other accounts or registered investment companies due to procedures and systems they have in place to pro rate the shares across all accounts.

Funds Management. In the case of Funds Management, the Portfolio Managers allocate interests in mutual funds between different funds. Because of the nature of their management, they have not experienced material conflicts of interests in managing multiple accounts.

Peregrine. In the case of Peregrine, the Portfolio Managers hold the same securities in the same proportionate weightings, subject to client and float/liquidity constraints and cash flows. Performance and allocation of securities are closely monitored to ensure equal treatment. Accordingly, the Portfolio Managers have not experienced material conflicts of interests in managing multiple accounts.

Systematic. None of the Portfolio Managers of Systematic have experienced any material conflicts with their management of the Funds in relationship with their management of the other accounts or registered investment companies due to procedures and systems they have in place to pro rate the shares across all accounts.

Wells Capital Management. Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation. The Portfolio Managers were compensated using the following compensation structures:

C&B Compensation. The C&B Portfolio Managers are compensated using substantially identical compensation structures for all accounts managed. They each receive a fixed cash salary and an annual bonus from a bonus pool based on the pre-tax performance of individual securities selected by the Portfolio Managers. C&B measures performance of securities against the S&P 500 Index and the Russell 1000 Value Index for the Large Cap Value strategy accounts. Bonus allocations are determined by an annual peer review process conducted by the investment team. Allocations vary depending primarily on the four-year rolling investment results attributed to each individual security. The Portfolio Managers also receive a fixed deferred compensation. Partners of C&B receive a return proportionate to their investment based upon the firm’s overall success.

Cadence Compensation: Cadence’s Portfolio Managers are compensated with fixed cash salaries, pension and retirement plans. The Portfolio Managers receive annual incentive bonuses based on individual performance and overall company revenues, rather than on account investment performance. Portfolio Managers also have equity ownership in the firm that vests over time from which they receive quarterly dividend payments.

Funds Management Compensation. Funds Management Portfolio Managers are compensated using a fixed cash salary, an annual bonus based in part on pre-tax performance of the mutual funds managed, as well as a pension and retirement plan. Funds Management measures fund performance against a Lipper peer group average composite benchmark over a three-year rolling period. Bonus allocations vary depending to some extent on fund performance and on discretionary subjective criteria.

Peregrine Compensation: Peregrine’s Portfolio Managers are compensated with a fixed cash salary containing an incentive component. The incentive component is based on the company’s revenue generated by the firm’s investment style. Revenue reflects investment performance, client retention and asset growth, aligning interests of portfolio managers with their clients. The Portfolio Managers are limited to 25 relationships or a predetermined level of assets under management, whichever occurs first to enable the Portfolio Managers to be intimately involved in each relationship and ensure that size does not overwhelm investment opportunities. A portion of the Portfolio Managers’ incentives are tied to Peregrine’s overall profitability. Finally, a portion of the incentive compensation is tied to pre-tax investment performance relative to standard indices. Performance-based incentive compensation applies to all accounts. The strategy employed in the Small Company Growth Fund is compared to the Russell 2000 Index and the Lipper Small Cap Growth Average over one, three, and five years. The strategy employed in the Small Company Value Fund is compared to the Russell 2000 Value Index and the Lipper Small Cap Value Average over one, three, and five years. The strategy employed in the Large Company Growth Fund is compared to the Russell 1000 Growth Index and the Lipper Large Cap Growth Average over one, three, and five years.

30

Systematic Compensation. Systematic’s Portfolio Managers are compensated with a fixed cash salary, pension and retirement plan. Compensation is based in part on performance measured against the Russell 1000 Index and the Russell 1000 Value Index.

Wells Capital Management Compensation: Wells Capital Management’s Portfolio Managers are compensated with a fixed cash salary, pension and retirement plan. They receive incentive bonuses based in part on pre-tax annual and historical portfolio performance measured against the following benchmarks over a calendar year period:

Portfolio Manager	Benchmark
Gary J. Dunn, CFA	Russell 1000 Value Index Lipper Equity Income Funds Average

Gregory T. Genung, CFA	S&P 500 Index S&P BARRA Value S&P 600 Index

Robert M. Thornburg	S&P 500 Index Lehman Brothers Aggregate Bond Index Russell 1000 Index

Bonuses are also based on an evaluation of contribution to client retention, asset growth and business relationships. Incentive bonuses for research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Investment team compensation structure is directly linked to the value added to clients’ portfolios as measured by the above-mentioned performance metrics. Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios.

Beneficial Ownership in the Funds. The table below shows for each Portfolio Manager the amount of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

0	=	Not Applicable
0	=	$0
A	=	$1 - $10,000
B	=	$10,001 - $50,000
C	=	$50,001 - $100,000
D	=	$100,001 - $500,000
E	=	$500,001 - $1,000,000
F	=	over $1,000,000

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Beneficial Equity Ownership in the Funds

Portfolio Manager	C&B Large Cap Value Fund	Diversified Equity Fund	Diversified Small Cap Fund	Equity Income Fund	Equity Value Fund	Growth Equity Fund	Index Fund	Large Cap Appreciation Fund	Large Company Growth Fund	Small Company Growth Fund	Small Company Value Fund
C&B
Kermit S. Eck, CFA	0	—	—	—	—	—	—	—	—	—	—
Daren C. Heitman, CFA	A
Michael M. Meyer, CFA	C	—	—	—	—	—	—	—	—	—	—
James R. Norris	0	—	—	—	—	—	—	—	—	—	—
Edward W. O’Connor, CFA	B	—	—	—	—	—	—	—	—	—	—
R. James O’Neil, CFA	0	—	—	—	—	—	—	—	—	—	—
Mehul Trivedi, CFA	C	—	—	—	—	—	—	—	—	—	—

Cadence
William B. Bannick, CFA	—	—	—	—	—	—	—	0	—	—	—
Robert L. Fitzpatrick, CFA	—	—	—	—	—	—	—	0	—	—	—

Funds Management
Thomas C. Biwer, CFA	—	0	0	—	—	0	—	—	—	—	—
Christian L. Chan, CFA	—	0	0	—	—	0	—	—	—	—	—
Andrew Owen, CFA	—	0	0	—	—	0	—	—	—	—	—

32

Portfolio Manager	C&B Large Cap Value Fund	Diversified Equity Fund	Diversified Small Cap Fund	Equity Income Fund	Equity Value Fund	Growth Equity Fund	Index Fund	Large Cap Appreciation Fund	Large Company Growth Fund	Small Company Growth Fund	Small Company Value Fund
Peregrine
Jason R. Ballsrud, CFA	—	—	—	—	—	—	—	—	—	—	C
Tasso H. Coin, Jr., CFA	—	—	—	—	—	—	—	—	—	—	D
John S. Dale, CFA	—	—	—	—	—	—	—	—	F	—	—
William A. Grierson	—	—	—	—	—	—	—	—	—	D	—
Daniel J. Hagen, CFA	—	—	—	—	—	—	—	—	—	0	—
Robert B. Mersky, CFA	—	—	—	—	—	—	—	—	—	F	—
Gary E. Nussbaum, CFA	—	—	—	—	—	—	—	—	D	—	—
Douglas G. Pugh, CFA	—	—	—	—	—	—	—	—	—	—	D
James P. Ross, CFA	—	—	—	—	—	—	—	—	—	B	—
Paul E. von Kuster, CFA	—	—	—	—	—	—	—	—	—	F	—
Systematic
D. Kevin McCreesh, CFA	—	—	—	—	0	—	—	—	—	—	—
Ronald M. Mushock, CFA	—	—	—	—	0	—	—	—	—	—	—

33

Portfolio Manager	C&B Large Cap Value Fund	Diversified Equity Fund	Diversified Small Cap Fund	Equity Income Fund	Equity Value Fund	Growth Equity Fund	Index Fund	Large Cap Appreciation Fund	Large Company Growth Fund	Small Company Growth Fund	Small Company Value Fund
Wells Capital Management
Gary J. Dunn, CFA	—	—	—	B	—	—	—	—	—	—	—
Gregory T. Genung, CFA	—	—	—	—	—	—	B	—	—	—	—
Robert M. Thornburg	—	—	—	A	—	—	—	—	—	—	—

Administrator

The Trust has retained Funds Management (the “Administrator”), located as 525 Market Street, 12th floor, San Francisco, California, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds’ operations, including communication, coordination, and supervision services with regard to the Funds’ transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds’ transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds’ business together with ordinary clerical and bookkeeping services.

In addition, Funds Management has agreed to pay all of the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund’s average daily net assets:

34

Share Class	Fund-Level Admin. Fee1 (% of Average Daily Net Assets)			Class-Level Admin. Fee (% of Average Daily Net Assets)		Total Admin. Fee (% of Average Daily Net Assets)
Class A, Class B, Class C	First $5B Next $5B Over $10B	0.05 0.04 0.03	% % %	0.28%		First $5B Next $5B Over $10B	0.33 0.32 0.31	% % %

Administrator Class	First $5B Next $5B Over $10B	0.05 0.04 0.03	% % %	0.10	%*	First $5B Next $5B Over $10B	0.15 0.14 0.13	% % %

Institutional Class	First $5B Next $5B Over $10B	0.05 0.04 0.03	% % %	0.08	%**	First $5B Next $5B Over $10B	0.13 0.12 0.11	% % %

Investor Class and Class Z	First $5B Next $5B Over $10B	0.05 0.04 0.03	% % %	0.45%		First $5B Next $5B Over $10B	0.50 0.49 0.48	% % %

[1]	Effective August 2, 2004. Prior to August 2, 2004, Funds Management was entitled to be paid a fund level administration fee of 0.05% of average daily net assets.
*	Prior to April 11, 2005, the class level fee was 0.20%
**	Prior to April 11, 2005, the class level fee was 0.10%

Administrative Fees Paid. For the fiscal year ends shown in the table below, the Funds paid the following administrative fees. The table does not contain information on the Institutional Class shares of the Equity Value and Large Cap Appreciation Funds because this class of shares did not commence operations until August 31, 2006.

	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03
Fund	Funds Mgmt	Funds Mgmt	Funds Mgmt
Diversified Equity (Fund Level)	$700,004	$708,288	$3,230,299
Class A	$317,012	$263,370	*
Class B	$207,796	$258,907	*
Class C	$21,290	$30,024	*
Administrator Class	$1,843,117	$2,438,652	*
Diversified Small Cap (Fund Level)	$252,822	$196,503	$512,770
Administrator Class	$791,017	$786,010	*
Equity Income (Fund Level)	$545,123	$603,079	$1,723,438
Class A	$533,416	$521,126	*
Class B	$201,305	$259,816	*
Class C	$22,926	$34,195	*
Administrator Class	$1,264,679	$1,830,076	*
Equity Value (Fund Level)	$4,314	$928	$0	**

35

	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03
Fund	Funds Mgmt	Funds Mgmt	Funds Mgmt
Class A	$8,405	$2,776	*
Class B	$5,098	$1,573	*
Class C	$1,149	$410	*
Administrator Class	$4,193	$311	*

Growth Equity (Fund Level)	$275,096	$269,224	$1,197,611

Class A	$60,455	$55,255	*
Class B	$28,829	$38,294	*
Class C	$2,567	$9,242	*
Administrator Class	$754,393	$1,003,475	*
Institutional Class	$26,438

Index (Fund Level)	$615,135	$511,646	$12,546
Administrator Class	$1,762,926	$2,046,586	*
Investor Class	$330,199

Large Cap Appreciation (Fund Level)	$22,513	$11,909	$0
Class A	$71,525	$11,346	*
Class B	$6,141	$4,353	*
Class C	$1,979	$1,741	*
Administrator Class	$24,980	$35,179	*

Large Company Growth (Fund Level)	$1,392,667	$1,361,988	$2,550,776
Class A	$1,370,845	$1,125,834	*
Class B	$579,573	$697,380	*
Class C	$73,280	$117,023	*
Administrator Class	$275,238	$4,041,063	*
Institutional Class	$2,989,640	$10,504	*

Small Company Growth (Fund Level)	$256,484	$249,960	$432,607
Class A	$4,374	$814	*
Class B	$1,102	$140	*
Class C	$178	$53	*

36

	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03
Fund	Funds Mgmt	Funds Mgmt	Funds Mgmt
Administrator Class	$784,212	$999,122	*

Small Company Value (Fund Level)	$81,675	$40,018	$94,194
Class A	$137,503	$54,966	*
Class B	$38,982	$28,152	*
Class C	$10,033	$6,537	*
Administrator Class	$139,206	$96,032	*

*	For the fiscal year ended September 30, 2004, the administrative fee rate changed from a fixed Fund-based fee to a combination of a fixed Class-based fee and a Fund-based fee that is subject to breakpoints in asset levels of a Fund.
**	The amounts indicate fees paid from August 29, 2003, the Fund’s commencement date, through September 30, 2003.

Former AIC Trust Fund. As discussed in the “Historical Fund Information” section, the C&B Large Cap Value Fund was created as part of the reorganization of certain portfolios of AIC Trust into certain Funds of Funds Trust. Prior to the reorganization of the Funds, SEI Investments Global Funds Services (“SEI”) served as the administrator to the predecessor portfolio of the Fund, and was entitled to receive the following annual fees:

Average Daily Net Assets	Administrative Fees (% of Average Daily Net Assets)
First $250M	0.150%
Next $250M	0.125%
Over $500M	0.100%

Therefore, the table below shows the administrative fees paid by the Fund and the predecessor portfolio of the Fund. For the periods indicated below prior to July 26, 2004, the predecessor portfolio of the Fund paid the following administrative fees to SEI. For the periods beginning July 26, 2004 and thereafter, the following administrative fees were paid to the Administrator.

	11/1/04 – 9/30/05	7/26/04 – 10/31/04	11/1/03 – 7/25/04	Year Ended 10/31/03	Year Ended 10/31/02
Fund	Funds Mgmt	Funds Mgmt	SEI	SEI	SEI
C&B Large Cap Value Fund (Fund Level)	$154,282	$7,767	$47,242	$30,858	$124,907
Class A	$94,082	$3,738	*	*	*
Class B	$44,997	$1,773	*	*	*
Class C	$22,281	$840	*	*	*
Class D	$307,246	$24,505	*	*	*
Administrator Class	$133,904	$4,042	*	*	*
Institutional Class	$32,065	$2,490	*	*	*

**	For the period ended October 31, 2004, the administrative fee rate changed from a fixed Fund-based fee to a combination of a fixed Class-based fee and a Fund-based fee that is subject to breakpoints in asset levels of a Fund.

37

Distributor

Wells Fargo Funds Distributor LLC (the “Distributor”), located at 525 Market Street, San Francisco, California 94105, serves as the distributor for the Funds. Prior to April 11, 2005, Stephens Inc. (“Stephens”), located at 111 Center Street, Little Rock, Arkansas 72201, served as distributor for the Funds.

The Funds that offer Class B and Class C shares have adopted a distribution plan (a “Plan”) under Section 12(b) under the 1940 Act and Rule 12b-1 thereunder (the “Rule”) for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the “Non-Interested Trustees”).

Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds paid Stephens, and pays the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. (“NASD”) under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

The Distributor has and Stephens previously entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign, and Stephens previously assigned certain amounts that it is entitled to receive pursuant to the Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

The tables below show the distribution-related expenses paid to the respective distributor of the Funds for the last fiscal year ended September 30, 2005.

DISTRIBUTION FEES

For the period April 11, 2005, through September 30, 2005, the Funds paid Funds Distributor the following fees for distribution-related services:

	Total	Advertising	Printing, Mailing & Prospectus	Compensation to Underwriters	Comp. to Br/Dlrs	Other (Explain)
Diversified Equity
Class B	$241,573	$0	$0	$0	$0	$241,573	*
Class C	$26,213	$0	$0	$25,851	$362	$0

Equity Income
Class B	$230,599	$0	$0	$0	$0	$230,599	*
Class C	$26,390	$0	$0	$23,915	$2,475	$0

Equity Value
Class B	$7,330	$0	$0	$0	$0	$7,330	*
Class C	$1,602	$0	$0	$1,513	$88	$0

Growth Equity
Class B	$33,100	$0	$0	$0	$0	$33,100	*
Class C	$3,136	$0	$0	$2,942	$195	$0

Large Cap Appreciation
Class B	$9,234	$0	$0	$0	$0	$9,234	*
Class C	$2,670	$0	$0	$2,567	$103	$0

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	Total	Advertising	Printing, Mailing & Prospectus	Compensation to Underwriters	Comp. to Br/Dlrs	Other (Explain)
Large Company Growth
Class B	$694,632	$0	$0	$0	$0	$694,632	*
Class C	$81,709	$0	$0	$62,137	$19,571	$0

Small Company Growth
Class B	$1,703	$0	$0	$0	$0	$1,703	*
Class C	$260	$0	$0	$260	$0	$0

Small Company Value
Class B	$52,028	$0	$0	$0	$0	$52,028	*
Class C	$14,320	$0	$0	$12,671	$1,648	$0

**-	WFFD entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the distributor may assign certain amounts, including 12b-1 fees, that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by the unaffiliated third party lender from the amounts assigned.

For the period October 1, 2004 through April 10, 2005, the Funds listed below paid to Stephens, pursuant to the Plan, the following fees for distribution-related expenses:

Fund	Total	Advertising	Printing & Mailing	Compensation to Underwriters	Comp. to Br/Dlrs	Other (Explain)
Diversified Equity
Class B	$297,871	$0	$0	$0	$0	$297,871	*
Class C	$29,008	$0	$0	$29,008	$0	$0

Equity Income
Class B	$291,825	$0	$0	$0	$0	$291,825	*
Class C	$33,153	$0	$0	$33,153	$0	$0

Equity Value
Class B	$5,853	$0	$0	$0	$0	$5,853	*
Class C	$1,369	$0	$0	$1,369	$0	$0

Growth Equity
Class B	$41,757	$0	$0	$0	$0	$41,757	*
Class C	$3,529	$0	$0	$3,529	$0	$0

Large Cap Appreciation
Class B	$6,628	$0	$0	$0	$0	$6,628	*

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Fund	Total	Advertising	Printing & Mailing	Compensation to Underwriters	Comp. to Br/Dlrs	Other (Explain)
Class C	$2,458	$0	$0	$2,458	$0	$0

Large Company Growth
Class B	$832,413	$0	$0	$0	$0	$832,413	*
Class C	$108,822	$0	$0	$108,822	$0	$0

Small Company Growth
Class B	$1,136	$0	$0	$0	$0	$1,136	*
Class C	$201	$0	$0	$201	$0	$0

Small Company Value
Class B	$48,967	$0	$0	$0	$0	$48,967	*
Class C	$11,649	$0	$0	$11,649	$0	$0

**-	WFFD entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the distributor may assign certain amounts, including 12b-1 fees, that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by the unaffiliated third party lender from the amounts assigned.

Former C&B Fund. Prior to July 26, 2004, SEI Investments Distribution Co. served as the distributor to the predecessor portfolio of the C&B Large Cap Value Fund. For the period between July 26, 2004 and the fiscal year ended October 31, 2004, the Fund paid to Stephens, pursuant to the Plan, the following fees for distribution-related expenses:

Fund	Total	Advertising	Printing & Mailing	Compensation to Underwriters	Comp. to Br/Dlrs	Other (Explain)
C&B Large Cap Value Fund
Class B	$4,750	$0	$0	$0	$0	$4,750
Class C	$2,251	$0	$0	$2,101	$150	$0

For the period from November 1, 2004 to April 10, 2005, the Fund paid to Stephens, pursuant to the Plan, the following fees for distribution-related expenses;

Fund	Total	Advertising	Printing & Mailing	Compensation to Underwriters	Comp. to Br/Dlrs	Other (Explain)
C&B Large Cap Value Fund
Class B	$32,861	$0	$0	$0	$0	$32,861	*
Class C	$18,365	$0	$0	$18,365	$0	$0

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For the period from April 11, 2005, to September 30, 2005, the Fund paid to Funds Management, pursuant to the Plan, the following fees for distribution-related expenses;

Fund	Total	Advertising	Printing & Mailing	Compensation to Underwriters	Comp. to Br/Dlrs	Other (Explain)
C&B Large Cap Value Fund
Class B	$78,460	$0	$0	$0	$0	$78,460	*
Class C	$38,985	$0	$0	$37,498	$1,487	$0

General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not “interested persons” of the Trust be made by such Non-Interested Trustees.

Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds’ shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

Shareholder Servicing Agent

The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class D, Class Z, Administrator Class and Investor Class shares and up to 0.10% of the average daily net assets of the Administrator Class shares of the Index Fund owned of record or beneficially by the customers of the Servicing

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Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian

Wells Fargo Bank, located at 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. . The gateway funds are not charged a custody fee at the gateway level, provided that they remain gateway funds and Wells Fargo Bank receives custodial fees from the Master Trust portfolios.

Fund Accountant

PFPC, Inc. (“PFPC”), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:

Average Fund Complex Daily Net Assets	Annual Asset-Based Fees
$0-85B	0.0051%
>$85B	0.0025%

In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund and a monthly multiple class fee per Fund of $500 per class beyond the first class of shares. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs.

Each Fund’s share of the annual asset-based Fund Complex fee will be based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex (excluding the Wells Fargo Master Trust portfolios). Prior to March 2005, the Fund Complex-wide fee was 0.0057% for assets totaling $0-$85 billion and 0.0025% for assets over $85 billion. PFPC was also entitled to receive an annual fee of $20,000 from each Fund, a monthly multiple class fee per Fund of $500 per class beyond the first class of shares, and certain out-of-pocket expenses.

Transfer and Distribution Disbursing Agent

Boston Financial Data Services, Inc. (“BFDS”), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions

The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis. Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the Funds on a continuous basis. For the Funds’ past three fiscal periods listed below (except the C&B Large Cap Value Fund), the aggregate dollar amount of underwriting commissions paid to Stephens by the Funds and the amounts retained by Stephens was as follows:

10/1/04 – 4/10/05		Year Ended 9/30/04		Year Ended 9/30/03*
Paid	Retained	Paid	Retained	Paid	Retained
$468,830	$80,488	$2,015,276	$340,635	$1,189,589	$235,808

*	Amounts include fees paid by the Wells Fargo Montgomery Funds for the period from July 1, 2003 through September 30, 2003.

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For the period April 11, 2005, through September 30, 2005, the aggregate dollar amount of underwriting commissions paid to and retained by the Distributor on behalf of the Funds was as follows:

4/11/05 – 9/30/05
Paid	Retained
$409,777	$67,906

For the periods listed below, the aggregate dollar amount of underwriting commissions paid to Stephens by the C&B Large Cap Value Fund and other C&B Funds was as follows:

11/1/04 – 4/10/05		7/26/04 – 10/31/04
Total Paid	Total Retained	Total Paid	Total Retained
$432,776	$62,198	$84,463	$43,443

For the period April 11, 2005, through September 30, 2005, the aggregate dollar amount of underwriting commissions paid to and retained by the Distributor on behalf of the C&B Large Cap Value Fund was as follows:

4/11/05 – 9/30/05
Paid	Retained
$455,551	$62,974

Prior to July 26, 2004, SEI Investments Distribution Co. acted as principal underwriter for shares of the predecessor portfolio of the C&B Large Cap Value Fund. For the period from November 1, 2003 through July 26, 2004, and for the fiscal year ended October 31, 2003, the predecessor portfolio did not pay any underwriting commissions.

Code of Ethics

The Fund Complex, the Adviser, the Distributor and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by “access persons” as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Advantage Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than “disinterested” directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Advisers are on public file with, and are available from, the SEC.

DETERMINATION OF NET ASSET VALUE

The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange (“NYSE”) is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds’ shares.

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Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

The International Core, International Growth, International Index and International Value Portfolios use an independent service provider to review U.S. market moves after the close of foreign markets and assist with the decision whether to substitute fair values for foreign security market prices. This service provider applies a multi-factor methodology, which uses factors such as ADRs, sector indices and futures, to each foreign portfolio security as part of this process.

Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed-income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

For the Funds that invest directly in foreign securities, portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board, a security’s value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value. A security’s valuation may differ depending on the method used to determine its value.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a “Business Day”). Currently, the NYSE is closed on New Year’s Day, Martin Luther King Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a “Holiday”). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

Purchase orders for a Fund received before such Fund’s NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund’s NAV calculation time generally are processed at such Fund’s NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

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The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust also may redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust’s responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

The dealer reallowance for Class A shares is as follows:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.00%
$250,000 to $499,999	2.75%	2.83%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over[1]	0.00%	0.00%	1.00%

[1]	We will assess Class A shares purchases of $1,000,000 or more a 1.00% contingent deferred sales charge (“CDSC”) if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account Holders Via the Internet. All shareholders (except Class D shareholders) with an existing Wells Fargo Advantage Funds account may purchase additional shares of classes of Funds that they already own, and redeem existing shares, via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Advantage Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder’s address of record. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker’s authorized designee, receives the order, and such orders will be priced at the Fund’s NAV next calculated after they are received by the authorized broker or the broker’s designee.

Waiver of Minimum Initial Investment Amount for Investor Class shares for Eligible Investors. An eligible investor (as defined below) may purchase Investor Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

•	Current and retired employees, directors/trustees and officers of: (i) Wells Fargo Advantage Funds (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and

•	Family members of any of the above.

Reduced Sales Charges for Former Norwest Advantage Fund Class B Shareholders. No CDSC is imposed on redemptions of Class B shares of a former Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an Individual Retirement Account (“IRA”), Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

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Reduced Sales Charges for Affiliated Funds. Any affiliated fund that invests in a Wells Fargo Advantage fund may purchase Class A shares of such fund at NAV.

Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization described in “Historical Fund Information,” will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.

Reduced Sales Charges for Former Montgomery Fund Shareholders. Former Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

Reduced Sales Charges for Reinvestments. You may reinvest into a Wells Fargo Advantage Fund with no sales charge the portion of assets from a distribution that previously was invested in Wells Fargo Advantage Funds and Wells Fargo Collective Investment Funds provided that the distribution is from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee and the distribution occurred within the 60 days prior to your reinvestment.

Additional Investors Eligible to Purchase Administrator Class Shares of the Diversified Small Cap Fund:

•	Shareholders who receive assets from a distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee that were invested in the Administrator Class of the Aggressive Allocation Fund or Conservative Allocation Fund may roll over the assets into another account (e.g. an IRA) and reinvest the assets in the same Fund without having to meet the minimum investment limit.

•	Shareholders who receive assets from a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo that were invested in the Administrator Class of the Aggressive Allocation Fund or Conservative Allocation Fund may roll over the assets into another account (e.g. an IRA) and reinvest the assets in the same Fund without having to meet the minimum investment limit.

Additional Investors Eligible to Purchase Class Z shares of the Large Company Growth and Small Company Value Funds (“Class Z shares”):

Class Z shares are available for purchase under limited circumstances, as described in the Fund’s prospectus. In addition to the limitations described in the Fund’s prospectus, you may also continue to purchase Class Z shares if:

•	You are an existing shareholder of Class Z shares of the Fund (either directly or through a financial intermediary) and you wish to:

•	open a new account that is registered in your name or has the same primary taxpayer identification or social security number (this includes accounts where you serve as custodian, such as UGMA/UTMA accounts). Please note: Selling agents who transact through an omnibus account are not permitted to purchase Class Z shares of the Fund on behalf of clients that do not currently own Class Z shares of the Fund or do not otherwise meet the requirements of a qualified investor.

•	You are the beneficiary of Class Z shares of the Fund (i.e., through an IRA or transfer on death account) or are the recipient of Class Z shares through a transfer and wish to utilize the proceeds of such account to open up a new account in your name in Class Z shares of the Fund.

•	You are a participant in a qualified defined contribution plan, 403(b) plan or 457 plan that invests in Class Z shares of the Fund and wish to roll over proceeds from such a plan to open a new account in Class Z shares of the Fund.

•	You are an existing separately managed account client of one of the Funds’ sub-advisers whose current account is managed in a similar style as that of a Fund that offers Class Z shares.

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If you believe you are eligible to purchase Class Z shares of a Fund, Funds Management may require you to provide appropriate proof of eligibility. Funds Management reserves the right to reject any purchase order into Class Z shares of the Fund if it believes that acceptance of such order would interfere with its ability to effectively manage the Fund.

Additional Investors Eligible to Purchase the Small Company Value Fund:

The Small Company Value Fund (the “Closed Fund”) is closed to new investors. You may continue to purchase shares of the Closed Fund if:

•	You are an existing shareholder of the Closed Fund (either directly or through a financial intermediary) and you wish to:

•	add to your existing account through the purchase of additional shares of the Closed Fund, including the reinvestment of dividends and cash distributions from shares owned in the Closed Fund; or

•	open a new account that is registered in your name or has the same primary taxpayer identification or social security number (this includes accounts where you serve as custodian, such as UGMA/UTMA accounts). Please note: Selling agents who transact in the Closed Fund through an omnibus account are not permitted to purchase shares of the Closed Fund on behalf of clients that do not currently own shares of the Closed Fund.

•	You are the beneficiary of shares of the Closed Fund (i.e., through an IRA or transfer on death account) or are the recipient of shares of a Closed Fund through a transfer and wish to utilize the proceeds of such account to open up a new account in your name in the Closed Fund.

•	You are a participant in a qualified defined contribution plan, 403(b) plan or 457 plan that invests in the Closed Fund. Each such plan may open up new participant accounts within the Plan. In addition, rollovers from a plan can be used to open new accounts in the Closed Fund.

•	You are a sponsor of a retirement plan that currently offers the Closed Fund as an investment option. The sponsor may offer the Closed Fund as an investment option in other retirement plans offered by the same company, its subsidiaries and affiliates.

•	You are an existing separately managed account client of one of the Funds’ sub-advisers whose current account is managed in a similar style as that of the Closed Fund.

Additional investments will not be accepted in the Closed Fund unless the investment falls within one of the above referenced categories. However, the Adviser may also accept, as capacity allows, new investors who are investing through institutions that have agreed to establish a selling relationship with the Fund prior to November 1, 2005. If you believe you are eligible to purchase shares of a Closed Fund, Funds Management may require you to provide appropriate proof of eligibility. Funds Management reserves the right to reject any purchase order into the Closed Fund if it believes that acceptance of such order would interfere with its ability to effectively manage the Closed Fund.

Set forth below is a list of the member firms of the National Association of Securities Dealers (“NASD”) to which the Adviser, the Funds’ distributor or their affiliates expect (as of December 31, 2005,) to make payments out of their own assets to selling and shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders (“Marketing and Shareholder Support Payments”). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2005, are not reflected:

•	A.G. Edwards & Sons, Inc.

•	Allstate Financial Services, LLC

•	Ameriprise Financial Services, Inc.

•	AXA Advisors, LLC

•	Bear, Stearns Securities Corp.

•	Charles Schwab & Co., Inc.

•	Citigroup Global Markets, Inc.

•	CitiStreet Advisors LLC

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•	Fidelity Investments Institutional Services Company, Inc.

•	Financial Network Investment Corporation.

•	Fiserv Securities, Inc.

•	GWFS Equities, Inc.

•	ING Financial Partners, Inc.

•	Linsco/Private Ledger Corp.

•	Mellon Financial Markets, LLC

•	Merrill Lynch, Pierce, Fenner & Smith Incorporated

•	Morgan Stanley DW, Inc.

•	Multi-Financial Securities Corporation.

•	Pershing LLC

•	Prudential Retirement Brokerage Services, Inc.

•	Raymond James & Associates, Inc.

•	Robert W. Baird & Co. Incorporated

•	Transamerica Financial Advisors, Inc.

•	UBS Financial Services Inc.

•	Valic Financial Advisors, Inc.

•	Wachovia Securities, LLC

In addition to member firms of the NASD, Marketing and Shareholder Support Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list. Also not included on the list above are subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Funds’ distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust’s Board and the supervision of the Adviser, the Funds’ Sub-Advisers are responsible for the Funds’ portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of each Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer’s risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While each Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated broker-dealers. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a “net” basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

In placing orders for portfolio securities of a Fund, each Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, Funds Management oversees each Sub-Adviser’s trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

Each Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research

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services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser under the advisory contracts, and the expenses of each Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund’s shareholders.

The table below shows the Funds’ portfolio turnover rates for the last two fiscal periods:

Fund	September 30, 2005	September 30, 2004	October 30, 2004
C&B Large Cap Value	25%	—	30%
Diversified Equity	42%	32%	—
Diversified Small Cap	75%	75%	—
Equity Income	20%	11%	—
Equity Value	145%	122%	—
Growth Equity	50%	40%	—
Index	8%	2%	—
Large Cap Appreciation	133%	149%	—
Large Company Growth	18%	14%	—
Small Company Growth	142%	145%	—
Small Company Value	70%	64%	—

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Brokerage Commissions. For the fiscal year ends listed below, the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

Total Commissions

Fund	Year-Ended 9/30/05	Year-Ended 9/30/04	Year-Ended 9/30/03
Equity Income	$1,131,256	$905,786	$949,426
Equity Value*	$1,042,855	$633,158	$238,732
Large Cap Appreciation	$370,026	$424,639	$356,841
Large Company Growth	$1,909,366	$1,472,439	$1,857,480
Small Company Growth	$5,699,267	$6,624,409	$5,699,267
Small Company Value	$1,333,379	$1,421,095	$1,333,379

*	The Fund commenced operations on August 29, 2003. The increase from fiscal year end 2004 to fiscal year end 2005 was due to an increase in assets.

Former AIC Trust Fund. For the fiscal year ends listed below, the C&B Large Cap Value Fund and the predecessor portfolio of the Fund paid the following aggregate amounts of brokerage commissions on brokerage transactions:

Total Commissions

Fund	Period Ended 9/30/05*	Year Ended 10/31/04*	Year Ended 10/31/03	Year Ended 10/31/02
C&B Large Cap Value Fund	$682,457	$65,313	$15,042	$38,839

*	The increase in brokerage commissions is due to the increase flows for the fiscal year 2005. The market value as of 9/30/04 was $68.6M versus $774.1M for the period ending 9/30/05. The increase in brokerage commissions in 2004 compared to 2003 was also due to an increase in Fund assets.

For the fiscal year ended September 30, 2005, the Sub-Advisers listed below directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions.

Sub-Adviser	Commissions Paid	Transactions Value
Cadence	$27,720	$24,432,154
Peregrine	$1,310,255	$573,758,412
Systematic	$168,549	$188,023,279
Wells Capital Management	$314,114	$235,578,914

Former AIC Trust Fund. For the fiscal year ended October 31, 2004, and for the fiscal period from November 1, 2004 to September 30, 2005, the C&B Large Cap Value Fund and the predecessor portfolio of the Fund directed brokerage transactions to a broker for research services provided, and paid the following commissions based on stated total amount of transactions.

	Period from 11/01/04 – 9/30/05		Year Ended 10/31/04
Fund	Commissions Paid	Transactional Value	Commissions Paid	Transactional Value
C&B Large Cap Value Fund	$186,480	$136,785,975	$2,830	$1,400,073

None of the other Sub-Advisers participate in such directed brokerage practices.

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For the fiscal year ended September 30, 2005, the Equity Value Fund paid the following commissions to an affiliated broker.

Portfolio	Broker	Commissions	Relationship
Equity Value Fund	Wells Capital Securities	$1,288	Affiliate of Funds Management

The table below lists the percent of aggregate commissions paid by the Fund to each affiliated broker listed above, and the percent of aggregate transactions involving the payment of commissions that were effected through the broker.

Portfolio	Broker	% Aggr. Comm.	% Aggr. Transactions
Equity Value Fund	Wells Capital Securities	0.1%	0.1%

For the fiscal years ended September 30, 2003, 2004, and 2005, no other Funds paid any brokerage commission to affiliated brokers.

Former AIC Trust Fund. For the fiscal years ended October 31, 2003 and 2004, and for the fiscal period from November 1, 2004 to September 30, 2005, the C&B Large Cap Value Fund and the predecessor portfolio of the Fund did not pay any brokerage commissions to affiliated brokers.

Securities of Regular Broker Dealers. The Funds are required to identify any securities of its “regular brokers and dealers” (as defined under the 1940 Act) that the Funds may hold at the close of their most recent fiscal year. As of the fiscal periods indicated below, the Funds held securities of their regular broker-dealers as indicated in the amounts shown:

Fund	Broker/Dealer	Amount
NONE

FUND EXPENSES

From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund’s performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Fund’s shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust’s Board deems equitable.

FEDERAL INCOME TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Taxes.” The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt

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organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company. It is intended that each Fund qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund, even though each RIC is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future Treasury Regulations, the IRS may limit qualifying income from foreign currency gains that are directly related to a Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. To qualify again to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

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Equalization Accounting. Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of RIC shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the RICs do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.

As of September 30, 2005, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

Fund	Year Expires	Capital Loss Carry-forwards
Index	2008 2009 2010 2011 2012 2013	$ $ $ $ $ $	2,084,080 12,137,615 2,154,234 20,770,094 6,223,935 242,271

Large Company Growth	2007 2008 2009 2010 2011 2012 2013	$ $ $ $ $ $ $	11,428,295 234,113 26,848,447 145,793,339 260,092,200 46,100,191 6,235,040

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its own capital loss carry-forwards and the use of its unrealized losses against future realized gains, or such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations or may engage in reorganizations in the future.

Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute by December 31 of each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its capital gain net income (adjusted for ordinary losses) for the 12 month period ending on October 31 of that year, and all of its ordinary income and capital gain net income from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

Investment through Master Portfolios. Some of the Funds seek to continue to qualify as regulated investment companies by investing their assets through one or more master portfolios. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a RIC or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (i.e., “passed-through”) to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and Treasury Regulations, in determining such investor’s federal income tax liability. Therefore, to the extent that a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of

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income and gains without a corresponding distribution. Furthermore, each master portfolio’s assets, income and distributions will be managed in such a way that an investor in a master portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the master portfolio.

Taxation of Fund Investments. In general, realized gains or losses on the sale of portfolio securities, will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain future contracts, foreign currency contracts and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions.

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Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

“Passive foreign investment corporations” (“PFICs”) are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of derivatives are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held income from a derivative contract with respect to a commodity index is not qualifying income. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements. In addition, payments received by the Funds in connection with securities lending and repurchase agreements will not qualify for reductions in individual federal income tax on certain dividends and so may be taxable as ordinary income.

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Taxation of Distributions. All distributions paid out of a Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

Distributions designated by a Fund as capital gain distributions will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, but are not eligible for the dividends-received deduction for corporations. Each Fund will designate capital gain distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other shares of the same Fund within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Foreign Taxes. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

Federal Income Tax Rates. As of the printing of this SAI, the maximum stated individual federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net capital gain.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gains rate, which generally is 15%. In general, “qualified dividend income” is income attributable to dividends received from certain domestic and foreign corporations, as long as certain holding period requirements are met and the dividends are attributable to qualified dividends received by the Fund itself. If 95% or more of a Fund’s gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date for their Fund shares. If less than

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95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by the Fund derived from securities lending, repurchase and other derivative transactions ordinarily will not. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners.

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2003.

Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, if the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, if (when required to do so) the shareholder fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding, or if the IRS has notified the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. If backup withholding provisions are applicable, any distributions or proceeds, whether paid in cash or received in additional shares, will be reduced by the amounts required to be withheld. The shareholder may apply amounts required to be withheld as a credit against his or her federal income tax liability, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans. The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund attributable to domestic corporations if the corporate shareholder would qualify for such deduction if the Fund were not a RIC. The dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if certain holding period requirements are met. These requirements are complex, and, therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

Foreign Shareholders. With respect to taxable years beginning on or after January 1, 2005, and before January 1, 2008, distributions designated by a Fund as “interest-related distributions” generally attributable to the Fund’s net interest income earned on certain debt obligations paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), a foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a “foreign shareholder”) generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder (“exempt foreign shareholder”). In order to qualify for an interest-related distribution, the Fund must designate a distribution as such not later than 60 days after the close of the Fund’s taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, “short-term capital gain distributions” (defined below) are not subject to federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign

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shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions. “Short-term capital gain distributions” are distributions designated as such from a Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year generally attributable to its net short-term capital gain.

Even if permitted to do so, the Funds provide no assurance that they will designate any distributions as interest-related distributions or short-term capital gain distributions. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). Under recently enacted tax legislation, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the shareholder’s date of death, the assets of the Fund that were “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

PROXY VOTING POLICIES AND PROCEDURES

The Trusts and Funds Management have adopted policies and procedures (“Procedures”) that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.

The responsibility for voting proxies relating to the Funds’ portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

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Funds Management has established a Proxy Voting Committee (the “Proxy Committee”) that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.

The Procedures set forth Funds Management’s general position on various proposals, such as:

•	Routine Items – Funds Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

•	Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

•	Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company’s poison pill.

•	Mergers/Acquisitions and Corporate Restructurings – Funds Management’s Proxy Committee will examine these items on a case-by-case basis.

•	Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds’ voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (1) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (2) disclosing the conflict to the Board and obtaining their consent before voting; (3) submitting the matter to the Board to exercise its authority to vote on such matter; or (4) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how to obtain the results of such voting during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov.

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POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The following policies and procedures (the “Procedures”) govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust (“Funds Trust”), Wells Fargo Master Trust (“Master Trust”) and Wells Fargo Variable Trust (“Variable Trust”) (each of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the “Funds” or individually as the “Fund”) now existing or hereafter created. The Funds have adopted these Procedures to ensure that the disclosure of a Fund’s portfolio holdings is accomplished in a manner that is consistent with a Fund’s fiduciary duty to its shareholders. For purposes of these Procedures, the term, “portfolio holdings” means the stock and bonds held by a Fund and does not include the cash investments or other derivative positions held by the Fund. Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund’s portfolio securities or for any ongoing arrangements to make available information about a Fund’s portfolio securities.

Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds’ website until updated for the next applicable period. Funds Management may withhold any portion of a Fund’s portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the website, it may be further disseminated without restriction.

A.	Complete Holdings. The complete portfolio holdings for each Fund (except for funds that operate as fund of funds) shall be made publicly available on the Funds’ website (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis.

B.	Top Ten Holdings. Top ten holdings information for each Fund (except for funds that operate as fund of funds) shall be made publicly available on the Funds’ website on a monthly, seven-day or more delayed basis.

C.	Fund of Funds Structure.

1.	The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds’ website and included in fund fact sheets on a monthly, seven-day or more delayed basis.

2.	A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund’s target allocations between or among its fixed-income and/or equity investments may be posted to the Funds’ website simultaneous with the change.

Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund, (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on From N-Q, in each instance within 60 days of the end of the Fund’s fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds’ full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

Each Fund’s complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund’s semi-annual and annual reports. Each Fund’s complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund’s first and third fiscal quarters.

List of Approved Recipients. The following list describes the limited circumstances in which a Fund’s portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds’ website. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

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A.	Sub-Advisers. Sub-advisers shall have full daily access to fund holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability\demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

B.	Money Market Portfolio Management Team. The money market portfolio management team at Wells Capital Management Incorporated (“Wells Capital Management”) shall have full daily access to daily transaction information across the Wells Fargo Advantage Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

C.	Funds Management/Wells Fargo Funds Distributor, LLC.

1.	Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC’s Datapath system.

2.	Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

3.	Funds Management and Funds Distributor personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund’s target allocations that result in a shift between or among its fixed-income and/or equity investments.

D.	External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, employed by the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds’ accounting agent however, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services (“ISS”) and SG Constellation, L.L.C. to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

E.	Rating Agencies. Standard & Poor’s (“S&P”) and Moody’s Investors Services (“Moody’s”) receive full Fund holdings for rating purposes. S&P may receive holdings information weekly on a seven-day delayed basis. Moody’s may receive holdings information monthly on a seven-day delayed basis.

Additions to List of Approved Recipients. Any additions to the list of approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient’s relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or any affiliated person of the Fund.

Funds Management Commentaries. Funds Management may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund if such disclosure does not result in the disclosure of current portfolio holdings information any sooner than on a monthly 30-day delayed basis (or on a monthly 7-day delayed basis for a top-ten holding) and such disclosure does not constitute material nonpublic information, which for this purpose, means information that would convey any advantage to a recipient in making an investment decision concerning a Fund.

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Board Approval. The Board shall review and reapprove these Procedures, including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and making any changes that they deem appropriate.

CAPITAL STOCK

The Funds are eleven of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

Most of the Trust’s funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust’s funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a Fund represents an equal, proportionate interest in the Fund with all other shares. Shareholders bear their pro rata portion of a Fund’s operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund’s fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Advisory agreement, since it only affects one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

As used in the Prospectuses and in this SAI, the term “majority” when referring to approvals to be obtained from shareholders of a class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of such class the Fund represented at a meeting if the holders of more than 50% of the outstanding shares such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class the Fund. The term “majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to a Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Set forth below as of August 4, 2006, is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of the Fund as a whole. The term “N/A” is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole. The Institutional Class shares of the Equity Value and Large Cap Appreciation Funds did not commence operations until August 31, 2006.

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5% OWNERSHIP AS OFAUGUST 4, 2006

Fund	Name and Address	Type of Ownership	Percentage of Class
C&B Large Cap Value Fund
Class A	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	15.04%

	WELLS FARGO BANK WEST NA 8515 E ORCHARD RD GREENWOOD VILLAGE, CO 80111-5002	Record	6.42%

Class B	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	23.17%

Class C	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	22.71%

Class D	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	72.42%

	NATIONAL FINANCIAL SERV LLC EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 5TH FL 7315 WISCONSIN AVE STE 150W BETHESDA, MD 20814-3247	Record	8.31%

Administrator Class	WELLS FARGO BANK NA FBO OMNIBUS ACCOUNT - REINVEST/REINVEST PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	52.58%

	WELLS FARGO FUNDS MANAGEMENT LLC EXCLUSIVE BENEFIT FOR ITS CUSTOMERS WELLS FARGO ADVISOR PROGRAM 100 HERITAGE RESERVE MENOMONEE FALLS WI 53051-4400	Record	25.24%

	PENFIRN & CO PO BOX 3327 OMAHA NE 68103-0327	Record	5.77%

Institutional Class	PATRICIAN HOLDINGS LIMITED C/O CALEDONIAN BANK & TRUST 69 JENNETT STREET GEORGE TOWN GRAND CAYMAN CAYMAN ISLANDS	Record	22.48%

	WACHOVIA BANK 1525 WEST WT HARRIS BLVD NC1151 CHARLOTTE NC 28288-0001	Record	13.25%

	NFS LLC FEBO USB FBO COVENANT HC - COOKE & BIELER PO BOX 1787 MILWAUKEE WI 53201-1787	Record	13.04%

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Fund	Name and Address	Type of Ownership	Percentage of Class
	CENTRAL NEW YORK COMMUNITY FOUNDATION INC 500 S SALINA ST STE 428 SYRACUSE NY 13202-3314	Record	12.86%

	NFS LLC FEBO USB FBO COVENANT HC - COOKE & BIELER PO BOX 1787 MILWAUKEE WI 53201-1787	Record	8.68%

	NATEXIS BANQUES POPULAIRES 10 RUE DES ROQUEMONTS 14099 CAEN CEDEX 9 FRANCE	Record	8.03%

	WELLS FARGO BANK NA WF FIN PEN TR LG CAP VAL WWF/C&B PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	7.75%

	SAXON & CO FBO PO BOX 7780-1888 PHILADELPHIA PA 19182-0001	Record	6.23%

Diversified Equity
Class A	CITY OF HASTINGS NEBRASKA RETIREMENT PLAN C/O GREAT WEST RECORD KEEPER 8515 E ORCHARD RD #2T2 ENGLEWOOD, CO 80111-5037	Record	10.17%

Class B	NONE	N/A	NONE

Class C	WELLS FARGO INVESTMENTS LLC 608 SECOND AVENUE SOUTH 8TH FL MINNEAPOLIS MN 55402-1927	Record	6.6.75%

	WELLS FARGO INVESTMENTS LLC 420 MONTGOMERY ST SAN FRANCISCO CA 94104-1207	Record	5.92%

Administrator Class	WELLS FARGO BANK NA FBO DIVERSIFIED EQUITY I ATTN: MUTUAL FUND OPS P.O. BOX 1533 MINNEAPOLIS, MN 55480-1533	Record	94.51%

64

Fund	Name and Address	Type of Ownership	Percentage of Class
Diversified Small Cap
Administrator Class	WELLS FARGO BANK NA FBO DIVERSIFIED SMALL CAP FUND I ATTN: MUTUAL FUND OPS PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	87.47%

	WELLS FARGO BANK NA FBO DIVERSIFIED SMALL CAP FUND I ATTN: MUTUAL FUND OPS PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	10.43%

Equity Income
Class A	PFPC BROKERAGE SERVICES FBO WELLS FARGO ATTN MITCH BLOOMFIELD 420 MONTGOMERY ST 5TH FL MAC A0101-057 SAN FRANCISCO CA 94104-1207	Record	6.37%

Class B	AMERICAN ENTERPRISE SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	5.80%

Class C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Record	9.09%

Administrator Class	WELLS FARGO BANK NA FBO INCOME EQUITY I ATTN: MUTUAL FUND OPS PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	50.31%

	WELLS FARGO BANK NA FBO INCOME EQUITY I ATTN: MUTUAL FUND OPS PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	25.12%

	WELLS FARGO BANK NA FBO INCOME EQUITY I ATTN: MUTUAL FUND OPS PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	19.65%

Equity Value Fund
Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT EXCLUSIVELY FBO THE CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	24.27%

65

Fund	Name and Address	Type of Ownership	Percentage of Class
	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	13.54%

Class B	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	8.86%

	WELLS FARGO INVESTMENTS LLC 608 SECOND AVENUE SOUTH 8TH FL MINNEAPOLIS MN 55402-1916	Record	6.09%

Class C	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	16.78%

	WELLS FARGO INVESTMENTS LLC 608 SECOND AVENUE SOUTH 8TH FL MINNEAPOLIS MN 55402-1916	Record	10.68%

	JOHANNES W HUIJGENS & ANDREA J HUIJGENS - PACK COMM PROP 21215 FLAMING ARROW TRL CROSBY TX 77532-3200	Record	10.16%

	WELLS FARGO INVESTMENTS LLC 608 SECOND AVENUE SOUTH 8TH FL MINNEAPOLIS MN 55402-1916	Record	7.38%

	WELLS FARGO INVESTMENTS LLC 608 SECOND AVENUE SOUTH 8TH FL MINNEAPOLIS MN 55402-1916	Record	6.98%

	WELLS FARGO INVESTMENTS LLC 608 SECOND AVENUE SOUTH 8TH FL MINNEAPOLIS MN 55402-1916	Record	6.33%

	WELLS FARGO INVESTMENTS LLC 608 SECOND AVENUE SOUTH 8TH FL MINNEAPOLIS MN 55402-1916	Record	5.11%

Administrator Class	WELLS FARGO FUNDS MANAGEMENT LLC EXCLUSIVE BENEFIT FOR ITS CUSTOMERS WELLS FARGO ADVISOR PROGRAM 100 HERITAGE RESERVE MENOMONEE FALLS WI 53051-4400	Record	84.70%

	WELLS FARGO BANK NA FBO OMNIBUS REINVEST/REINVEST PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	7.82%

	WELLS FARGO BANK NA FBO OMNIBUS CASH/CASH PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	6.63%

Growth Equity Fund
Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT EXCLUSIVELY FBO THE CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	8.97%

66

Fund	Name and Address	Type of Ownership	Percentage of Class
Class B	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	10.14%

Class C	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	10.85%

	RBC DAIN RAUSCHER INC FBO WASHOE BUILDING SUPPLY INC RETIREMENT TRUST 1479 HYMER AVE SPARKS NV 89431-5613	Record	7.77%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Record	7.09%

	WELLS FARGO INVESTMENTS LLC 608 SECOND AVENUE SOUTH 8TH FL MINNEAPOLIS MN 55402-1916	Record	6.80%

	WELLS FARGO INVESTMENTS LLC 608 SECOND AVENUE SOUTH 8TH FL MINNEAPOLIS MN 55402-1916	Record	5.36%

	WELLS FARGO INVESTMENTS LLC 608 SECOND AVENUE SOUTH 8TH FL MINNEAPOLIS MN 55402-1916	Record	5.00%

Administrator Class	WELLS FARGO BANK NA FBO GROWTH EQUITY I ATTN: MUTUAL FUND OPS PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	96.91%

Institutional Class	WELLS FARGO BANK NA BAE SYSTEMS EE SAVINGS PLAN PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	98.97%

Index Fund
Administrator Class	WELLS FARGO BANK NA LWCC DEF COMP PLANS PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	89.07%

	WELLS FARGO BANK NA FBO INDEX FUND I ATTN: MUTUAL FUND OPS PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	5.94%

Investor Class	NONE	N/A	N/A

67

Fund	Name and Address	Type of Ownership	Percentage of Class
Large Cap Appreciation Fund
Class A	WELLS FARGO BANK WEST NA VARIOUS FASCORP RECORDKEPT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	Record	62.80%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT EXCLUSIVELY FBO THE CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	24.20%

Class B	AMERICAN ENTERPRISE INVESTMENT SERVICES P.O. BOX 9446 MINNEAPOLIS, MN 55440-9446	Record	43.51%

Class C	AMERICAN ENTERPRISE INVESTMENT SERVICES P.O. BOX 9446 MINNEAPOLIS, MN 55440-9446	Record	36.63%

	WELLS FARGO INVESTMENTS LLC 608 SECOND AVENUE SOUTH 8TH FL MINNEAPOLIS MN 55402-1927	Record	5.37%

	WELLS FARGO INVESTMENTS LLC 625 MARQUETTE AVE S 13th FLOOR MINNEAPOLIS MN 55402-2308	Record	5.06%

Administrator Class	WELLS FARGO BANK, NA OMNIBUS ACCOUNT R/R C/O MUTUAL FUND PROCESSING PO BOX 1533 MINNEAPOLIS, MN 55480-1533	Record	69.76%

	MII LIFE INS 3535 BLUE CROSS RD EAGAN MN 55122-1154	Record	22.87%

Large Company Growth Fund
Class A	T ROWE PRICE RETIREMENT PLAN SERVICES INC FBO RITE AID 4515 PAINTERS MILL ROAD OWINGS MILLS MD 21117-4903	Record	12.61%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT EXCLUSIVELY FBO THE CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	8.02%

	JPMORGAN CHASE BANK C/O JPMORGAN RETIREMENT PLAN SERV PEARSON INC RETIREMENT PLAN 9300 WARD PARKWAY KANSAS CITY MO 64114-3317	Record	6.45%

	WELLS FARGO BANK WEST NA VARIOUS FASCORP RECORDKEPT PLANS 8515 E ORCHARD RD GREENWOOD VILLAGE CO 80111-5002	Record	5.07%

68

Fund	Name and Address	Type of Ownership	Percentage of Class
	STATE STREET CORP FBO FIRST DATA CORPORATION 105 ROSEMONT AVE WESTWOOD MA 02090-2318	Record	5.00%

Class B	AMERICAN ENTERPRISE INVESTMENT SERVICES P.O. BOX 9446 MINNEAPOLIS, MN 55440-9446	Record	7.54%

Class C	AMERICAN ENTERPRISE INVESTMENT SERVICES P.O. BOX 9446 MINNEAPOLIS, MN 55440-9446	Record	6.90%

Administrator Class	WELLS FARGO BANK FBO LARGE COMPANY GROWTH I ATTN: MUTUAL FUND OPS P.O. BOX 1533 MINNEAPOLIS, MN 55480-1533	Record	61.62%

	WELLS FARGO BANK FBO LARGE COMPANY GROWTH I ATTN: MUTUAL FUND OPS P.O. BOX 1533 MINNEAPOLIS, MN 55480-1533	Record	14.38%

	NFS LLC FEBO BIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401)K 100 MAGELLAN WAY COVINGTON KY 41015-1987	Record	6.09%

Institutional Class	STATE OF HAWAII DEFERRED COMPENSATION PLAN ISLAND SVGS PLAN DEPT OF HUMAN RESOURCE DEVELOPMENT 235 S BERETANIA ST HONOLULU HI 96813-2406	Record	34.82%

	WELLS FARGO BANK NA FBO BAE SYSTEMS EE SAVINGS PLAN PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	27.43%

	LASALLE BANK NA OMNIBUS PO BOX 1443 CHICAGO IL 60690-1443	Record	18.58%

	STRAFE & CO FAO FRYE LOUIS OMNIBUS ACCOUNTS PO BOX 160 WESTERVILLE OH 43086-0160	Record	14.74%

Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT EXCLUSIVELY FBO THE CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	6.73%

69

Fund	Name and Address	Type of Ownership	Percentage of Class
Small Company Growth Fund
Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT EXCLUSIVELY FBO THE CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	45.22%

	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	7.28%

Class B	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	21.89%

	PERSHING LLC P. O. BOX 2052 JERSEY CITY NJ 07303-2052	Record	5.96%

Class C	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	19.50%

	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	Record	11.06%

	E*TRADE CLEARING LLC IRA CUSTODIAN PO BOX 989030 WEST SACRAMENTO CA 95798-9030	Record	7.32%

	STATE STREET BANK & TRUST CO CUST FOR THE IRA OF DIANE M HOWARD 685 OVERBROOK CT MANSFIELD OH 44903-9303	Record	6.38%

	WELLS FARGO FUNDS MANAGEMENT LLC 525 MARKET ST 12TH FL SAN FRANCISCO CA 94105-	Record	5.50%

Administrator Class	WELLS FARGO BANK FBO SMALL COMPANY GROWTH I ATTN: MUTUAL FUND OPS P.O. BOX 1533 MINNEAPOLIS, MN 55480-1533	Record	63.88%

	VANGUARD FIDUCIARY TRUST COMPANY ATTN: OUTSIDE FUNDS PO BOX 2600 VALLEY FORGE, PA 19482-2600	Record	14.95%

	NFSC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	Record	6.33%

70

Fund	Name and Address	Type of Ownership	Percentage of Class
Small Company Value Fund
Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT EXCLUSIVELY FBO THE CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	40.53%

	WELLS FARGO BANK WEST NA VARIOUS FASCORP RECORDKEPT PLANS 8515 E ORCHARD RD GREENWOOD VILLAGE CO 80111-5002	Record	8.06%

	VANGUARD FIDUCIARY TRUST COMPANY ATTN: OUTSIDE FUNDS PO BOX 2600 VALLEY FORGE, PA 19482-2600	Record	8.09%

	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	5.51%

Class B	AMERICAN ENTERPRISE INVESTMENT SERVICES P.O. BOX 9446 MINNEAPOLIS, MN 55440-9446	Record	22.24%

Class C	AMERICAN ENTERPRISE INVESTMENT SERVICES P.O. BOX 9446 MINNEAPOLIS, MN 55440-9446	Record	10.77%

Administrator Class	WELLS FARGO BANK N.A. FBO OMNIBUS ACCOUNT R/R C/O MUTUAL FUND PROCESSING P.O. BOX 1533 MINNEAPOLIS, MN 55480-1533	Record	41.83%

	NFSC LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	Record	34.75%

	LUBRIZOL EMPLOYEES PSSP STATE STREET BANK 105 ROSEMONT AVENUE WESTWOOD MA 02090-2318	Record	6.77%

	NFS LLC FEBO THE NORTHERN TRUST COMPANY PO BOX 92956 CHICAGO IL 60675-2956	Record	6.50%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

71

OTHER

The Trust’s Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 “F” Street NE, in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP’s address is 1601 Market Street, Philadelphia, PA 19103.

FINANCIAL INFORMATION

The portfolios of investments and audited financial statements for the Funds for the fiscal year ended September 30, 2005, and the unaudited financial statements for the Funds for the semi-annual period ended March 31, 2006, are hereby incorporated by reference to the Funds’ Annual Reports and Semi-Annual Reports, respectively.

72

WELLS FARGO FUNDS TRUST

Telephone: 1-800-222-8222

STATEMENT OF ADDITIONAL INFORMATION

August 31, 2006

WELLS FARGO ADVANTAGE C&B MID CAP VALUE FUND

WELLS FARGO ADVANTAGE COMMON STOCK FUND

WELLS FARGO ADVANTAGE DISCOVERY FUNDSM

WELLS FARGO ADVANTAGE ENTERPRISE FUNDSM

WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND

WELLS FARGO ADVANTAGE MID CAP GROWTH FUND

WELLS FARGO ADVANTAGE OPPORTUNITY FUNDSM

WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND

WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND

WELLS FARGO ADVANTAGE SMALL CAP OPPORTUNITIES FUND

WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND

WELLS FARGO ADVANTAGE SMALL/MID CAP VALUE FUND

Class A, Class B, Class C, Class D, Class Z,

Administrator Class, Advisor Class, Investor Class and Institutional Class

Wells Fargo Funds Trust (the “Trust”) is an open-end, management investment company. This Statement of Additional Information (“SAI”) contains additional information about twelve funds in the Wells Fargo Funds Trust family of funds (each, a “Fund” and collectively, the “Funds”) – the Wells Fargo Advantage C&B Mid Cap Value, Common Stock, Discovery, Enterprise, Mid Cap Disciplined, Mid Cap Growth, Opportunity, Small Cap Disciplined, Small Cap Growth, Small Cap Opportunities, Small Cap Value and Small/Mid Cap Value Funds. The Small Cap Opportunities Fund and the Small Cap Value Fund are closed to new investors. Class Z shares are currently available only to certain qualified investors. Please see the Class Z shares prospectus for further details. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares. Prior to the date of this SAI, the Administrator Class was named the Institutional Class and the Institutional Class was named the Select Class.

Funds	A, B and C	D	Z	Administrator	Advisor	Institutional	Investor
C&B Mid Cap Value Fund	•	•		•		•
Common Stock Fund	•		•
Discovery Fund				•		•	•
Enterprise Fund				•	•	•	•
Mid Cap Disciplined Fund				•		•	•
Mid Cap Growth Fund	•		•
Opportunity Fund				•	•		•
Small Cap Disciplined Fund				•		•	•
Small Cap Growth Fund	•		•	•		•
Small Cap Opportunities Fund				•
Small Cap Value Fund	•		•
Small/Mid Cap Value Fund				•		•	•

This SAI is not a prospectus and should be read in conjunction with the Funds’ Prospectuses (“Prospectuses”) dated February 1, 2006 or August 31, 2006, as applicable. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the Funds, which include the portfolios of investments and report of independent registered public accounting firm for the year ended October 31, 2005, and the unaudited financial statements for the Funds for the semi-annual period ended April 30, 2006, are hereby incorporated by reference to the Funds’ Annual Reports and Semi-Annual Reports, respectively. The Prospectuses, Annual Reports and Semi-Annual Reports may be obtained without charge by visiting our Web site at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to Wells Fargo Advantage Funds, P.O. Box 8266, Boston, MA 02266-8266.

RT 59073	SMCS/FASAI005 (08/06)

i

HISTORICAL FUND INFORMATION

On March 25, 1999, the Board of Trustees of Norwest Advantage Funds (“Norwest”), the Board of Directors of Stagecoach Funds, Inc. (“Stagecoach”) and the Board of Trustees of the Trust (each, a “Trustee” and collectively, the “Board” or “Trustees”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios into certain Funds of the Trust. Prior to November 5, 1999, the effective date of the Reorganization of the Funds and the predecessor Norwest and Stagecoach portfolios, the Funds had only nominal assets.

On December 16, 2002, the Board of Trustees of The Montgomery Funds and The Montgomery Funds II (“Montgomery”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Montgomery portfolios into various Funds of the Trust. The effective date of the reorganization was June 9, 2003.

On February 18, 2004, the Board of Trustees of The Advisors’ Inner Circle Fund (“AIC Trust”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor AIC Trust portfolios into various Funds of the Trust. The effective date of the reorganization was July 26, 2004.

In August and September 2004, the Board of Directors of the Strong family of funds (“Strong”) and the Board of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005.

The Small Cap Opportunities Fund described in this SAI was created as part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. (“Wells Fargo Bank” or the “Custodian”) and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. (“NIM”), into a single mutual fund complex; the Mid Cap Growth Fund and Small Cap Growth Fund described in this SAI were created as part of the reorganization of certain of the funds of the Montgomery family of funds into certain of the Wells Fargo Advantage FundsSM. The C&B Mid Cap Value Fund described in this SAI was created as part of the reorganization of the certain portfolios of AIC Trust into certain funds of the Trust. The Common Stock Fund, Discovery Fund, Enterprise Fund, Mid Cap Disciplined Fund, Opportunity Fund, Small Cap Disciplined Fund, Small Cap Value Fund and Small/Mid Cap Value Fund described in this SAI were created as part of the reorganization of Strong, advised by Strong Capital Management, Inc. (“SCM”), and the Wells Fargo Advantage Funds, advised by Wells Fargo Funds Management, LLC (“Funds Management” or the “Adviser”) into a single mutual fund complex. The reorganization between Stagecoach and Norwest followed the merger of the advisers’ parent companies. The reorganization between Montgomery and the Trust followed the Funds’ adviser’s parent company purchasing certain parts of the institutional and retail investment management business of the Montgomery funds’ adviser, Montgomery Asset Management, LLC (“MAM”). The reorganization between AIC Trust and the Trust followed the Funds’ adviser entering into an agreement with the predecessor portfolio’s adviser to “adopt”/support a reorganization of the predecessor portfolio with and into the Fund. The reorganization between Strong and the Wells Fargo Advantage Funds followed the acquisition of certain asset management arrangements of SCM by Wells Fargo & Company.

The chart below indicates the predecessor Stagecoach, Norwest, Montgomery, C&B and Strong funds that are the accounting survivors of the Wells Fargo Advantage Funds listed below.

Wells Fargo Advantage Funds	Predecessor Funds
C&B Mid Cap Value Fund	C&B Mid Cap Value Portfolio

Common Stock Fund	Strong Advisor Common Stock Fund

Discovery Fund	Strong Discovery Fund

Enterprise Fund	Strong Enterprise Fund

Mid Cap Disciplined Fund	Strong Mid Cap Disciplined Fund

Mid Cap Growth Fund	Montgomery Mid Cap Fund

Opportunity Fund	Strong Opportunity Fund

Small Cap Disciplined Fund	Strong Small Company Value Fund

Small Cap Growth Fund	Montgomery Small Cap Fund

Small Cap Opportunities Fund	Norwest Small Cap Opportunities Fund

Small Cap Value Fund	Strong Advisor Small Cap Value Fund

Small/Mid Cap Value Fund	Strong Small/Mid Cap Value Fund

1

The C&B Mid Cap Value Fund commenced operations on July 26, 2004, as successor to the C&B Mid Cap Value Portfolio. The predecessor fund was organized on November 19, 2001, as the successor-in-interest to the UAM Cooke & Bieler, Inc.’s C&B Mid Cap Equity Portfolio, which commenced operations on February 18, 1998.

The Common Stock Fund commenced operations on April 11, 2005, as successor to the Strong Advisor Common Stock Fund, a series of Strong Common Stock Fund, Inc. The predecessor Strong Advisor Common Stock Fund commenced operations on December 29, 1989.

The Discovery Fund commenced operations on April 11, 2005, as successor to the Strong Discovery Fund, a series of Strong Discovery Fund, Inc. The predecessor Strong Discovery Fund commenced operations on December 31, 1987.

The Enterprise Fund commenced operations on April 11, 2005, as successor to the Strong Enterprise Fund, a series of Strong Equity Funds, Inc. The predecessor Strong Enterprise Fund commenced operations on September 30, 1998.

The Mid Cap Disciplined Fund commenced operations on April 11, 2005, as successor to the Strong Mid Cap Disciplined Fund, a series of Strong Equity Funds, Inc. The predecessor Strong Mid Cap Disciplined Fund commenced operations on December 31, 1998.

The Mid Cap Growth Fund commenced operations on June 9, 2003 as successor to the Montgomery Mid Cap Fund and the Wells Fargo Mid Cap Growth Fund. The Montgomery Mid Cap Fund, which commenced operations on December 30, 1994, is considered the surviving entity for accounting purposes. The performance history and financial highlights shown for periods prior to June 9, 2003 are the performance history and financial highlights of the Mid Cap Fund.

The Opportunity Fund commenced operations on April 11, 2005, as successor to the Strong Opportunity Fund, a series of Strong Opportunity Fund, Inc. The predecessor Strong Opportunity Fund commenced operations on December 31, 1985.

The Small Cap Disciplined Fund commenced operations on April 11, 2005, as successor to the Strong Small Company Value Fund, a series of Strong Equity Funds II, Inc. The predecessor Strong Small Company Value Fund commenced operations on March 28, 2002.

The Small Cap Growth Fund commenced operations on June 9, 2003 as successor to the Montgomery Small Cap Fund. The predecessor fund commenced operations on July 13, 1990. The performance history and financial highlights shown for periods prior to June 9, 2003 are the performance history and financial highlights of the predecessor fund. The Small Cap Growth Fund changed its name from the Montgomery Small Cap Fund to the Small Cap Growth Fund effective April 11, 2005.

The Small Cap Opportunities Fund commenced operations on November 8, 1999, as successor to the Small Cap Opportunities Fund of Norwest. The predecessor Norwest Small Cap Opportunities Fund commenced operations on August 1, 1993. As of May 17, 2002, the Class A and Class B shares were exchanged for Institutional Class shares and the Class A and Class B shares were no longer offered by the Fund.

The Small Cap Value Fund commenced operations on April 11, 2005, as successor to the Strong Advisor Small Cap Value Fund, a series of Strong Equity Funds, Inc. The predecessor Strong Advisor Small Cap Value Fund commenced operations on December 31, 1997. The Small/Mid Cap Value Fund commenced operations on April 11, 2005, as successor to the Strong Small/Mid Cap Value Fund, a series of Strong Equity Funds II, Inc. The predecessor Strong Small/Mid Cap Value Fund commenced operations on March 28, 2002.

INVESTMENT POLICIES

Fundamental Investment Policies

Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

2

The Funds may not:

(1)	purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit a Fund’s investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, or (iii) repurchase agreements;

(2)	purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3)	borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4)	issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(5)	make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6)	underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting;

(7)	purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

(8)	purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies

Each Fund has adopted the following non-fundamental policies, which may be changed by the Trustees of the Trust at any time without approval of such Fund’s shareholders.

(1)	Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

(2)	Each Fund may not invest or hold more than 15% of the Fund’s net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3)	Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission (“CFTC”) for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.

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(4)	Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund’s total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(5)	Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund’s investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

(6)	Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(7)	Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(8)	Each Fund that is subject to Rule 35d-1 (the “Names Rule”) under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

Shareholders will receive at least 60 days notice of any change to a Fund’s non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type:

“Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General

Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

Set forth below are descriptions of certain investments and additional investment policies for the Funds. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

Bank Obligations

The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

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Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”). Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Borrowing

The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Closed-End Investment Companies

The Funds may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. The Funds will invest in such companies when, in the adviser’s judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

Commercial Paper

The Funds may invest in commercial paper (including variable amount master demand notes) which refer to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization (“NRSRO”).

Convertible Securities

The Funds may invest in convertible securities that provide current income and that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer’s capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer’s common stock through the conversion feature. Fluctuations in the convertible security’s price can reflect changes in the market value of the common stock or changes in market interest rates.

Custodial Receipts for Treasury Securities

The Funds may purchase participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

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Derivative Securities

The Funds may invest in various instruments that may be considered “derivative securities,” securities that derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate, including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators (“References”) or the relative change in two or more References. Futures contracts and options transactions are also considered types of derivative securities, and are described more fully under the heading “Futures Contracts and Options Transactions” below.

A Fund often invests in derivative securities as a “hedge” against fluctuations in the value of the other securities in that Fund’s portfolio, although a Fund may also invest in certain derivative securities for investment purposes only. While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund’s portfolio does not follow the adviser’s expectations. If the adviser’s expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund’s investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force of the Fund to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer’s credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with the Funds’ investment objectives, policies and quality standards, consider making investments in such new types of derivative securities.

Additional risks of derivative securities include: the risk of the disruption of the Fund’s ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (i.e., exposure to adverse price changes).

The adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund’s investment objective, does not expose a Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board concerning the use of derivatives.

A Fund’s use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in “illiquid securities,” including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate “cover” in compliance with the U.S. Securities and Exchange Commission (“SEC”) rules limiting the use of leverage.

Emerging Market Securities

Certain Funds invest in equity securities of companies in “emerging markets.” The Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world’s major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust securities. The Funds may invest in American Depositary Receipts (“ADRs”), Canadian Depositary Receipts (“CDRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”) of such issuers.

Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

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There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

Floating- and Variable-Rate Obligations

The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund’s portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risk.

The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Foreign Obligations and Securities

The Funds may invest in foreign company stocks which may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer’s home country. Concentrated investment in any single country, especially a less developed country, would make the Fund’s value more sensitive to economic, currency and regulatory changes within that country.

The Funds may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which the Funds may invest may be subject to foreign withholding and other taxes that could reduce the return on these obligations. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject.

The Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

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The Funds may enter into currency forward contracts (“forward contracts”) to attempt to minimize the risk to a Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

The Funds may also invest in foreign securities through ADRs, CDRs, EDRs, IDRs and GDRs or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

For temporary defensive purposes, Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

Forward Commitments, When-Issued and Delayed-Delivery Transactions

The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

The Funds will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund’s commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Futures Contracts and Options Transactions

In General. The Funds may enter into and engage in futures contracts and options transactions as discussed below. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of

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the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer’s futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value (“NAV”) of the relevant Fund.

The Funds may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Funds’ futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

The Trust has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) in accordance with Rule 4.5 of the CEA, and therefore, the Trust is not subject to registration or regulation as a commodity pool operator under the CEA.

Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Custodian in the broker’s name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

The Funds may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

Options Trading. The Funds may purchase or sell options on individual securities or options on indices of securities. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

The Funds will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund’s custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. The Funds will write put options only if they are “secured” by liquid assets maintained in a segregated account by the Funds’ custodian in an amount not less than the exercise price of the option at all times during the option period.

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Each Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

Below is a description of some of the types of options in which certain Funds may invest.

Stock Index Options. The Funds may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund’s portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

Stock Index Futures and Options on Stock Index Futures. The Funds may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Foreign Currency Futures Contracts and Foreign Currency Transactions. The Funds may invest in foreign currency futures contracts and foreign currency transactions which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see “Foreign Obligations and Securities” above). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price, will be secured by margin deposits, are regulated by the CFTC and are traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

The Funds may invest in foreign currency transactions. Foreign currency transactions, such as forward foreign currency exchange contracts, are also contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. Despite these differences, foreign currency futures contracts and foreign currency transactions (together, “Currency Futures”) entail largely the same risks, and therefore the remainder of this section will describe the two types of securities together.

Because the Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

A Fund will purchase and sell Currency Futures in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a Currency Future as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a Currency Future to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These Currency Futures will be used only as a hedge against anticipated

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currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

The use of Currency Futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of Currency Futures strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser’s judgment will be accurate. The use of Currency Futures also exposes a Fund to the general risks of investing in futures contracts: the risk of an illiquid market for the Currency Futures, the risk of exchange-imposed trading limits, and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its Currency Futures investments.

Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts. The Funds may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Funds’ portfolio securities which are the subject of the transaction.

Interest Rate and Index Swaps. The Funds may enter into interest rate and index swaps in pursuit of their investment objectives. Interest rate swaps involve the exchange by a Fund with another party of their commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of interest rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Funds. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive.

Future Developments. The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Fund’s investment objective and legally permissible for the Fund.

Illiquid Securities

The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the “1933 Act”) and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. The Funds may not invest or hold more than 15% of their net assets in illiquid securities.

Initial Public Offerings

Certain Funds may also invest in smaller companies and initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Loans of Portfolio Securities

Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of

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the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds’ investment adviser. Pursuant to an exemptive order granted by the SEC, the Custodian is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Money Market Instruments and Temporary Investments

The Funds may invest in the following types of high-quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers’ acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Services, Inc. (“Moody’s”) or “A-1” or “A-1—” by Standard & Poor’s Rating Group (“S&P”), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Funds, may be used for letter of credit-backed investments.

Other Investment Companies

The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Funds’ non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company (“3% Limit”); (ii) 5% of such Fund’s total assets with respect to any one investment company; and (iii) 10% of such Fund’s total assets. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

iShares. The Funds may invest in iShares Trust and iShares, Inc. (“iShares”) which are registered investment companies that consist of numerous separate series (each, an “iShares Fund”), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

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Participation Interests

The Funds may purchase participation interests in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

Privately Issued Securities

The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are “illiquid” are subject to the Funds’ policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements

The Funds may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully “collateralized,” as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund’s disposition of the security may be delayed or limited.

A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund’s net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales “against the box” means that the Fund owns the securities, which are placed in a segregated account until the transaction is closed out.

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The value of securities of any issuer in which a Fund maintains a short position that is not “against the box” may not exceed the lesser of 5% of the value of the Fund’s net assets or 5% of the securities of such class of the issuer. A Fund’s ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

Short sales by a Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If a Fund makes a short sale “against the box,” the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Funds and their shareholders.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined under the 1940 Act, unless the sale is “against the box” and the securities sold are placed in a segregated account (not with the broker), or unless the Fund’s obligation to deliver the securities sold short is “covered” by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by each Fund will be “against the box,” or the Fund’s obligation to deliver the securities sold short will be “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

Small Company Securities

Investments in small capitalization companies carries greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies’ securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

Investment in small, unseasoned issuers generally carries greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

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Synthetic Convertible Securities

The Funds may invest in “synthetic” convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Unrated Investments

The Funds may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.

U.S. Government Obligations

The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government obligations”). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and Government National Mortgage Association (“GNMA”) certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association (“FNMA”) notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Warrants

The Funds may invest in warrants. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. A Fund may only purchase warrants on securities in which the Fund may invest directly. Warrants have no voting rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within a specified time period.

MANAGEMENT

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Organization and Management of the Funds.”

Trustees and Officers

The Board supervises each Fund’s activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

General. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consist of 142 funds comprising the Trust, Wells Fargo Variable Trust and Master Trust (collectively the “Fund Complex” or the “Trusts”). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74.

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In the table below and throughout this section, information for Trustees who are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“Independent Trustees”), appears separately from the information for the “interested” Trustee. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.

Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships

INDEPENDENT TRUSTEES

Thomas S. Goho, 63	Trustee, since 1987	Chair of Finance, Wake Forest University, since 2006. Wake Forest University, Calloway School of Business and Accountancy, Benson-Pruitt Professorship since 1999. Associate Professor of Finance 1994 to 1999.	N/A

Peter G. Gordon, 63	Trustee, since 1998; (Chairman, since 2001).	Chairman, CEO and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	N/A

Richard M. Leach, 73	Trustee, since 1987	Retired. President of Richard M. Leach Associates (a financial consulting firm).	N/A

Olivia Mitchell, 53	Trustee, since 2006	Professor of Insurance and Risk Management, Wharton School, University of Pennsylvania. Director of the Boettner Center on Pensions and Retirement Research. Research Associate and Board member, Penn Aging Research Center. Research Associate, National Bureau of Economic Research.	N/A

Timothy J. Penny, 54	Trustee, since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	N/A

Donald C. Willeke, 66	Trustee, since 1996	Principal of the law firm of Willeke & Daniels.	N/A

INTERESTED[2] TRUSTEE

J. Tucker Morse, 61	Trustee, since 1987	Private Investor/Real Estate Developer.	N/A

OFFICERS

Karla M. Rabusch, 46	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. President of Wells Fargo Funds Management, LLC. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from March 2001 to March 2003. Vice President of Wells Fargo Bank, N.A. from December 1997 to May 2000.	N/A

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Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
A. Erdem Cimen, 32	Treasurer, since 2006	Vice President of Wells Fargo Bank, N.A. and Vice President of Financial Operations for Wells Fargo Funds Management, LLC. Vice President and Group Finance Officer of Wells Fargo Bank, N.A. Auto Finance Group from 2004 to 2006. Vice President of Portfolio Management for Wells Fargo Bank, N.A. Auto Finance Group in 2004. Director of Small Business Services Risk Management for American Express Travel Related Services from 2000 to 2001.	N/A

C. David Messman, 46	Secretary, since 2000	Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. and Senior Vice President and Secretary of Wells Fargo Funds Management, LLC. Vice President and Senior Counsel of Wells Fargo Bank, N.A. from 1996 to 2003.	N/A

Dorothy Peters, 44	Chief Compliance Officer, since 2004	Head of Mutual Fund Compliance for Wells Fargo Bank and Wells Fargo Funds Management, LLC from 1995 to 2002; Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2004In 2002, Ms. Peters left Wells Fargo Funds Management, LLC to pursue personal goals.	N/A

[1]	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
[2]	Basis of Interestedness. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

Committees. All of the independent Trustees are also members of the Trust’s Governance Committee and Audit Committee.

(1) Governance Committee. Whenever a vacancy occurs on the Board, the Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management. Pursuant to the Trust’s charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Committee meets only as necessary, and met twice during the Funds’ most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

(2) Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent registered public accounting firms on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds’ most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

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Compensation. Prior to January 1, 2006, each Trustee received an annual retainer (payable quarterly) of $80,000 from the Fund Complex. Each Trustee also received a combined fee of $9,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairman (formerly referred to as the Lead Trustee) of the Fund Complex received an additional $25,000 annual retainer for the additional work and time devoted by the Chairman.

Effective January 1, 2006, each Trustee receives an annual retainer (payable quarterly) of $102,000 from the Fund Complex. Each Trustee also receives a combined fee of $12,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson of the Fund Complex receives an additional $34,000 annual retainer and the Chairperson of the Audit Committee receives an additional $12,000 annual retainer, for the additional work and time devoted by the Chairperson.

The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust’s Officers are not compensated by the Trust for their services. For the fiscal year ended September 30, 2005, the Trustees received the following compensation:

Compensation Table

Year Ended September 30, 2005*

	Interested Trustees		Independent Trustees**
Fund Name	Robert C. Brown***	J. Tucker Morse	Peter G. Gordon	Richard M. Leach	Thomas S. Goho	Timothy J. Penny	Donald C. Willeke
C&B Mid Cap Value Fund	$583	$856	$1,008	$856	$856	$856	$856
Common Stock Fund	$583	$856	$1,008	$856	$856	$856	$856
Discovery Fund	$583	$856	$1,008	$856	$856	$856	$856
Enterprise Fund	$583	$856	$1,008	$856	$856	$856	$856
Mid Cap Disciplined Fund	$583	$856	$1,008	$856	$856	$856	$856
Mid Cap Growth Fund	$583	$856	$1,008	$856	$856	$856	$856
Opportunity Fund	$583	$856	$1,008	$856	$856	$856	$856
Small Cap Disciplined Fund	$583	$856	$1,008	$856	$856	$856	$856
Small Cap Growth Fund	$583	$856	$1,008	$856	$856	$856	$856
Small Cap Opportunities Fund	$583	$856	$1,008	$856	$856	$856	$856
Small Cap Value Fund	$583	$856	$1,008	$856	$856	$856	$856
Small/Mid Cap Value Fund	$583	$856	$1,008	$856	$856	$856	$856
Total Compensation from the Fund Complex****	$81,000	$119,000	$140,250	$119,000	$119,000	$119,000	$119,000

*	The Mid Cap Growth, Small Cap Growth and Small Cap Opportunities Funds changed their fiscal year ends from September 30 to October 31.
**	Effective January 1, 2006, Olivia Mitchell is an Independent member of the Board of Trustees.
***	Retired as of April 5, 2005.
****	Includes Trustee compensation received by other funds within the entire Fund Complex (consisting of 142 funds).

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Compensation Table

Period Ended October 31,, 2005*

	Interested Trustees	Independent Trustees**
Fund Name	J. Tucker Morse	Peter G. Gordon	Richard M. Leach	Thomas S. Goho	Timothy J. Penny	Donald C. Willeke
C&B Mid Cap Value Fund	$144	$189	$144	$144	$144	$144
Common Stock Fund	$144	$189	$144	$144	$144	$144
Discovery Fund	$144	$189	$144	$144	$144	$144
Enterprise Fund	$144	$189	$144	$144	$144	$144
Mid Cap Disciplined Fund	$144	$189	$144	$144	$144	$144
Mid Cap Growth Fund	$144	$189	$144	$144	$144	$144
Opportunity Fund	$144	$189	$144	$144	$144	$144
Small Cap Disciplined Fund	$144	$189	$144	$144	$144	$144
Small Cap Growth Fund	$144	$189	$144	$144	$144	$144
Small Cap Opportunities Fund	$144	$189	$144	$144	$144	$144
Small Cap Value Fund	$144	$189	$144	$144	$144	$144
Small/Mid Cap Value Fund	$144	$189	$144	$144	$144	$144
Total Compensation from the Fund Complex****	$20,000	$26,250	$20,000	$20,000	$20,000	$20,000

*	The Funds changed their fiscal year end from September 30 to October 31.
**	Effective January 1, 2006, Olivia Mitchell is an Independent member of the Board of Trustees.
***	Retired as of April 5, 2005
****	Includes Trustee compensation received by other funds within the entire Fund Complex (consisting of 142 funds).

Beneficial Equity Ownership Information. As of the calendar year ended December 31, 2005, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of equity securities beneficially owned by the Trustees in the Funds, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

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Beneficial Equity Ownership in the Funds and Fund Complex

Calendar Year Ended December 31, 2005

	Dollar Range of Equity Securities in the Funds
Trustee*	C&B Mid Cap ValueSM	Common Stock**	Discovery**	Enterprise**	Mid Cap Disciplined**	Mid Cap Growth	Opportunity**	Small Cap Disciplined**	Small Cap Growth	Small Cap Opportunities	Small Cap Value**	Small/ Mid Cap Value**	Aggregate Dollar Range of Equity Securities of Fund Complex***
Independent Trustees
Thomas S. Goho	0	0	0	0	0	0	0	0	0	0	0	0	D

Peter G. Gordon	B	0	0	A	B	B	0	0	0	A	0	0	D

Richard M. Leach	0	0	0	0	0	0	0	0	0	0	0	0	D

Timothy J. Penny	0	0	0	0	0	0	0	0	0	0	0	0	D

Donald C. Willeke	0	0	0	0	0	0	0	0	A	0	0	C	D

Interested Trustee

J. Tucker Morse	0	0	0	0	0	0	0	0	D	B	0	0	D

*	Robert C. Brown former interested Trustee, retired as of April, 5, 2005. Effective January 1, 2006, Olivia Mitchell is an Independent member of the Board of Trustees.
**	These Funds commenced operations on April 11, 2005.
***	Includes Trustee ownership in shares of other funds within the entire Fund Complex (consisting of 142 funds).

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Ownership of Securities of Certain Entities. None of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Investment Adviser

Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

Affiliated Advisory Programs. Funds Management, on behalf of participants in programs managed by Funds Management, may invest a portion of the program’s assets in any one Wells Fargo Advantage Fund that could represent a significant portion of the Fund’s assets. In such an instance, Funds Management’s decision to make changes to or rebalance the program’s allocations may substantially impact the Fund’s performance.

As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below of each Fund’s average daily net assets:

Fee
Fund	Prior to 8/1/04	Effective 8/1/04
C&B Mid Cap Value Fund	N/A	First $500M Next $500M Next $2B Next $2B Over $5B	0.75 0.70 0.65 0.625 0.60	% % % % %

Common Stock Fund	N/A	First $500M Next $500M Next $2B Next $2B Over $5B	0.75 0.70 0.65 0.625 0.60	% % % % %

Discovery Fund	N/A	First $500M Next $500M Next $2B Next $2B Over $5B	0.75 0.70 0.65 0.625 0.60	% % % % %

Enterprise Fund	N/A	First $500M Next $500M Next $2B Next $2B Over $5B	0.75 0.70 0.65 0.625 0.60	% % % % %

Mid Cap Disciplined Fund	N/A	First $500M Next $500M Next $2B Next $2B Over $5B	0.75 0.70 0.65 0.625 0.60	% % % % %

Mid Cap Growth	0.75	First $500M Next $500M Next $2B Next $2B Over $5B	0.75 0.70 0.65 0.625 0.60	% % % % %

Opportunity Fund	N/A	First $500M Next $500M Next $2B Next $2B Over $5B	0.75 0.70 0.65 0.625 0.60	% % % % %

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	Fee
Fund	Prior to 8/1/04	Effective 8/1/04
Small Cap Disciplined	N/A	First $500M Next $500M Next $2B Next $2B Over $5B	0.90 0.85 0.80 0.775 0.75	% % % % %

Small Cap Growth	0.90	First $500M Next $500M Next $2B Next $2B Over $5B	0.90 0.85 0.80 0.775 0.75	% % % % %

Small Cap Opportunities	0.90	First $500M Next $500M Next $2B Next $2B Over $5B	0.90 0.85 0.80 0.775 0.75	% % % % %

Small Cap Value Fund	N/A	First $500M Next $500M Next $2B Next $2B Over $5B	0.90 0.85 0.80 0.775 0.75	% % % % %

Small/Mid Cap Value Fund	N/A	First $500M Next $500M Next $2B Next $2B Over $5B	0.90 0.85 0.80 0.775 0.75	% % % % %

Advisory Fees Paid. Advisory fees paid by each Fund are shown in the tables below.

Small Cap Opportunities Fund. For the fiscal periods shown in the table below, the Small Cap Opportunities Fund paid the following advisory fees, and Funds Management waived the indicated fees:

	Period Ended 10/31/05*		Year Ended 9/30/05		Year Ended 9/30/04		Year Ended 9/30/03
Fund	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Small Cap Opportunities	$492,087	$72,351	$613,435	$5,895,061	$3,812,874	$489,974	$2,523,917	$336,170

*	The Fund changed its fiscal year-end from September 30 to October 31.

Former C&B Fund. As discussed in the “Historical Fund Information” section, the C&B Mid Cap Value Fund was created as part of the reorganization of certain portfolios of AIC Trust into certain Funds of Funds Trust, which occurred on July 26, 2004. Prior to the reorganization, Cooke & Bieler, L.P. (“C&B”) served as the investment adviser to the predecessor portfolio of the Fund, and was entitled to receive an annual fee equal to 0.63% of the average daily net assets of the predecessor portfolio. Therefore, the table below shows the advisory fees paid by the Fund and the predecessor portfolio of the Fund to the respective investment adviser.

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	Year Ended 10/31/05 Funds Mgmt		7/26/04 - 10/31/04 Funds Mgmt		11/1/03 - 7/25/04 C&B		Year Ended 10/31/03 C&B
Fund	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
C&B Mid Cap Value Fund	$5,148,877	$679,531	$934,668	$186,320	$2,072,844	$0	$1,019,789	$0

Former Montgomery Funds. As discussed in the “Historical Fund Information” section, the Mid Cap Growth and Small Cap Growth Funds were created as part of the reorganization of certain portfolios of Montgomery into certain Funds of the Trust, which occurred on June 9, 2003. Prior to the reorganization, Wells Capital Management Incorporated (“Wells Capital Management” or “WCM”) and MAM served as the investment advisers to the predecessor portfolios of these Funds.

For the period from January 17, 2003 through June 8, 2003, Wells Capital Management served as the investment adviser to the predecessor portfolios of the Mid Cap Growth and Small Cap Growth Funds pursuant to an interim investment management agreement. Prior to January 17, 2003, MAM served as the investment adviser to the predecessor portfolios of these Funds. Under the interim agreement, the contractual investment advisory fees were the same as those under the prior agreement with MAM. The fees were as follows:

Fund	Average Daily Net Assets	Annual Fee Rate
Mid Cap Growth	$0 –200M >$200M	1.40 1.25	% %
Small Cap Growth	$0 –250M >$250M	1.00 0.80	% %

The table below shows the advisory fees paid by either these Funds or their predecessor portfolios. For the periods indicated below, these Funds or their predecessor portfolios paid the following advisory fees and the respective investment adviser waived the indicated amounts:

Fund	One-Month Period Ended 10/31/05* Funds Mgmt		Year Ended 9/30/05 Funds Mgmt		Year Ended 9/30/04 Funds Mgmt
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Mid Cap Growth	$99,324	$926	$1,044,520	$10,792	$686,255	$70,572
Small Cap Growth	$174,711	$33,154	$1,541,119	$293,541	$555,417	$269,751

Fund	Three-Month Period Ended 9/30/03 Funds Mgmt		1/17/03-6/30/03** Funds Mgmt/WCM		7/1/02-1/16/03** MAM
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Mid Cap Growth	$176,561	$0	$433,850	$9,445	$345,344	$281,043
Small Cap Growth	$88,254	$41,070	$166,184	$27,408	$190,365	$25,486

*	The Funds changed their fiscal year ends from September 30 to October 31.
**	For the fiscal year ended June 30, 2003, the predecessor portfolios to the Funds paid advisory fees to MAM for the period of July 1, 2002 through January 16, 2003, and to Wells Capital Management for the period of January 17, 2003 through June 8, 2003. The Funds paid advisory fees to Funds Management for the period of June 9, 2003 through June 30, 2003.

Former Strong Funds. As discussed in the “Historical Fund Information” section, the Common Stock Fund, Discovery Fund, Enterprise Fund, Mid Cap Disciplined Fund, Opportunity Fund, Small Cap Disciplined Fund, Small Cap Value Fund

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and Small/Mid Cap Value Fund were created as part of the reorganization of certain portfolios of Strong into certain Funds of the Trust. Prior to the reorganization, SCM and Funds Management served as the investment advisers to the predecessor portfolios of these Funds. For the period between January 1, 2005 and April 8, 2005 (the “Interim Period”), Funds Management served as the investment adviser to the predecessor portfolios of these Funds pursuant to an interim investment management agreement. Prior to January 1, 2005, SCM served as the investment adviser to the predecessor portfolios of these Funds. Under the interim agreement, the contractual investment advisory fees payable to Funds Management were the same as those under the prior agreement with SCM. The fees were as follows:

Fund	Average Daily Net Assets	Annual Rate (as a percentage of net assets)
Common Stock Fund Enterprise Fund Mid Cap Disciplined Fund Opportunity Fund Small Cap Disciplined Fund Small Cap Value Fund Small/Mid Cap Value Fund	First $4B Next $2 Over $6B	0.75 0.725 0.70	% % %

Discovery Fund	All Asset Levels	0.75%

The table below shows the advisory fees paid by either these Funds or their predecessor portfolios. For the fiscal periods indicated below, these Funds or their predecessor portfolios paid the following advisory fees to the investment adviser listed below and the respective investment adviser waived the indicated amounts. While payments are being made to the same adviser, Funds Management, payments for ‘05 were paid out under different advisory contracts. The tables below reflect the separate payments made on 2005.

Fund	Period Ended 10/31/05*		Year Ended 12/31/04		Year Ended 12/31/03		Year Ended 12/31/02**
	Fees Paid to Funds Mgmt	Fees Waived by Funds Mgmt	Fees Paid to SCM	Fees Waived by SCM	Fees Paid to SCM	Fees Waived by SCM	Fees Paid to SCM	Fees Waived by SCM
Common Stock	$4,704,406	$1,501,807	$10,389,540	$270,153	$11,789,247	$0	$12,132,512	$0
Discovery Fund	$828,660	$233,083.	$1,247,635	$34,169	$1,126,171	$0	$1,091,236	$0
Enterprise Fund	$1,028,957	$69,409	$2,021,316	$54,238	$1,952,745	$0	$2,224,861	$0
Mid Cap Disciplined	$2,591,327	$795,903	$3,718,339	$123,729	$1,908,727	$0	$1,138,558	$0
Opportunity	$8,839,239	$1,594261	$18,886,946	$505,321	$20,914,722	$0	$24,174,012	$0
Small Cap Disciplined	$804,529	$124,475	$607,642	$20,705	$123,814	$6,757	$12,620	$22,788
Small Cap Value	$11,682,276	$3,149,537	$14,993,191	$402,979	$11,574,236	$0	$8,058,301	$0
Small/Mid Cap Value	$165,319	$55,111	$93,363	$2,701	$25,425	$8,106	$4,773	$8,478

*	The Funds changed their fiscal year ends from December 31 to October 30.
**	Reflects fees for the period from March 28, 2002 (commencement of operations) through December 31, 2002.

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Fund	Period 01/01/05 through 04/10/05
	Fees Paid to Funds Mgmt	Fees Waived by Funds Mgmt
Common Stock	$2,547,142	$132,377
Discovery Fund	$373,507	$19,431
Enterprise Fund	$538,656	$26,577
Mid Cap Disciplined	$1,400,825	$72,659
Opportunity	$4,969,683	$260,154
Small Cap Disciplined	$301,239	$15,189
Small Cap Value	$5,146,887	$239,918
Small/Mid Cap Value	$40,519	$4,460

General. Each Fund’s Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any such party. A Fund’s Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Advisers

Funds Management has engaged Cooke & Bieler, L.P. (“C&B”), Schroder Investment Management North America Inc. (“Schroder”), and Wells Capital Management, an affiliate of Funds Management, to serve as investment sub-advisers to the Funds (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Subject to the direction of the Trust’s Board and the overall supervision and control of Funds Management and the Trust, the Sub-Advisers make recommendations regarding the investment and reinvestment of the Funds’ assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Advisers also furnish such additional reports and information as Funds Management and the Trust’s Board and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

For providing sub-advisory services, C&B, Schroder and Wells Capital Management are entitled to receive monthly fees at the annual rate as described below. These fees may be paid by Funds Management or directly by the Funds. If the sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

Fund	Sub-Adviser	Fee
C&B Mid Cap Value Fund	C&B	First $250M Next $250M Next $250M Over $750M	0.55 0.50 0.45 0.40	% % % %

Small Cap Opportunities Fund	Schroder	First $275M Over $275M	0.50 0.45	% %

Fund	Sub-Adviser	Fee Effective Prior to 1/1/06			Fee Effective 1/1/06
Common Stock Fund	Wells Capital Management	First $200M Over $200M	0.35 0.30	% %	First $100M Next $100M Over $200M	0.45 0.40 0.30	% % %

Discovery Fund	Wells Capital Management	First $200M Over $200M	0.35 0.30	% %	First $100M Next $100M Over $200M	0.45 0.40 0.35	% % %

Enterprise Fund	Wells Capital Management	First $200M Over $200M	0.35 0.30	% %	First $100M Next $100M Over $200M	0.45 0.40 0.30	% % %

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Fund	Sub-Adviser	Fee Effective Prior to 1/1/06			Fee Effective 1/1/06
Mid Cap Disciplined Fund	Wells Capital Management	First $200M Over $200M	0.35 0.30	% %	First $100M Next $100M Over $200M	0.45 0.40 0.30	% % %

Mid Cap Growth Fund	Wells Capital Management	First $200M Over $200M	0.25 0.20	% %	First $100M Next $100M Over $200M	0.45 0.40 0.30	% % %

Opportunity Fund	Wells Capital Management	First $200M Over $200M	0.35 0.30	% %	First $100M Next $100M Over $200M	0.45 0.40 0.30	% % %

Small Cap Disciplined Fund	Wells Capital Management	First $200M Over $200M	0.35 0.30	% %	First $100M Next $100M Over $200M	0.55 0.50 0.40	% % %

Small Cap Growth Fund	Wells Capital Management	First $200M Over $200M	0.25 0.20	% %	First $100M Next $100M Over $200M	0.55 0.50 0.40	% % %

Small Cap Value Fund	Wells Capital Management	First $200M Over $200M	0.35 0.30	% %	First $100M Next $100M Over $200M	0.55 0.50 0.40	% % %

Small/Mid Cap Value Fund	Wells Capital Management	First $200M Over $200M	0.35 0.30	% %	First $100M Next $100M Over $200M	0.45 0.40 0.35	% % %

Former Strong Funds. As discussed in the “Historical Fund Information” section, the Common Stock Fund, Discovery Fund, Enterprise Fund, Mid Cap Disciplined Fund, Opportunity Fund, Small Cap Disciplined Fund, Small Cap Value Fund and Small/Mid Cap Value Fund were created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust. Prior to the reorganization during the Interim Period, Wells Capital Management served as the investment sub-adviser to the predecessor portfolios of these Funds pursuant to an interim investment sub-advisory agreement and was entitled to receive a monthly fee at the annual rates indicated below of each predecessor fund’s average daily net assets.

Fund	Sub-Adviser	Fee
Common Stock Fund Discovery Fund Enterprise Fund Mid Cap Disciplined Fund Opportunity Fund Small Cap Disciplined Fund Small Cap Value Fund Small/Mid Cap Value Fund	Wells Capital Management	First $200M Over $200M	0.35 0.30	% %

Prior to January 1, 2005, SCM had not entered into any sub-advisory agreements with respect to the predecessor portfolios of these Funds.

Unaffiliated Sub-Advisers. The Funds listed below paid the following aggregate dollar amount of sub-advisory fees to the following unaffiliated sub-advisers for the past three fiscal years:

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Period Ended	Fund	Sub-Adviser	Fees Paid	Fees Waived/ Reimbursed
10/31/05	C&B Mid Cap Value Fund	C&B	$2,925,749	$0
10/01/05 -10/31/05	Small Cap Opportunities Fund	Schroder	$270,541	$0
9/30/05	Small Cap Opportunities Fund	Schroder	$3,108,079	$0
10/31/04	C&B Mid Cap Value Fund	C&B	$1,329,297	$0
9/30/04	Small Cap Opportunities Fund	Schroder	$2,297,925	$0
9/30/03	Small Cap Opportunities Fund	Schroder	$1,747,309	$0
9/30/02	Small Cap Opportunities Fund	Schroder	$2,105,560	$0

Portfolio Managers

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled “Portfolio Managers.” The information in this section is provided as of October 31, 2005, the most recent fiscal year end for the Funds managed by the portfolio manager listed below. These portfolio managers (each a “Portfolio Manager” and together, the “Portfolio Managers”) manage the investment activities of the Funds’ on a day-to-day basis as follows.

Fund	Sub-Adviser	Portfolio Managers

C&B Mid Cap Value Fund	C&B	Kermit S. Eck, CFA Daren Heitman, CFA Michael M. Meyer, CFA James R. Norris Edward W. O’Connor, CFA R. James O’Neil, CFA Mehul Trivedi, CFA

Common Stock Fund Opportunity Fund	Wells Capital Management	Ann M. Miletti Richard T. Weiss

Discovery Fund	Wells Capital Management	James M. Leach, CFA Thomas J. Pence, CFA

Enterprise Fund	Wells Capital Management	Sunjay Goel, CFA Thomas J. Pence, CFA

Mid Cap Disciplined Fund Small Cap Disciplined Fund	Wells Capital Management	Robert J. Costomiris, CFA

Mid Cap Growth Fund Small Cap Growth Fund	Wells Capital Management	Jerome “Cam” Philpott, CFA Stuart Roberts

Small Cap Opportunities Fund	Schroder	Jenny B. Jones

Small/Mid Cap Value Fund	Wells Capital Management	I. Charles Rinaldi

Management of Other Accounts. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under “Other Accounts.”

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	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts Managed
Portfolio Manager*	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed
C&B
Kermit S. Eck, CFA	5	$821.1M	0	$0	196	$2.6B
Daren Heitman, CFA	2	$237.9M	1	$51.3M	408	$5,428M
Michael M. Meyer, CFA	5	$821.1M	0	$0	197	$2.6B
James R. Norris	5	$821.1M	0	$0	199	$2.6B
Edward W. O’Connor, CFA	5	$821.1M	0	$0	199	$2.6B
R. James O’Neil, CFA	5	$821.1M	0	$0	196	$2.6B
Mehul Trivedi, CFA	5	$821.1M	0	$0	197	$2.6B
Schroder
Jenny B. Jones	3	$630M	6	$1.12B	5	$58.6M
Wells Capital Management
Robert J. Costomiris, CFA	3	$1.13M	1	$5.18M	0	0
Sunjay Goel, CFA	0	0	0	0	1	$5.5M
James M. Leach, CFA	2	$248M	8	$65M	6	$1M
Ann M. Miletti	3	$4.54B	1	$13M	44	$1.1B
Thomas J. Pence, CFA	7	$727M	8	$65M	59	$990M
Jerome “Cam” Philpott, CFA	5	$465M	4	$98M	9	$850M
Stuart Roberts	5	$465M	4	$98M	15	$890M
I. Charles Rinaldi	5	$2.20B	1	$127M	27	$543M
Richard T. Weiss	5	$4.64B	1	$13M	46	$1.1B

*	If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.

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	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts Managed
Portfolio Manager*	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed
C&B
Kermit S. Eck, CFA	0	$0	0	$0	1	$111M
Daren Heitman, CFA	0	$0	0	$0	1	$158.2M
Michael M. Meyer, CFA	0	$0	0	$0	1	$111M
James R. Norris	0	$0	0	$0	1	$111M
Edward W. O’Connor, CFA	0	$0	0	$0	1	$111M
R. James O’Neil, CFA	0	$0	0	$0	1	$111M
Mehul Trivedi, CFA	0	$0	0	$0	1	$111M
Schroder
Jenny B. Jones	0	$0	0	$0	0	$0
Wells Capital Management
Robert J. Costomiris, CFA	0	$0	0	$0	0	$0
Sunjay Goel, CFA	0	$0	0	$0	1	$5.5M
James M. Leach, CFA	0	$0	0	$0	0	$0
Ann M. Miletti	0	$0	0	$0	0	$0
Thomas J. Pence, CFA	0	$0	0	$0	0	$0
Jerome “Cam” Philpott, CFA	0	$0	0	$0	1	$184M
Stuart Roberts	0	$0	0	$0	1	$184M
I. Charles Rinaldi	0	$0	0	$0	1	$68M
Richard T. Weiss	0	$0	0	$0	0	$0

*	If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

Material Conflicts of Interest. The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, each Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, some Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, each Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.

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C&B. In the case of C&B, the Portfolio Managers manage accounts on a team basis. Performance and allocation of securities are closely monitored to ensure equal treatment. Accordingly, the Portfolio Managers have not experienced material conflicts of interests in managing multiple accounts.

Wells Capital Management. Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation. The Funds’ Portfolio Managers were compensated using the following compensation structures:

C&B Compensation. The C&B Portfolio Managers are compensated using substantially identical compensation structures for all accounts managed. They each receive a fixed cash salary and an annual bonus from a bonus pool based on the pre-tax performance of individual securities selected by the Portfolio Managers. C&B measures performance of securities against the Russell Mid Cap Value Index for the Mid Cap Value strategy accounts. Bonus allocations are determined by an annual peer review process conducted by the investment team. Allocations vary depending primarily on the four-year rolling investment results attributed to each individual security. The Portfolio Managers also receive a fixed deferred compensation. Partners of C&B receive a return proportionate to their investment based upon the firm’s overall success.

Wells Capital Management. Wells Capital Management’s Portfolio Managers are compensated with a fixed cash salary, pension and retirement plan. They receive incentive bonuses based in part on pre-tax annual and historical portfolio performance measured against the following benchmarks over a calendar year period:

Portfolio Manager	Benchmark
Robert J. Costomiris, CFA	Lipper Mid Cap Value Peer Group Lipper Small Cap Value Peer Group
Sunjay Goel, CFA	Russell Midcap Growth Index
James M. Leach, CFA	Russell 2500 Growth Index
Ann M. Miletti Richard T. Weiss	Russell Midcap Index
Thomas J. Pence, CFA	Russell 1000 Growth Index Russell Midcap Growth Index Russell 2500 Growth Index
Jerome “Cam” Philpott, CFA Stuart Roberts	Russell 2000 Growth Index Russell Midcap Growth Index
I. Charles Rinaldi	Russell 2500 Value Index

Bonuses are also based on an evaluation of contribution to client retention, asset growth and business relationships. Incentive bonuses for research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Investment team compensation structure is directly linked to the value added to clients’ portfolios as measured by the above-mentioned performance metrics. Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios.

Beneficial Ownership in the Funds. As of the Funds’ most recent fiscal year ended October 31, 2005, the table below shows for each Portfolio Manager, the amount of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

—	=	Not Applicable
0	=	$0
A	=	$1 - $10,000
B	=	$10,001 - $50,000
C	=	$50,001 - $100,000
D	=	$100,001 - $500,000
E	=	$500,001 - $1,000,000
F	=	over $1,000,000

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Beneficial Equity Ownership in the Funds

Portfolio Manager	C&B Mid Cap Value Fund	Common Stock Fund	Discovery Fund	Enterprise Fund	Mid Cap Disciplined Fund	Mid Cap Growth Fund	Opportunity Fund	Small Cap Disciplined Fund	Small Cap Growth Fund	Small Cap Opportunities Fund	Small Cap Value Fund	Small/ Mid Cap Value Fund
C&B
Kermit S. Eck	D	—	—	—	—	—	—	—	—	—	—	—
Daren Heitman, CFA	A	—	—	—	—	—	—	—	—	—	—	—
Michael M. Meyer	D	—	—	—	—	—	—	—	—	—	—	—
James R. Norris	D	—	—	—	—	—	—	—	—	—	—	—
Edward W. O’Connor	B	—	—	—	—	—	—	—	—	—	—	—
R. James O’Neil	D	—	—	—	—	—	—	—	—	—	—	—
Mehul Trivedi	D	—	—	—	—	—	—	—	—	—	—	—
Schroder
Jenny B. Jones	—	—	—	—	—	—	0	—	—	—	—	—
Wells Capital Management
Robert J. Costomiris, CFA	—	—	—	—	A	—	—	A	—	—	—	—
Sunjay Goel, CFA	—	—	—	A	—	—	—	—	—	—	—	—
James M. Leach, CFA	—	—	A	—	—	—	—	—	—	—	—	—
Ann M. Milette	—	E	—	—	—	—	E	—	—	—	—	—
Thomas J. Pence, CFA	—	—	0	B	—	—	—	—	—	—	—	—
Jerome C. Philpott, CFA	—	—	—	—	—	0	—	—	C	—	—	—
Stuart Roberts	—	—	—	—	—	0	—	—	E	—	—	—
I. Charles Rinaldi	—	—	—	—	—	—	—	—	—	—	F	F
Richard T. Weiss	—	F	—	—	—	—	F	—	—	—	—	—

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Administrator

The Trust has retained Funds Management (the “Administrator”), located as 525 Market Street, 12th floor, San Francisco, California, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds’ operations, including communication, coordination and supervision services with regard to the Funds’ transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds’ transfer agent, custodian and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds’ business together with ordinary clerical and bookkeeping services.

In addition, Funds Management has agreed to pay all of the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund’s average daily net assets:

Share Class	Fund-Level Admin. Fee (% of Average Daily Net Assets)			Class-Level Admin. Fee (% of Average Daily Net Assets)	Total Admin. Fee (% of Average Daily Net Assets)
Class A, Class B, Class C, Class D, Advisor Class (all Funds)	First $5B Next $5B Over $10B	0.05 0.04 0.03	% % %	0.28%	$0-4.99 billion $5 -9.99 billion >$9.99 billion	0.33 0.32 0.31	% % %

Administrator Class	First $5B Next $5B Over $10B	0.05 0.04 0.03	% % %	0.10%	$0-4.99 billion $5 -9.99 billion >$9.99 billion	0.15 0.14 0.13	% % %

Institutional Class	First $5B Next $5B Over $10B	0.05 0.04 0.03	% % %	0.08%	First $5B Next $5B Over $10B	0.13 0.12 0.11	% % %

Investor Class and Class Z	First $5B Next $5B Over $10B	0.05 0.04 0.03	% % %	0.45%	First $5B Next $5B Over $10B	0.50 0.49 0.48	% % %

Class D	First $5B Next $5B Over $10B	0.05 0.04 0.03	% % %		First $5B Next $5B Over $10B

Administrative Fees Paid. For the fiscal year ends shown in the table below, the Funds listed below paid the following administrative fees:

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	Period Ended 10/31/05**	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03
Fund	Funds Mgmt	Funds Mgmt	Funds Mgmt	Funds Mgmt
Small Cap Opportunities (Fund Level)	$27,558	$331,982	$239,100	$715,932
Administrator Class	$55,556	$995,933	$956,400	*

*	For the fiscal year ended September 30, 2004, the administrative fee rate changed from a fixed Fund-based fee to a combination of a fixed Class-based fee and a Fund-based fee that is subject to breakpoints in asset levels of a Fund.
*	The Fund changed its fiscal year end from September 30 to October 31.

Former Montgomery Funds. As discussed in the “Historical Fund Information” section, the Mid Cap Growth and Small Cap Growth Funds were created as part of the reorganization of certain portfolios of Montgomery into certain Funds of the Trust, which occurred on June 9, 2003. Prior to the reorganization, MAM served as administrator to the predecessor portfolios of these Funds and was entitled to receive a fee per predecessor portfolio ranging from 0.04% to 0.07%, depending on the predecessor portfolio and level of assets. Therefore, the table below shows the administrative fees paid by either these Funds or their predecessor portfolios. For the periods indicated below, these Funds or their predecessor portfolios paid the following administrative fees:

Fund*	Period Ended 10/31/05 Funds Mgmt***	Year Ended 9/30/05 Funds Mgmt	Year Ended 9/30/04 Funds Mgmt	Three-Month Period Ended 9/30/03 Funds Mgmt		6/9/03 –6/30/03 Funds Mgmt		7/1/02 –6/8/03 MAM
Mid Cap Growth (Fund Level)	$6,622	$69,635	$50,455	$77,685		$6,644		$47,502
Class A	$23,781	$292,690	$261,752	*	*	*	*	*	*
Class B	$1,851	$23,210	$18,232	*	*	*	*	*	*
Class C	$358	$3,871	$2,565	*	*	*	*	*	*
Class Z*	$17,824	$112,794
Small Cap Growth (Fund Level)	$9,706	$85,618	$45,843	$47,381		$5,687		$22,564
Class A	$21,822	$201,630	$244,424	*	*	*	*	*	*
Class B	$4,649	$30,126	$1,444	*	*	*	*	*	*
Class C	$1,328	$8,658	$519	*	*	*	*	*	*
Class Z*	$12,706	$92,979
Administrator Class	$4,238	$85,588	$7,380	*	*	*	*	*	*
Institutional Class*	$1,938	$3,051

*	Class Z shares for the Funds and the Institutional Class shares for the Small Cap Growth Fund are available to investors effective April 11, 2005.
**	For the fiscal year ended September 30, 2004, the administrative fee rate changed from a fixed Fund-based fee to a combination of a fixed Class-based fee and a Fund-based fee that is subject to breakpoints in asset levels of a Fund.
***	The Funds changed their fiscal year ends from September 30 to October 31.

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Former C&B Fund. As discussed in the “Historical Fund Information” section, the C&B Mid Cap Value Fund was created as part of the reorganization of certain portfolios of AIC Trust into certain Funds of Funds Trust , which occurred on July 26, 2004. Prior to the reorganization of the Fund, SEI Investments Global Funds Services (“SEI”) served as the administrator to the predecessor portfolio of the Fund, and was entitled to receive the following annual fees:

Average Daily Net Assets	Administrative Fees (% of Average Daily Net Assets)
$0-250M	0.150%
$250-500M	0.125%
>$500M	0.100%

Therefore, the table below shows the administration fees paid by the Fund and the predecessor portfolio of the Fund to the respective administrator.

Fund	Year Ended 10/31/05 Funds Mgmt	7/26/04 - 10/31/04 Funds Mgmt	11/1/03 – 7/25/04 SEI	Year Ended 10/31/03 SEI
C&B Mid Cap Value Fund (Fund Level)	$349,920	$75,173	$564,777	$275,851
Class A	$50,403	$1,801	*	*
Class B	$22,049	$865	*	*
Class C	$12,219	$313	*	*
Class D	$1,426,723	$374,920	*	*
Administrator Class	$156,438	$21,941	*	*
Institutional Class	$42,489	$4,412	*	*

For the period ended October 31, 2004, the administrative fee rate changed from a fixed Fund-based fee to a combination of a fixed Class-based fee and a Fund-based fee that is subject to breakpoints in asset levels of a Fund.

Former Strong Funds. As discussed in the “Historical Fund Information” section, the Common Stock Fund, Discovery Fund, Enterprise Fund, Mid Cap Disciplined Fund, Opportunity Fund, Small Cap Disciplined Fund, Small Cap Value Fund and Small/Mid Cap Value Fund were created as part of the reorganization of certain mutual funds of Strong into certain funds of the Trust. Prior to the reorganization, Strong Investor Services, Inc. (“SIS”) served as the administrator to the predecessor portfolios of these Funds and was entitled to receive a fee from the predecessor portfolio at the annual rate shown below of the predecessor portfolio’s average daily net assets attributable to the predecessor classes of shares shown below:

Class	Fee
Class A, Class B, Class C, Class Z, Advisor Class and Investor Class (except for the Discovery Fund) Shares	0.30%
Administrator Class (formerly Class K) Shares	0.25%
Institutional Class Shares	0.02%
Discovery Fund — Investor Class	0.25%

The table below shows the administrative fees paid by the Funds or their predecessor portfolios to the respective administrator. The table does not contain information on the Institutional Class shares of the Discovery and Small/Mid Cap Value Funds because this class of shares did not commence operations until August 31, 2006.

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Fund	Year ended 10/31/05 Fees Paid**** (Funds Mgmt)	Year Ended 12/31/04 Fees Paid (SIS)	Year Ended 12/31/03 Fees Paid (SIS)	Year Ended 12/31/02 Fees Paid (SIS)
Common Stock Fund (Fund Level)	$329,633
Class A	$192,717	$228,909	$185,953	$120,461
Class B	$104,446	$112,002	$92,421	$63,023
Class C	$65,477	$89,390	$83,696	$62,105
Class Z	$4,155,375	$3,833,576	$4,357,362	$4,626,000
Discovery Fund	$55,109
Administrator Class	$1,527
Investor Class	$757,621	$427,268	$375,422	$363,745
Enterprise Fund	$68,597
Administrator Class	$16,342	$17,917	$28,242	$2,469
Investor Class	$1,124,623	$760,779	$430,554	$761,402
Advisor Class	$3,939	$4,813	$4,752	$3,912
Institutional Class*	$6,884	$784	$0	N/A
Mid Cap Disciplined Fund	$175,114
Administrator Class	$13,953
Institutional Class	$12,216
Investor Class	$2,435,947	$1,536,827	$760,908	$456,263
Opportunity Fund	$647,697
Investor Class	$8,741,719	$7,349,226	$8,005,978	$9,389,611
Advisor Class	$361,551	$404,271	$363,721	$315,933
Administrator Class (formerly Class K)**	$22,300	$2,030	$0	$323
Small Cap Disciplined Fund	$44,696
Administrative Class	$230
Institutional Class	$6
Investor Class***	$228,909	$250,673	$52,229	$12,843
Small Cap Value Fund	$731,258
Class A	$1,689,964	$1,789,907	$1,395,380	$842,442
Class B	$387,696	$374,862	$284,393	$194,010
Class C	$430,269	$449,504	$380,914	$232,607
Class Z	$6,546,192	$3,544,194	$2,571,489	$1,958,967
Small/Mid Cap Value Fund	$9,184
Administrator Class	$3,973
Investor Class***	$92,261	$38,186	$0	$1,823

*	For the fiscal year ended December 31, 2003, reflects fees from June 30, 2003 (commencement of class operations) to December 31, 2003.
**	For the fiscal year ended December 31, 2002, reflects fees from August 30, 2002. (commencement of class operations) to December 31, 2002.
***	For the fiscal year ended December 31, 2002, reflects fees from March 28, 2002 (commencement of fund operations) to December 31, 2002.
****	The Funds changed their fiscal year ends from December 31 to October 31.

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Distributor

Wells Fargo Funds Distributor, LLC (the “Distributor”), located at 525 Market Street, San Francisco, California 94105, serves as the distributor for the Funds. Prior to April 11, 2005, Stephens Inc. (“Stephens”), located at 111 Center Street, Little Rock, Arkansas 72201, served as distributor for the Funds, except the Common Stock, Discovery, Enterprise, Mid Cap Disciplined, Opportunity, Small Cap Disciplined, Small Cap Value and Small/Mid Cap Value Funds.

The Funds that offer Class B and Class C shares have adopted a distribution plan (a “Plan”) under Section 12(b) under the 1940 Act and Rule 12b-1 thereunder (the “Rule”) for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the “Non-Interested Trustees”).

Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds paid Stephens and pays the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

The actual fee payable to the Distributor by the Fund is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. (“NASD”) under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

The Distributor has entered, and Stephens previously entered, into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign, and Stephens previously assigned, certain amounts that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. The tables below show the distibution-related expenses paidto the respective distributor of the Funds for the fiscal year ended October 31, 2005.

DISTRIBUTION FEES

For the period April 11, 2005, through October 31, 2005, the Funds paid Funds Distributor the following fees for distribution-related services:

	Total	Advertising	Printing, Mailing & Prospectus	Compensation to Underwriters	Comp. to Br/Dlrs	Other (Explain)
C&B Mid Cap Value Fund
Class B	$41,761	$0	$0	$0	$0	$41,761	*
Class C	$23,482	$0	$0	$22,693	$788	$0

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	Total	Advertising	Printing, Mailing & Prospectus	Compensation to Underwriters	Comp. to Br/Dlrs	Other (Explain)
Mid Cap Growth Fund
Class B	$32,969	$0	$0	$0	$0	$32,969	*
Class C	$5,976	$0	$0	$5,360	$617	$0

Small Cap Growth Fund
Class B	$76,895	$0	$0	$0	$0	$76,895	*
Class C	$22,182	$0	$0	$14,659	$7,523	$0

•	WFFD entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign certain amounts, including 12b-1 fees, that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by an unaffiliated third party lender from the amounts assigned.

For the period November 1, 2004, through April 10, 2005, the Funds listed below (except the Mid Cap Growth and Smal Cap Funds) paid to Stephens, pursuant to the Plan, the following fees for distribution-related expenses:

DISTRIBUTION FEES

Fund	Total	Advertising	Printing & Mailing	Compensation to Underwriters	Comp. to Br/Dlrs	Other (Explain)
C&B Mid Cap Value
Class B	$15,735	$0	$0	$0	$0	$15,735	*
Class C	$8,411	$0	$0	$8,411	$0	$0

Mid Cap Growth Fund*
Class B	$27,530	$0	$0	$0	$0	$27,530	*
Class C	$4,128	$0	$0	$4,128	$0	$0

Small Cap Growth Fund*
Class B	$81,511	$0	$0	$0	$0	$81,511	*
Class C	$22,014	$0	$0	$22,014	$0	$0

•	WFFD entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign certain amounts, including 12b-1 fees, that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by an unaffiliated third party lender from the amounts assigned.
**	The Mid Cap Growth Fund and Small Cap Growth Fund changed their fiscal year ends from September 30 to October 31, so the amounts shown are for the period October 1, 2004, through April 10, 2005.

Former Strong Funds. Prior to the reorganization of certain portfolios of Strong into certain Funds of the Trust as discussed in the “Historical Fund Information” section, the predecessor portfolios of the following funds adopted a distribution plan under Rule 12b-1 for the share classes described: the Common Stock Fund and Enterprise Fund on behalf of their Class A, Class B, and Class C shares; the Enterprise Fund on behalf of its Advisor Class and Investor Class shares; the Opportunity Fund on behalf of its Advisor Class shares, and the Small Cap Disciplined Fund and Small/Mid Cap Value Fund on behalf of their Investor Class shares. Strong Investments, Inc. (“SII”) served as the distributor to the predecessor portfolios of these Funds. Class A, Investor Class and Advisor Class shares of the predecessor portfolios paid up to 0.25% per year of each class’ average daily net assets to SII or others. Class B and Class C shares paid SII up to 1.00% per year of the class’ average daily net assets, out of which 0.25% could be used for service fees. The 12b-1 fees could also be used to pay SII for advancing commissions to securities dealers for the initial sale of Class B and Class C shares. The table below shows the distribution fees paid by the predecessor portfolios of these Funds to SII from January 1, 2005, to April 10, 2005.

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Fund	Gross 12b-1 Fees	Absorptions	Compensation to Unaffiliated Broker-Dealers	12b-1 Fees Retained by the Distributor	Remaining 12b-1 Fees Used to Pay For 1) Advertising and 2) Printing and Mailing of Prospectuses to Other Than Current Shareholders
Common Stock Fund
Class B	$100,699	$0	$0	$02	$100,699	*
Class C	$67,588	$0	$19,716	$47,872	$0
Small Cap Value Fund
Class B	$367,643	$0	$0	$0	$367,643	*
Class C	$417,511	$0	$101,431	$316,080	$0

*	WFFD entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign certain amounts, including 12b-1 fees, that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by an unaffiliated third party lender from the amounts assigned.

The following table shows the distribution fees paid by the Funds listed below to Funds Distributor from April 11, 2005, to October 31, 2005.

Fund	Gross 12b-1 Fees	Absorptions	Compensation to Unaffiliated Broker-Dealers	12b-1 Fees Retained by the Distributor	Remaining 12b-1 Fees Used to Pay For 1) Advertising and 2) Printing and Mailing of Prospectuses to Other Than Current Shareholders
Common Stock Fund
Class B	$152,471	$0	$0	$0	$152,471	*
Class C	$91,123	$0	$65,119	$26,004	$0
Small Cap Value Fund
Class B	$561,844	$0	$02	$0	$561,844	*
Class C	$617,949	$0	$169,350	$448,599	$0

*	WFFD entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign certain amounts, including 12b-1 fees, that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by an unaffiliated third party lender from the amounts assigned.

General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

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The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not “interested persons” of the Trust be made by such Non-Interested Trustees.

Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Fund shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

Shareholder Servicing Agent

The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class D, Class Z, Administrator Class, Advisor Class and Investor Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian

Wells Fargo Bank, located at 6th & Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all

39

assets for each Fund upon purchase, sale or maturity; collects and receives all income, other payments and distributions on account of the assets of each Fund; and pays all expenses of each Fund. For its services, the Custodian is entitled to receive an annual fee of 0.02% of the average daily net assets of each Fund. State Street Bank and Trust Company (“State Street”), located at 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as interim custodian for the Small Cap Value Fund from approximately April 8, 2005 through April 22, 2005. For its services as interim custodian, State Street is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of the Fund.

Fund Accountant

PFPC, Inc. (“PFPC”), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:

Average Fund Complex Daily Net Assets	Annual Asset-Based Fees
$0-85B	0.0051%
>$85B	0.0025%

In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund and a monthly multiple class fee per Fund of $500 per class beyond the first class of shares. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs.

Each Fund’s share of the annual asset-based Fund Complex fee will be based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex (excluding the Wells Fargo Master Trust portfolios). Prior to March 2005, the Fund Complex-wide fee was 0.0057% for assets totaling $0-$85 billion and 0.0025% for assets over $85 billion. PFPC was also entitled to receive an annual fee of $20,000 from each Fund, a monthly multiple class fee per Fund of $500 per class beyond the first class of shares, and certain out-of-pocket expenses. State Street serves as interim fund accountant for the Small Cap Value Fund from approximately April 8, 2005 through April 22, 2005. For its services as interim fund accountant, State Street is entitled to receive an annual fee at the rate of 0.30% of the Fund’s daily net assets, a fixed fund accounting base fee, fees for multiple classes and certain out-of-pocket expenses.

Transfer and Distribution Disbursing Agent

Boston Financial Data Services, Inc. (“BFDS”), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions

The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis. Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the C&B Mid Cap Value Fund, Mid Cap Growth Fund, Small Cap Growth Fund and Small Cap Opportunities Fund on a continuous basis. For the fiscal year ends listed below, the aggregate dollar amount of underwriting commissions paid to Stephens by the Funds (except the C&B Mid Cap Value Fund) and the amounts retained by Stephens was as follows:

Period October 1, 2004 – April 10, 2005		Year Ended 9/30/04		Year Ended 9/30/03*
Paid	Retained	Paid	Retained	Paid	Retained
$360,657	$55,090	$2,015,276	$340,635	$1,189,589	$235,808

*	Amounts include fees paid by the Mid Cap Growth and Small Cap Growth Funds for the period from July 1, 2003 through September 30, 2003.

The amounts paid to and retained by the Distributor are as follows:

Period October 1, 2005 – October 31, 2005		Period April 11, 2005 – September 30, 2005
Paid	Paid	Retained	Retained
$55,512	$10,114	$318,998	$59,007

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Prior to April 11, 2005, SII served as the principal underwriter for the predecessor portfolios of the Common Stock, Discovery, Enterprise, Mid Cap Disciplined, Opportunity, Small Cap Disciplined, Small Cap Value and Small/Mid Cap Value Funds. For the period January 1, 2005 through April 10, 2005, the aggregate dollar amount of underwriting commissions paid to and retained by SII were as follows:

1/1/05 – 4/10/05
Paid	Retained
$44,238	$1,332

Code of Ethics

The Fund Complex, the Adviser, the Distributor and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by “access person” as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. . Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Advantage Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than “disinterested” directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Advisers are on public file with, and available from, the SEC.

DETERMINATION OF NET ASSET VALUE

The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange (“NYSE”) is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds’ shares.

Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed-income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

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For the Funds that invest directly in foreign securities, portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board, a security’s value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value. A security’s valuation may differ depending on the method used to determine its value.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a “Business Day”). Currently, the NYSE is generally closed on New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a “Holiday”). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

Purchase orders for a Fund received before such Fund’s NAV calculation time generally are processed at such time on that Business Day. Purchase orders received after a Fund’s NAV calculation time generally are processed at such Fund’s NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. Each Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund’s responsibilities under the 1940 Act. In addition, each Fund may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund.

The Dealer Reallowance for Class A shares is as follows:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.00%
$250,000 to $499,999	2.75%	2.83%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over[1]	0.00%	0.00%	1.00%

[1]	We will assess Class A shares purchases of $1,000,000 or more a 1.00% contingent deferred sales charge (“CDSC”) if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

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Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account Holders Via the Internet. All shareholders, except Class D shareholders, with an existing Wells Fargo Advantage Funds account may purchase additional shares of classes of Funds that they already own, and redeem existing shares, via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Advantage Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder’s address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker’s authorized designee, receives the order, and such orders will be priced at the Fund’s NAV next calculated after they are received by the authorized broker or the broker’s designee.

Waiver of Minimum Initial Investment Amount for Investor Class shares for Eligible Investors. An eligible investor (as defined below) may purchase Investor Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

•	Current and retired employees, directors/trustees and officers of: (i) Wells Fargo Advantage Funds (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and

•	Family members of any of the above.

Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization described in “Historical Fund Information,” will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.

Reduced Sales Charges for Former Montgomery Fund Shareholders. Former Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

Reduced Sales Charges for Affiliated Funds. Any affiliated fund that invests in a Wells Fargo Advantage fund may purchase Class A shares of such fund at NAV.

Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

Reduced Sales Charges for Reinvestments. You may reinvest into a Wells Fargo Advantage Fund with no sales charge the portion of assets from a distribution that previously was invested in Wells Fargo Advantage Funds and Wells Fargo Collective Investment Funds provided that the distribution is from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee and the distribution occurred within the 60 days prior to your reinvestment.

Additional Investors Eligible to Purchase Administrator Class Shares of the Small Cap Opportunities Fund:

•	Shareholders who receive assets from a distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acted as trustee that were invested in the Administrator Class of the Small Cap Opportunities Fund may rollover the assets into another account (e.g., an IRA) and reinvest the assets in the same Fund without having to meet the minimum investment limit.

•	Shareholders who receive assets from a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo that were invested in the Administrator Class of the Small Cap Opportunities Fund may rollover the assets into another account (e.g., an IRA) and reinvest the assets in the same Fund without having to meet the minimum investment limit.

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Additional Investors Eligible to Purchase Class Z shares of the Common Stock, Mid Cap Growth, Small Cap Growth and Small Cap Value Funds (“Class Z shares”):

Class Z shares are available for purchase under limited circumstances, as described in the Fund’s prospectus. In addition to the limitations described in the Fund’s prospectus, you may also continue to purchase Class Z shares if:

•	You are an existing shareholder of Class Z shares of a Fund (either directly or through a financial intermediary) and you wish to:

•	open a new account that is registered in your name or has the same primary taxpayer identification or social security number (this includes accounts where you serve as custodian, such as UGMA/UTMA accounts). Please note: Selling agents who transact through an omnibus account are not permitted to purchase Class Z shares of a Fund on behalf of clients that do not currently own Class Z shares of the Fund or do not otherwise meet the requirements of a qualified investor.

•	You are the beneficiary of Class Z shares of a Fund (i.e., through an IRA or transfer on death account) or are the recipient of Class Z shares through a transfer and wish to utilize the proceeds of such account to open up a new account in your name in Class Z shares of the Fund.

•	You are a participant in a qualified defined contribution plan, 403(b) plan or 457 plan that invests in Class Z shares of a Fund and wish to roll over proceeds from such a plan to open a new account in Class Z shares of the Fund.

•	You are an existing separately managed account client of one of the Funds’ sub-advisers whose current account is managed in a similar style as that of a Fund that offers Class Z shares.

If you believe you are eligible to purchase Class Z shares of a Fund, Funds Management may require you to provide appropriate proof of eligibility. Funds Management reserves the right to reject any purchase order into Class Z shares of a Fund if it believes that acceptance of such order would interfere with its ability to effectively manage the Fund.

Additional Investors Eligible to Purchase the Small Cap Opportunities and Small Cap Value (Classes A, B and C) Funds (each a “Closed Fund”):

The Small Cap Opportunities and Small Cap Value (Classes A, B and C) Funds are closed to new investors. You may continue to purchase shares of a Closed Fund if:

•	You are an existing shareholder of a Closed Fund (either directly or through a financial intermediary) and you wish to:

•	add to your existing account through the purchase of additional shares of a Closed Fund, including the reinvestment of dividends and cash distributions from shares owned in a Closed Fund; or

•	open a new account that is registered in your name or has the same primary taxpayer identification or social security number (this includes accounts where you serve as custodian, such as UGMA/UTMA accounts). Please note: Selling agents who transact in a Closed Fund through an omnibus account are not permitted to purchase shares of a Closed Fund on behalf of clients that do not currently own shares of a Closed Fund.

•	You are the beneficiary of shares of a Closed Fund (i.e., through an IRA or transfer on death account) or are the recipient of shares of a Closed Fund through a transfer and wish to utilize the proceeds of such account to open up a new account in your name in a Closed Fund.

•	You are a participant in a qualified defined contribution plan, 403(b) plan or 457 plan that invests in a Closed Fund. Each such plan may open up new participant accounts within the Plan. In addition, rollovers from a plan can be used to open new accounts in a Closed Fund.

•	You are a sponsor of a retirement plan that currently offers a Closed Fund as an investment option. The sponsor may offer a Closed Fund as an investment option in other retirement plans offered by the same company, its subsidiaries and affiliates.

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•	You are an existing separately managed account client of one of the Funds’ sub-advisers whose current account is managed in a similar style as that of a Closed Fund.

Additional investments will not be accepted in a Closed Fund unless such investment is permitted by the Closed Fund’s prospectus or otherwise falls within one of the above referenced categories. If you believe you are eligible to purchase shares of a Closed Fund, Funds Management may require you to provide appropriate proof of eligibility. Funds Management reserves the right to reject any purchase order into a Closed Fund if it believes that acceptance of such order would interfere with its ability to effectively manage a Closed Fund.

Set forth below is a list of the member firms of the National Association of Securities Dealers (“NASD”) to which the Adviser, the Funds’ distributor or their affiliates expect (as of December 31, 2005) to make payments out of their own assets to selling and shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders (“Marketing and Shareholder Support Payments”). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2005, are not reflected:

•	A.G. Edwards & Sons, Inc.

•	Allstate Financial Services, LLC

•	Ameriprise Financial Services, Inc.

•	AXA Advisors, LLC

•	Bear, Stearns Securities Corp.

•	Charles Schwab & Co., Inc.

•	Citigroup Global Markets, Inc.

•	CitiStreet Advisors LLC

•	Fidelity Investments Institutional Services Company, Inc.

•	Financial Network Investment Corporation.

•	Fiserv Securities, Inc.

•	GWFS Equities, Inc.

•	ING Financial Partners, Inc.

•	Linsco/Private Ledger Corp.

•	Mellon Financial Markets, LLC

•	Merrill Lynch, Pierce, Fenner & Smith Incorporated

•	Morgan Stanley DW, Inc.

•	Multi-Financial Securities Corporation.

•	Pershing LLC

•	Prudential Retirement Brokerage Services, Inc.

•	Raymond James & Associates, Inc.

•	Robert W. Baird & Co. Incorporated

•	Transamerica Financial Advisors, Inc.

•	UBS Financial Services Inc.

•	Valic Financial Advisors, Inc.

•	Wachovia Securities, LLC

In addition to member firms of the NASD, Marketing and Shareholder Support Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list. Also not included on the list above are subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Funds’ distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust’s Board and the supervision of the Adviser, the Funds’ Sub-Advisers are responsible for the Funds’ portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of each Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer’s risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction; the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and

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financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While each Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealers including, to the extent and in the manner permitted by applicable law affiliated brokers. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a “net” basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

In placing orders for portfolio securities of a Fund, each Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees each Sub-Adviser’s trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

Each Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser under the advisory contracts, and the expenses of each Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also may result in adverse tax consequences to a Fund’s shareholders.

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The tables below show the Funds’ portfolio turnover rate for the last two fiscal periods:

Fund	October 31, 2005		September 30, 2005	December 31, 2004	October 31, 2004	September 30, 2004
C&B Mid Cap Value Fund	30%		N/A	N/A	31%	N/A
Common Stock Fund	33	%*	N/A	42%	N/A	N/A
Discovery Fund	110	%*	N/A	171%	N/A	N/A
Enterprise Fund	116	%*	N/A	184%	N/A	N/A
Mid Cap Disciplined Fund	94	%*	N/A	62%	N/A	N/A
Mid Cap Growth Fund	13	%**	143%	N/A	N/A	180%
Opportunity Fund	35	%*	N/A	42%	N/A	N/A
Small Cap Disciplined Fund	56	%*	N/A	41%	N/A	N/A
Small Cap Growth Fund	10	%**	149%	N/A	N/A	171%
Small Cap Opportunities Fund	7	%**	107%	N/A	N/A	113%
Small Cap Value Fund	33	%*	N/A	345%	N/A	N/A
Small/Mid Cap Value Fund	80	%*	N/A	133%	N/A	N/A

*	For the ten-month period ended October 31, 2005.
**	For the one-month period ended October 31, 2005.

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Brokerage Commissions. For the fiscal year ends listed below, the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

Total Commissions

Fund	Period Ended 10/31/05**	Year-Ended 9/30/05	Year-Ended 9/30/04	Year-Ended 9/30/03		Year-Ended 9/30/02
Mid Cap Growth	$10,068	$587,200	$605,497	$150,226	*	N/A
Small Cap Growth	$111,380	$1,114,136	$723,718	$141,981	*	N/A
Small Cap Opportunities	$151,142	$2,268,031	$1,951,246	$2,508,113		$1,253,748

*	Amounts indicate fees paid from July 1, 2003, through September 30, 2003.
**	The Funds changed their fiscal year ends from September 30 to October 31.

Former C&B Fund. For the fiscal year ends listed below, the C&B Mid Cap Value Fund and the predecessor portfolio of the Fund paid the following aggregate brokerage commissions on brokerage transactions:

Total Commissions

Fund	Year Ended10/31/05	Year Ended10/31/04	Year Ended10/31/03
C&B Mid Cap Value Fund	$593,814	$822,026	$475,830

Former Montgomery Funds. For the past fiscal years ended June 30 listed below, the predecessor portfolios of the Mid Cap Growth and Small Cap Growth Funds paid the following aggregate amounts of brokerage commissions on brokerage transactions:

Fund	Period Ended 6/30/03*
Mid Cap Growth	$164,268
Small Cap Growth	$177,765

*	Amounts indicate fees paid from January 1, 2003 through June 30, 2003.

Former Strong Funds. For the fiscal year ends listed below, the predecessor portfolios of the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

Total Commissions

Fund	Year Ended 10/31/05***	Year Ended 12/31/04	Year Ended 12/31/03
Common Stock Fund	$1,875,415	$3,058,999	$2,792,242
Discovery Fund	$799,984	$1,019,407	$1,628,389
Enterprise Fund*	$868,051	$1,666,137	$2,352,564
Mid Cap Disciplined Fund	$2,625,597	$3,388,564	$3,084,882
Opportunity Fund*	$3,146,881	$4,904,955	$5,850,398
Small Cap Disciplined Fund	$729,426	$552,835	$249,502
Small Cap Value Fund	$5,914,968	$4,294,929	$3,809,202
Small/Mid Cap Value Fund**	$319,998	$123,229	$47,125

*	The decrease in brokerage commissions was due to lower turnover rates.
**	The increase in brokerage commissions is due to an increase in Fund assets.
***	The Funds changes their fiscal year ends from December 31 to October 31.

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For the fiscal year ended October 31, 2005, the Sub-Advisers listed below directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions.

Sub-Adviser	Commissions Paid	Transactions Value
Schroder	$421,623	$279,076,685
Wells Capital Management*	$2,480,596	$1,306,238,658

*	Includes all transactions executed for the Wells Fargo Funds Complex, including Wells Fargo Variable Trust and Master Trust.

For the fiscal year ended October 31, 2005, the C&B Mid Cap Value Fund directed brokerage transactions to a broker for research services provided, and paid the following commissions based on stated total amount of transactions.

Fund	Commissions Paid	Transactional Value
C&B Mid Cap Value Fund	$349,587	$184,944,661

The Small Cap Opportunities Fund paid the following aggregate dollar amount of brokerage commissions to the following affiliated brokers for the following fiscal years ended September 30 and the period October 01, 2005, to October 31, 2005:

Year	Fund	Broker	Commissions	Relationship
10/1/05 – 10/31/05	Small Cap Opportunities	Wells Fargo Securities	$526	Affiliate of the Fund
2005	Small Cap Opportunities	Stephens Inc.	$2,264	Affiliate of the Fund
		Wells Fargo Securities	$6,306	Affiliate of the Fund
2004	Small Cap Opportunities	Stephens Inc.	$10,527	Affiliate of the Fund
		Wells Fargo Securities	$3,026	Affiliate of the Fund
2003	Small Cap Opportunities	Stephens Inc.	$18,255	Affiliate of the Fund
		Wells Fargo Securities	$15,357	Affiliate of the Fund

For each of the brokers listed in the chart above, the percent of aggregate commissions paid by the respective Fund to such broker and the percent of aggregate transactions involving the payment of commissions that were effected through such broker for the Fund’s most recent fiscal year are listed below:

Fund	Broker	% Aggr. Comm.	% Aggr. Transactions
Small Cap Opportunities	Stephens Inc.	0.009%	0.000%
	Wells Fargo Securities	0.002%	0.000%

FUND EXPENSES

From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund’s performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any plan; interest charges; taxes; fees and expenses of its independent registered public accounting firm, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Fund’s shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund’s assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust’s Board deems equitable.

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FEDERAL INCOME TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Taxes.” The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts (“IRAs”)), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company. It is intended that each Fund qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund, even though each RIC is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future Treasury Regulations, the IRS may limit qualifying income from foreign currency gains that are directly related to a Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the value of the Fund’s total assets and or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

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If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it wll be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. To qualify again to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

Equalization Accounting. Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of RIC shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the RICs do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses. As of October 31, 2005, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

Fund	Year Expires	Capital Loss Carry-forwards
Enterprise Fund	2009	$190,907,319
	2010	$64,764,000
Mid Cap Growth Fund	2007	$8,385,267
	2008	$3,028,013
	2009	$1,017,379
	2013	$225,470
Small Cap Growth Fund	2007	$3,007,875
	2008	$18,547,724
	2009	$4,946,742
	2013	$350,432
Small Cap Value Fund	2009	$14,016,830
	2010	$31,042,725
	2011	$1,040,222

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its own capital loss carry-forwards and the use of its unrealized losses against future realized gains, or such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations or may engage in reorganizations in the future.

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Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute by December 31 of each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its capital gain net income (adjusted for ordinary losses) for the 12 month period ending on October 31 of that year, and all of its ordinary income and capital gain net income from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

Taxation of Fund Investments. In general, realized gains or losses on the sale of portfolio securities, will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain future contracts, foreign currency contracts and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange exceeds a Fund’s net investment company taxable income (computed without regard to such loss for a taxable year), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code,

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described above. A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

“Passive foreign investment corporations” (“PFICs”) are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of derivatives are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet

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the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements. In addition, payments received by the Funds in connection with securities lending and repurchase agreements will not qualify for reductions in individual federal income tax on certain dividends and so may be taxable as ordinary income.

Taxation of Distributions. All distributions paid out of a Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

Distributions designated by a Fund as a capital gain distribution will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, but are not eligible for the dividends-received deduction for corporations. Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government, if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax -free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. If a shareholder realizes a loss on a disposition of Fund shares, the loss may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other shares of the same Fund within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Foreign Taxes. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

Federal Income Tax Rates. As of the printing of this SAI, the maximum stated federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net capital gain.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gains rate, which generally is 15%. In general, “qualified

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dividend income” is income attributable to dividends received from certain domestic and foreign corporations, as long as certain holding period requirements are met and the dividends are attributable to qualified dividends received by the Fund itself. If 95% or more of a Fund’s gross income constitutes qualified dividend income, all of its distributions generally will be treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date for their Fund shares. If less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by the Fund derived from securities lending, repurchase and other derivative transactions ordinarily will not. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners.

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2003.

Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, an amount equal to 28% of alll distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, if the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, if (when required to do so) the shareholder fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding, or if the IRS has notified the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. If backup withholding provisions are applicable, any distributions or proceeds, whether paid in cash or received in additional shares, will be reduced by the amounts required to be withheld. The shareholder may apply amounts required to be withheld as a credit against his or her federal income tax liability, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a vaild TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans. The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund attributable to domestic corporations if the corporate shareholder would qualify for such deduction if the Fund were not a RIC. The dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if certain holding period requirements are met. These requirements are complex, and, therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

Foreign Shareholders. With respect to taxable years beginning on or after January 1, 2005 and before January 1, 2008, distributions designated by a Fund as “interest-related distributions” generally attributable to the Fund’s net interest income earned on certain debt obligations paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust),a foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a “foreign shareholder”) generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder (“exempt foreign shareholder”). In order to qualify for an interest-related distribution, the Fund must designate a distribution as such not later than 60 days after the close of the Fund’s taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

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In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, “short-term capital gain distributions” (defined below) are not subject to federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions. “Short-term capital gain distributions” are distributions designated as such from a Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year generally attributable to its net short-term capital gain. The Funds provide no assurance they will make any such designations.

Even if permitted to do so, the Funds provide no assurance that they will designate any distributions as interest-related distributions or short-term capital gain distributions. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). Under recently enacted tax legislation, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the shareholder’s date of death, the assets of the Fund that were “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

PROXY VOTING POLICIES AND PROCEDURES

The Trusts and Funds Management have adopted policies and procedures (“Procedures”) that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.

The responsibility for voting proxies relating to the Funds’ portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

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Funds Management has established a Proxy Voting Committee (the “Proxy Committee”) that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.

The Procedures set forth Funds Management’s general position on various proposals, such as:

•	Routine Items – Funds Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

•	Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

•	Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company’s poison pill.

•	Mergers/Acquisitions and Corporate Restructurings – Funds Management’s Proxy Committee will examine these items on a case-by-case basis.

•	Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds’ voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (1) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (2) disclosing the conflict to the Board and obtaining their consent before voting; (3) submitting the matter to the Board to exercise its authority to vote on such matter; or (4) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

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A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how to obtain the results of such voting during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS.

The following policies and procedures (the “Procedures”) govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust (“Funds Trust”), Wells Fargo Master Trust (“Master Trust”) and Wells Fargo Variable Trust (“Variable Trust”) (each of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the “Funds” or individually as the “Fund”) now existing or hereafter created. The Funds have adopted these Procedures to ensure that the disclosure of a Fund’s portfolio holdings is accomplished in a manner that is consistent with a Fund’s fiduciary duty to its shareholders. For purposes of these Procedures, the term, “portfolio holdings” means the stock and bonds held by a Fund and does not include the cash investments or other derivative positions held by the Fund. Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund’s portfolio securities or for any ongoing arrangements to make available information about a Fund’s portfolio securities.

Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds’ website until updated for the next applicable period. Funds Management may withhold any portion of a Fund’s portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the website, it may be further disseminated without restriction.

A.	Complete Holdings. The complete portfolio holdings for each Fund (except for funds that operate as fund of funds) shall be made publicly available on the Funds’ website (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis.

B.	Top Ten Holdings. Top ten holdings information for each Fund (except for funds that operate as fund of funds) shall be made publicly available on the Funds’ website on a monthly, seven-day or more delayed basis.

C.	Fund of Funds Structure.

1.	The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds’ website and included in fund fact sheets on a monthly, seven-day or more delayed basis.

2.	A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund’s target allocations between or among its fixed-income and/or equity investments may be posted to the Funds’ website simultaneous with the change.

Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund, (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on From N-Q, in each instance within 60 days of the end of the Fund’s fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds’ full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

Each Fund’s complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund’s semi-annual and annual reports. Each Fund’s complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund’s first and third fiscal quarters.

List of Approved Recipients. The following list describes the limited circumstances in which a Fund’s portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds’ website. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

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A.	Sub-Advisers. Sub-advisers shall have full daily access to fund holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability\demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

B.	Money Market Portfolio Management Team. The money market portfolio management team at Wells Capital Management Incorporated (“Wells Capital Management”) shall have full daily access to daily transaction information across the Wells Fargo Advantage Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

C.	Funds Management/Wells Fargo Funds Distributor, LLC.

1.	Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC’s Datapath system.

2.	Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

3.	Funds Management and Funds Distributor personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund’s target allocations that result in a shift between or among its fixed-income and/or equity investments.

D.	External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, employed by the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds’ accounting agent however, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services (“ISS”) and SG Constellation, L.L.C. to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

E.	Rating Agencies. Standard & Poor’s (“S&P”) and Moody’s Investors Services (“Moody’s”) receive full Fund holdings for rating purposes. S&P may receive holdings information weekly on a seven-day delayed basis. Moody’s may receive holdings information monthly on a seven-day delayed basis.

Additions to List of Approved Recipients. Any additions to the list of approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient’s relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or any affiliated person of the Fund.

Funds Management Commentaries. Funds Management may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund if such disclosure does not result in the disclosure of current portfolio holdings information any sooner than on a monthly 30-day delayed basis (or on a monthly 7-day delayed basis for a top-ten holding) and such disclosure does not constitute material nonpublic information, which for this purpose, means information that would convey any advantage to a recipient in making an investment decision concerning a Fund.

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Board Approval. The Board shall review and reapprove these Procedures, including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and making any changes that they deem appropriate.

CAPITAL STOCK

The Funds are twelve of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

Most of the Trust’s funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust’s funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a fund represents an equal, proportionate interest in a fund with all other shares. Shareholders bear their pro rata portion of a Fund’s operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund’s fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

As used in Prospectuses and in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of a class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of such class the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term “majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund or portfolio that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Set forth below as of August 4, 2006, is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of the Fund as a whole. The term “N/A” is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole. The Institutional Class shares of the Discovery and Small/Mid Cap Value Funds did not commence operations until August 31, 2006.

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5% Ownership as of August 4, 2006

Fund	Name and Address	Type of Ownership	Percentage of Class
C&B Mid Cap Value Fund
Class A	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	15.44%

Class B	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	26.99%

Class C	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	23.04%

Class D	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	51.80%

	NATIONAL FINANCIAL SERV LLC EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FIN CEN NEW YORK NY 10281-1003	Record	21.64%

Administrator Class	WELLS FARGO BANK NA OMNIBUS ACCOUNT - REINVEST/REINVEST PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	19.62%

	WILBRANCH & CO PO BOX 2887 WILSON NC 27894-2887	Record	6.83%

	SEI PRIVATE TRUST CO ATTN: MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456	Record	6.31%

	EPISCOPAL DIVINITY SCHOOL 99 BRATTLE ST CAMBRIDGE MA 02138-3494	Record	5.13%

	PATTERSON & CO HORIZON FOUNDATION OF HOWARD CNTY 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-0001	Record	11.06%

Institutional Class	NFSC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	Record	38.13%

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Fund	Name and Address	Type of Ownership	Percentage of Class
	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	Record	18.97%

	COMMUNITY FOUNDATION OF THE OZARKS 901 ST LOUIS #701 SPRINGFIELD MO 65806-2561	Record	15.72%

	MASSACHUSETTS AUDUBON SOCIETY INC NON PROFIT ENVIRONMENTAL ORG 501C3 ATTN CHIEF FINANCIAL OFFICER 208 S GREAT RD LINCOLN MA 01773-4800	Record	12.18%

	NFS LLC FEBO USB FBO GMF Corp Perm/Mutual Fd PO Box 1787 Milwaukee, WI 53201-1787	Record	11.87%

Common Stock Fund*
Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	40.69%

	NATIONWIDE INSURANCE COMPANY FBO QPVA C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	Record	23.17%

	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	8.71%

	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	Record	9.44%

	WILMINGTON TRUST CO CUST FBO SG COWEN 401K SAVINGS PLAN C/O MUTUAL FUNDS 1100 N MARKET ST WILMINGTON DE 19801-1243	Record	7.37%

Class B	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	71.37%

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Fund	Name and Address	Type of Ownership	Percentage of Class
	MERRILL LYNCH PIERCE FENNER & SMITH INC MERRILL LYNCH FIN DATA SERVICES ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Record	7.95%

Class C	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	30.78%

	MERRILL LYNCH PIERCE FENNER & SMITH INC MERRILL LYNCH FIN DATA SERVICES ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Record	18.31%

Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	5.63%

	WELLS FARGO FUNDS MANAGEMENT LLC EXCLUSIVE BENEFIT OF ITS CUSTOMERS WELLS FARGO ADVISOR PROGRAM 100 Heritage Reserve Menomonee Falls, WI 53051-4400	Record	5.87%

Discovery Fund*
Administrator Class	WELLS FARGO BANK NA FBO OMNIBUS REINVEST/REINVEST PO Box 1533 Minneapolis, MN 55480-1533	Record	53.12%

	WELLS FARGO BANK NA FBO OMNIBUS CASH/CASH PO Box 1533 Minneapolis, MN 55480-1533	Record	34.21%

	MAC & CO MUTUAL FUND OPERATIONS PO BOX 3198 PITTSBURGH PA 15230-3198	Record	6.22%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT EXCLUSIVELY FBO THE CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	5.92%

Investor Class	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	11.97%

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Fund	Name and Address	Type of Ownership	Percentage of Class
Enterprise Fund*
Administrator Class	WELLS FARGO BANK NA FBO OMNIBUS REINVEST/REINVEST PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	88.91%

	WELLS FARGO BANK NA FBO OMNIBUS CASH/REINVEST PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	6.18%

Advisor Class	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	56.37%

Institutional Class	PRUDENTIAL INVESTMENT MGMNT SERVICE FBO MUTUAL FUND CLIENTS ATTN: PRUCHOICE UNIT MAIL STOP 194-201 194 WOOD AVENUE SOUTH ISELIN NJ 08830-2710	Record	52.20%

	PATTERSON & CO OMNIBUS CASH/REIN 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-0001	Record	17.50%

	PATTERSON & CO OMNIBUS CASH/CASH 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-0001	Record	14.61%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	13.94%

Investor Class	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	7.22%

Mid Cap Disciplined Fund*
Administrator Class	WELLS FARGO FUNDS MANAGEMENT LLC EXCLUSIVE BENEFIT OF ITS CUSTOMERS WELLS FARGO ADVISOR PROGRAM 100 Heritage Reserve Menomonee Falls, WI 53051-4400	Record	63.44%

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Fund	Name and Address	Type of Ownership	Percentage of Class
	WELLS FARGO BANK NA FBO OMNIBUS REINVEST/REINVEST PO Box 1533 Minneapolis, MN 55480-1533	Record	29.92%

Institutional Class	WELLS FARGO BANK NA FBO TOMORROW’S SCHOLAR 90% EQUITY PRT PO Box 1533 Minneapolis, MN 55480-1533	Rec0rd	24.58%

	WELLS FARGO BANK NA FBO TOMORROW’S SCHOLAR 75% EQUITY PRT PO Box 1533 Minneapolis, MN 55480-1533	Record	19.59%

	WELLS FARGO BANK NA FBO EDVEST AGGRESSIVE PORTFOLIO (Wisc) PO Box 1533 Minneapolis, MN 55480-1533	Record	17.75%

	WELLS FARGO BANK NA FBO TOMORROW’S SCHOLAR 50% EQUITY PRT PO Box 1533 Minneapolis, MN 55480-1533	Record	10.96%

	WELLS FARGO BANK NA FBO EDVEST MODERATE PORTFOLIO (Wisc) PO Box 1533 Minneapolis, MN 55480-1533	Record	8.68%

	WELLS FARGO BANK NA FBO TOMORROW’S SCHOLAR 60% EQUITY PRT PO Box 1533 Minneapolis, MN 55480-1533	Record	7.46%

Investor Class	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	32.22%

Mid Cap Growth Fund
Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT EXCLUSIVELY FBO THE CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	20.84%

Class B	AMERICAN ENTERPRISE INVESTMENT SERVICES FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	14.44%

Class C	AMERICAN ENTERPRISE INVESTMENT SERVICES FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	13.36%

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Fund	Name and Address	Type of Ownership	Percentage of Class
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: Mutual Fund Administrator 4800 Deer Lake Dr E Fl 3 Jacksonville, FL 32246-6484	Record	9.57%

	WELLS FARGO INVESTMENTS LLC 608 SECOND AVENUE SOUTH 8TH FL MINNEAPOLIS MN 55402-1916	Record	5.29%

Class Z	NATIONWIDE LIFE INSURANCE CO PO BOX 182029 COLUMBUS OH 43218-2029	Record	5.30%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT EXCLUSIVELY FBO THE CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	9.69%

Opportunity Fund*
Administrator Class	WELLS FARGO BANK NA FBO EDEST AGGRESSIVE PORTFOLIO (Wisc) PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	21.94%

	WELLS FARGO BANK NA FBO TOMORROW’S SCHOLAR 90% EQUITY PRTPO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	17.45%

	WELLS FARGO BANK NA FBO TOMORROW’S SCHOLAR 75% EQUITY PRTPO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	13.41%

	WELLS FARGO BANK NA FBO EDEST MODERATE PORTFOLIO (Wisc) PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	10.70%

	WELLS FARGO BANK NA FBO TOMORROW’S SCHOLAR 50% EQUITY PRTPO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	8.91%

	WELLS FARGO BANK NA FBO TOMORROW’S SCHOLAR 60% EQUITY PRTPO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	7.54%

	WELLS FARGO BANK NA FBO EDEST BALANCED PORTFOLIO (Wisc) PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	6.60%

	WELLS FARGO BANK NA FBO OMNIBUS REINVEST/REINVEST PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	5.60%

66

Fund	Name and Address	Type of Ownership	Percentage of Class
Advisor Class	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	37.26%

	MCB TRUST SERVICES TTEE FBO WESTERN STATES ENVELOPE CO 401K 700 17TH ST STE 300 DENVER CO 80202-3531	Record	8.12%

Investor Class	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	13.41%

Small Cap Disciplined Fund*
Administrator	WELLS FARGO BANK NA FBO OMNIBUS REINVEST/REINVEST PO Box 1533 Minneapolis, MN 55480-1533	Record	37.49%

	MITRA & CO 11270 W PARK PL STE 400 WI 53224-3638	Record	16.60%

	WELLS FARGO INVESTMENTS LLC 625 Marquette Ave S 13th Floor Minneapolis, MN 55402-2308	Record	15.94%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT EXCLUSIVLY FBO THE CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	6.20%

Institutional	MINNESOTA LIFE 400Robert St N A6 4105 Saint Paul, MN 55101-2015	Record	99.80%

Investor Class	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	34.43%

Small Cap Growth Fund
Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT EXCLUSIVELY FBO THE CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	10.12%

67

Fund	Name and Address	Type of Ownership	Percentage of Class
Class B	AMERICAN ENTERPRISE INVESTMENT SERVICES FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	16.26%

Class C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: Mutual Fund Administrator 4800 Deer Lake Dr E Fl 3 Jacksonville, FL 32246-6484	Record	18.60%

Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT EXCLUSIVELY FBO THE CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	5.44%

Administrator CLass	WELLS FARGO BANK NA, MONTGOMERY SMALL CAP I ATTN: MUTUAL FUND OPS P O BOX 1533 MINNEAPOLIS MN 55480-1533	Record	90.64%

	WELLS FARGO BANK NA, MONTGOMERY SMALL CAP I ATTN: MUTUAL FUND OPS P O BOX 1533 MINNEAPOLIS MN 55480-1533	Record	5.15%

Institutional Class	WELLS FARGO BANK NA FBO WEALTHBUILDER GROWTH BALANCED PO Box 1533 Minneapolis, MN 55480-1533	Record	51.53%

	WELLS FARGO BANK NA FBO WEALTHBUILDER EQUITY PO Box 1533 Minneapolis, MN 55480-1533	Record	20.99%

	WELLS FARGO BANK NA FBO WEALTHBUILDER TACTICAL EQUITY PO Box 1533 Minneapolis, MN 55480-1533	Record	9.82%

	WELLS FARGO BANK NA FBO WEALTHBUILDER GROWTH ALLOCATION PO Box 1533 Minneapolis, MN 55480-1533	Record	8.19%

Small Cap Opportunities Fund
Administrator Class	WELLS FARGO BANK NA, SMALL CAP OPPORTUNITIES FUND I C/O MUTUAL FUND PROCESSING PO BOX 1533 MINNEAPOLIS MN 55485-0001	Record	85.98%

68

Fund	Name and Address	Type of Ownership	Percentage of Class
	NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 Magellan Way KW1C Covington, KY 41015-1987	Record	5.51%

Small Cap Value Fund*
Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	37.86%

	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	Record	12.32%

	TRANSAMERICA LIFE INSURANCE CO 1150 S Olive St Ste T1005 Los Angeles, CA 90015-2249	Record	7.72%

Class B	AMERICAN ENTERPRISE INVESTMENT SERVICES FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	64.34%

Class C	AMERICAN ENTERPRISE INVESTMENT SERVICES FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	14.21%

	MERRILL LYNCH PIERCE FENNER & SMITH INC MERRILL LYNCH FIN DATA SERVICES ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Record	11.35%

Class Z	NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 Magellan Way KW1C Covington, KY 41015-1987	Record	27.79%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	8.22%

	WELLS FARGO BANK NA RPS STRONG SMALL CAP VALUE #069 P.O. Box 1533 MINNEAPOLIS MN 55480-1533	Record	8.93%

69

Fund	Name and Address	Type of Ownership	Percentage of Class
	BANK OF NEW YORK TRUSTEE NEW YORK STATE DEFERRED COMP 1 WALL ST FL 12 NEW YORK NY 10286-0001	Record	5.58%

Small/Mid Cap Value Fund*
Administrator	WELLS FARGO BANK NA FBO EDEST AGGRESSIVE PORTFOLIO (Wisc) PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	33.10%

	WELLS FARGO BANK NA FBO EDEST MODERATE PORTFOLIO (Wisc) PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	14.11%

	WELLS FARGO BANK NA FBO EDEST BALANCED PORTFOLIO (Wisc) PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	7.45%

	WELLS FARGO BANK NA FBO OMNIBUS CASH/CASH PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	35.97%

Investor	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	49.39%

*	These Funds commenced operations on April 11, 2005.

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

OTHER

The Trust’s Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 “F” Street NE in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP’s address is 1601 Market Street, Philadelphia, PA 19103.

FINANCIAL INFORMATION

The portfolios of investments and audited financial statements for the Funds for the year ended October 31, 2005, and the unaudited financial statements for the Funds for the semi-annual period ended April 30, 2006, are hereby incorporated by reference to the Annual Reports and Semi-Annual Reports, respectively.

70

WELLS FARGO FUNDS TRUST

File Nos. 333-74295; 811-09253

PART C

OTHER INFORMATION

Item 23.	Exhibits.

Exhibit Number		Description

(a)	-	Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(b)	-	Not Applicable.

(c)	-	Not Applicable.

(d) (1) (i)	-	Investment Advisory Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005; Schedule A, incorporated by reference to Post-Effective Amendment No.93, filed June 26, 2006.

(ii)	-	Amended and Restated Fee and Expense Agreement between Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Schedule A, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

(2) (i)	-	Not Applicable.

(ii)	-	Investment Sub-Advisory Agreement with Galliard Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005; Appendix A, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

(iii)	-	Investment Sub-Advisory Agreement with Peregrine Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005; Appendix A, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

(iv)	-	Investment Sub-Advisory Agreement with Schroder Investment Management North America Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(v)	-	Investment Sub-Advisory Agreement with Smith Asset Management Group, L.P., incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

(vi)	-	Investment Sub-Advisory Agreement with Wells Capital Management Incorporated, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001; Schedule A, and Appendix A, incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006.

(vii)	-	Investment Sub-Advisory Agreement with RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC), incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

(viii)	-	Not Applicable.

(ix)	-	Investment Sub-Advisory Agreement with Cadence Capital Management, incorporated by reference to Post-Effective Amendment No. 26, filed September 12, 2001; Appendix A, incorporated by reference to Post-Effective Amendment No. 96, filed July 31, 2006.

(x)	-	Investment Sub-Advisory Agreement with Sutter Advisors LLC, incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003; Appendix A, incorporated by reference to Post-Effective Amendment No. 96, filed July 31, 2006.

(xi)	-	Investment Sub-Advisory Agreement with Systematic Financial Management, L.P., incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003; Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

(xii)	-	Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 69, filed January 30, 2004; Appendix A, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

(xiii)	-	Investment Sub-Advisory Agreement with Cooke & Bieler, L.P., incorporated by reference to Post-Effective Amendment No. 74, filed July 26, 2004; Appendix A and Schedule A, incoporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

(xiv)	-	Investment Sub-Advisory Agreement with Artisan Partners Limited Partnership, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005; Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

(xv)	-	Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005.

(xvi)	-	Investment Sub-Advisory Agreement with New Star Institutional Managers Limited, incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006.

(xvii)	-	Investment Sub-Advisory Agreement with Matrix Asset Advisors, Inc., incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(e)	-	Distribution Agreement with Wells Fargo Funds Distributor, LLC, incorporated by reference to Post-Effective Amendment No. 84, filed July 1, 2005; Schedule I, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

(f)	-	Not Applicable.

(g) (1)	-	Not Applicable.

(2)	-	Amended and Restated Custody Agreement with Wells Fargo Bank, N.A. incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005; Appendix A, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

(i)	-	Delegation Agreement (17f-5) with Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

(3)	-	Amended and Restated Securities Lending Agreement by and among Wells Fargo Funds Trust, Wells Fargo Funds Management, LLC and Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005; Exhibit A incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

(4)	-	Not Applicable.

(h) (1)	-	Administration Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 65, filed August 15, 2003; Appendix A incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

(2)	-	Accounting Services Agreement with PFPC Inc., along with Amended and Restated Letter Agreement, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005; Amendment, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005; Appendix A, incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006.

(3)	-	Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006; Schedule A, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006. Shareholder Servicing Plan, incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000; Appendix A, incorporated by reference to Post-Effective

(4)	-	Amendment No. 93, filed June 26, 2006.

(5)	-	Shareholder Servicing Agreement, incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.

(i) (1)	-	Legal Opinion, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(2)	-	Not Applicable.

(j) (A)	-	Consent of Independent Auditors, filed herewith.

(j) (1)	-	Not Applicable.

(2)	-	Not Applicable.

(3)	-	Not Applicable.

(4)	-	Power of Attorney, Thomas S. Goho, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(5)	-	Power of Attorney, Peter G. Gordon, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(6)	-	Not Applicable.

(7)	-	Power of Attorney, Richard M. Leach, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(8)	-	Power of Attorney, J. Tucker Morse, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(9)	-	Power of Attorney, Timothy J. Penny, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(10)	-	Power of Attorney, Donald C. Willeke, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(11)	-	Not Applicable.

(12)	-	Power of Attorney, Karla M. Rabusch, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(13)	-	Not Applicable.

(14)	-	Not Applicable.

(15)	-	Power of Attorney, Olivia S. Mitchell, incorporated by reference to Post-Effective Amendment No. 90, filed March 1, 2006.

(16)	-	Power of Attorney, A. Erdem Cimen, incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006.

(k)	-	Not Applicable.

(l)	-	Not Applicable.

(m)	-	Rule 12b-1 Plan, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005; Appendix A, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

(n)	-	Rule 18f-3 Plan, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005; Appendix A and B, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

(o)	-	Not Applicable.

(p) (1)	-	Joint Code of Ethics for Funds Trust, Master Trust and Variable Trust, incorporated by reference to Post- Effective Amendment No. 93, filed June 26, 2006.

(2)	-	Joint Code of Ethics for Wells Fargo Funds Management, LLC and Wells Fargo Funds Distributor, LLC, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

(3)	-	Not Applicable.

(4)	-	RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC) Code of Ethics, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

(5)	-	Galliard Capital Management, Inc. Code of Ethics, incorporated by reference to Post- Effective Amendment No. 87, filed November 1, 2005.

(6)	-	Peregrine Capital Management, Inc. Code of Ethics, incorporated by reference to Post- Effective Amendment No. 93, filed June 26, 2006.

(7)	-	Schroder Investment Management North America Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

(8)	-	Smith Asset Management Group, L.P. Code of Ethics, incorporated by reference to Post- Effective Amendment No. 93, filed June 26, 2006.

(9)	-	Wells Capital Management Incorporated Code of Ethics, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

(10)	-	Not Applicable.

(11)	-	Not Applicable.

(12)	-	Not Applicable.

(13)	-	Systematic Financial Management, L.P. Code of Ethics, incorporated by reference to Post- Effective Amendment No. 87, filed November 1, 2005.

(14)	-	LSV Asset Management Code of Ethics and Personal Trading Policy, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

(15)	-	Cooke & Bieler, L.P. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

(16)	-	Artisan Partners Limited Partnership Code of Ethics, incorporated by reference to Post- Effective Amendment No. 93, filed June 26, 2006.

(17)	-	New Star Institutional Managers Limited Code of Ethics, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

(18)	-	Matrix Asset Advisors, Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

Item 24.	Persons Controlled by or Under Common Control with the Fund.

Registrant believes that no person is controlled by or under common control with Registrant.

Item 25.	Indemnification.

Article IX of the Registrant’s Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant’s Trustees, officers, employees, agents and holders of beneficial interests in the Trust. In addition, the Trustees are empowered under Section 3.9 of the Registrant’s Declaration of Trust to obtain such insurance policies as they deem necessary.

Item 26.	Business and Other Connections of Investment Adviser.

(a) Effective March 1, 2001, Wells Fargo Funds Management, LLC (“Funds Management”) assumed investment advisory responsibilities for each of the Funds. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. (“Wells Fargo Bank”). Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.

To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank.

(b) Global Index Advisors, Inc. (“Global Index Advisors” or “GIA”), serves as a sub-adviser to various Funds of Wells Fargo Funds Trust (the “Trust”) and as adviser or sub-adviser to certain other open-end management investment companies. The descriptions of GIA in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of GIA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(c) Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, serves as sub-adviser to various Funds of the Trust. The descriptions of Wells Capital Management in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Wells Capital Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(d) Peregrine Capital Management, Inc. (“Peregrine”), an indirect, wholly owned subsidiary of Wells Fargo & Company, serves as sub-adviser to various Funds of the Trust. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(e) Schroder Investment Management North America Inc. (“Schroder”), serves as sub-adviser to the Small Cap Opportunities Fund of the Trust. The descriptions of Schroder in Parts A and B of the Registration Statement are incorporated by reference herein. Schroder Capital Management International Limited (“Schroder Ltd.”) is a United Kingdom affiliate of Schroder which provides investment management services to international clients located principally in the United States. Schroder Ltd. and Schroder p.l.c. are located at 31 Gresham St., London ECZV 7QA, United Kingdom. To the knowledge of the Registrant, none of the directors or officers of Schroder is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(f) Galliard Capital Management, Inc. (“Galliard”), an indirect, wholly owned subsidiary of Wells Fargo & Company serves as sub-adviser to various Funds of the Trust. The descriptions of Galliard in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Galliard is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(g) Smith Asset Management Group, L.P. (“Smith”), in which Wells Fargo Bank maintains an indirect, minority-ownership interest, serves as sub-adviser to various Funds of the Trust. The descriptions of Smith in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of this sub-adviser is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(h) RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC) (“RCM”), a wholly owned subsidiary of RCM US Holdings LLC, serves as sub-adviser for the Specialized Technology Fund and Specialized Health Sciences Fund of the Trust. The descriptions of RCM in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of RCM is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(i) Cadence Capital Management (“Cadence”) serves as sub-adviser for the Large Cap Appreciation Portfolio of Wells Fargo Master Trust (“Master Trust”) in which several Funds of the Trust invest. The descriptions of Cadence in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cadence is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(j) Sutter Advisors LLC (“Sutter”) serves as the sub-adviser to the High Yield Bond Fund of the Trust. The descriptions of Sutter in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Sutter is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(k) Systematic Financial Management, L.P. (“Systematic”) serves as sub-adviser to the Large Cap Value Portfolio of Master Trust in which several Funds of the Trust invest. The descriptions of Systematic in Parts A and B of the Registration Statement are

incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Systematic is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(l) LSV Asset Management (“LSV”) serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of LSV in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of LSV is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(m) Cooke & Bieler, L.P. (“Cooke & Bieler”) serves as sub-adviser for the Wells Fargo C&B Mid Cap Value Fund and Wells Fargo C&B Tax-Managed Value Fund of the Trust and for the C&B Large Cap Value Portfolio of Master Trust in which the C&B Large Cap Value Fund invests. The descriptions of Cooke & Bieler in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cooke & Bieler is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(n) Artisan Partners Limited Partnership (“Artisan”) serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of Artisan in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Artisan is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(o) New Star Institutional Managers Limited (“New Star”) serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of New Star in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of New Star is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(p) Matrix Asset Advisors, Inc. (“Matrix”) serves as Sub-Adviser for the Growth and Income Fund and Large Company Core Fund of the Trust. The descriptions

Item 27.	Principal Underwriters.

(a) Wells Fargo Funds Distributor, LLC (“Funds Distributor”), distributor for the Registrant, also acts as principal underwriter for Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Wells Fargo Master Trust, all of which are registered open-end management investment companies.

(b) The following table provides information for each director and officer of Wells Fargo Funds Distributor, LLC.

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Fund

Cara Peck Wells Fargo Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Director, President & Secretary	None

Kevin J. Scott Wells Fargo Funds Management, LLC 100 Heritage Reserve Menomonee Falls, WI 53051	Financial Operations Officer (FINOP)	None

Dorothy A. Peters Wells Fargo Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Chief Compliance Officer	Chief Compliance Officer

Steven R. Schneider Wells Fargo Funds Management, LLC 100 Heritage Reserve Menomonee Falls, WI 53051	Compliance Officer and Anti-Money Laudering Officer	None

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Fund

Carol A. Jones Lorts Wells Fargo Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Director	None

Mathew H. Lobas Wells Fargo Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Director	None

(c) Not Applicable.

Item 28.	Location of Accounts and Records.

(a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, “Records”) at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, 12th Floor, San Francisco, CA 94105.

(b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, 12th Floor, San Francisco, CA 94105.

(c) Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Heritage Drive, Quincy, Massachusetts 02171.

(d) Global Index Advisors maintains all Records relating to their services as sub-adviser at 2964 Peachtree Road, Suite 542, Atlanta, Georgia 30305.

(e) Wells Fargo Funds Distributor, LLC maintains all Records relating to its services as distributor at 525 Market Street, 12th Floor, San Francisco, CA 94105.

(f) Wells Fargo Bank, N.A. (formerly Wells Fargo Bank Minnesota, N.A.) maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, Minnesota 55479-0040.

(g) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, 10th Floor, San Francisco, California 94105.

(h) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402.

(i) Galliard Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55402.

(j) Smith Asset Management Group, L.P. maintains all Records relating to its services as investment sub-adviser at 200 Crescent Court, Suite 850, Dallas, Texas 75201.

(k) Schroder Investment Management North America Inc. maintains all Records relating to its services as investment sub-adviser at 875 Third Avenue, 22nd Floor, New York, New York 10022.

(l) RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC) maintains all Records relating to its services as investment sub-adviser at Four Embarcadero Center, San Francisco, California 94111.

(m) Systematic Financial Management, L.P. maintains all Records relating to its services as investment sub-adviser at 300 Frank W. Burr Boulevard, Glenpointe East, 7th Floor, Teaneck, New Jersey 07666.

(n) LSV Asset Management maintains all Records relating to its services as investment sub-adviser at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

(o) Cooke & Bieler, L.P. maintains all Records relating to its services as investment sub-adviser at 1700 Market Street, Philadelphia, Pennsylvania 19103.

(p) Artisan Partners Limited Partnership maintains all Records relating to its services as investment sub-adviser at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.

(q) New Star Institutional Managers Limited maintains all Records relating to its services as investment sub-adviser at 1 Knightsbridge Green, London, SW1X 7NE, England.

(r) Matrix Asset Advisors, Inc. maintains all Records relating to its services as investment sub-adviser at 747 Third Avenue, 31st Floor, New York, New York 10017.

Item 29.	Management Services.

Other than as set forth under the captions “Organization and Management of the Funds” in the Prospectuses constituting Part A of this Registration Statement and “Management” in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.	Undertakings. Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A, pursuant to Rule 485(a)(1) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 31st day of August, 2006.

WELLS FARGO FUNDS TRUST

By:	/S/ CAROL J. LORTS
Carol J. Lorts Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 98 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

*	Trustee
Thomas S. Goho

*	Trustee
Peter G. Gordon

*	Trustee
Richard M. Leach

*	Trustee
J. Tucker Morse

*	Trustee
Olivia S. Mitchell

*	Trustee
Timothy J. Penny

*	Trustee
Donald C. Willeke

*	President (Principal Executive Officer)
Karla M. Rabusch

*	Treasurer (Principal Financial Officer)
A. Erdem Cimen
8/31/2006

*By:	/S/ CAROL J. LORTS
Carol J. Lorts As Attorney-in-Fact August 31, 2006

WELLS FARGO FUNDS TRUST

FILE NOS. 333-74295; 811-09253

EXHIBIT INDEX

Exhibit Number	Description

Ex 99 B(j)(A)	Consent of Independent Auditors